                                                                     EXHIBIT 4.5

================================================================================

            AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION V LLC,

                                   Transferor

             AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.,

                           Servicer and Administrator

                        AMERICAN EXPRESS ISSUANCE TRUST,

                                     Issuer

                                       and

                              THE BANK OF NEW YORK,

                                Indenture Trustee

                           ---------------------------

                          FORM OF AMENDED AND RESTATED

                        TRANSFER AND SERVICING AGREEMENT

                          dated as of March [__], 2006


================================================================================

                                    ARTICLE I

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

                                                    TABLE OF CONTENTS

                                                                                                           PAGE
Section 1.1.          Definitions................................................................................1
Section 1.2.          Other Definitional Provisions.............................................................21

                                                         ARTICLE II
                                                        TRUST ASSETS

Section 2.1.          Conveyance of Trust Assets................................................................23
Section 2.2.          Acceptance by Issuer......................................................................25
Section 2.3.          Representations and Warranties of Each Transferor Relating to Such Transferor.............25
Section 2.4.          Representations and Warranties of Each Transferor.........................................27
Section 2.5.          Notice of Breach..........................................................................31
Section 2.6.          Transfer of Ineligible Receivables and Ineligible Collateral Certificates.................31
Section 2.7.          Reassignment of Trust Assets..............................................................32
Section 2.8.          Additional Transferors....................................................................33
Section 2.9.          Covenants of Each Transferor..............................................................34
Section 2.10.         Covenants of Each Transferor With Respect to Any Applicable Receivables Purchase
                      Agreement.................................................................................37
Section 2.11.         Reinvestment in Trust Assets..............................................................37
Section 2.12.         Increases in the Invested Amount of an Existing Collateral Certificate....................38
Section 2.13.         Addition of Trust Assets..................................................................39
Section 2.14.         Removal of Accounts.......................................................................43
Section 2.15.         Account Allocations.......................................................................45
Section 2.16.         Discount Option Receivables...............................................................45

                                                         ARTICLE III
                                       COLLECTIONS, ALLOCATIONS, DEPOSITS AND PAYMENTS

Section 3.1.          Collections and Allocations...............................................................47
Section 3.2.          Allocations of Finance Charge Collections and the Default Amount..........................48
Section 3.3.          Allocations of Principal Collections......................................................48
Section 3.4.          Allocations of the Servicing Fee..........................................................48
Section 3.5.          Allocations of Amounts to the Overconcentration Account and Allocations of Amounts
                      on Deposit in the Overconcentration Account...............................................49
Section 3.6.          Allocations of Amounts to the Excess Funding Account and Allocations of Amounts on
                      Deposit in the Excess Funding Account.....................................................49
Section 3.7.          Final Payment.............................................................................50
Section 3.8.          Payments within a Series, Class or Tranche................................................50
Section 3.9.          Allocations of Finance Charge Collections, the Default Amount, the Servicing Fee
                      and Principal Collections Allocable to the Transferor Interest............................51
Section 3.10.         Adjustments for Miscellaneous Credits and Fraudulent Charges..............................51
Section 3.11.         Issuer Rate Fees..........................................................................52
Section 3.12.         Designation of Remaining Principal Shortfalls.............................................53

                                                     TABLE OF CONTENTS
                                                        (continued)
                                                                                                             PAGE
                                                         ARTICLE IV
                                                  SERVICING OF RECEIVABLES

Section 4.1.          Acceptance of Appointment and Other Matters Relating to the Servicer......................54
Section 4.2.          Representations, Warranties and Covenants of the Servicer.................................55
Section 4.3.          Reports and Records for the Owner Trustee and the Indenture Trustee.......................58
Section 4.4.          Annual Certificate of Servicer............................................................58
Section 4.5.          Annual Servicing Report of Independent Public Accountants; Copies of Reports
                      Available.................................................................................58
Section 4.6.          Tax Treatment.............................................................................59
Section 4.7.          Notices to American Express Entities......................................................59
Section 4.8.          Recoveries................................................................................59
Section 4.9.          Reports to the Commission.................................................................60

                                                          ARTICLE V
                                   ADMINISTRATION OF THE TRUST; DUTIES OF THE ADMINISTRATOR

Section 5.1.          Appointment of Administrator; Duties of Administrator.....................................61
Section 5.2.          Records...................................................................................65
Section 5.3           Compensation..............................................................................65
Section 5.4           Additional Information to be Furnished to Issuer..........................................65
Section 5.5           Independence of Administrator.............................................................65
Section 5.6           No Joint Venture..........................................................................66
Section 5.7           Other Activities of Administrator.........................................................66
Section 5.8.          Termination, Resignation and Removal of
                      Administrator.............................................................................66
Section 5.9.          Action Upon Termination, Resignation or
                      Removal...................................................................................67

                                                             ARTICLE VI
                                              OTHER MATTERS RELATING TO EACH TRANSFEROR

Section 6.1.          Liability of Each Transferor..............................................................68
Section 6.2.          Merger or Consolidation of, or Assumption of the Obligations of, a Transferor.............68
Section 6.3.          Limitations on the Liability of Each Transferor...........................................69
Section 6.4.          [RESERVED]................................................................................69
Section 6.5.          Assumption of a Transferor's Obligations..................................................69
Section 6.6.          Expenses..................................................................................71

                                                             ARTICLE VII
                                               OTHER MATTERS RELATING TO THE SERVICER

Section 7.1.          Liability of the Servicer.................................................................72
Section 7.2.          Merger or Consolidation of, or Assumption of the Obligations of, the Servicer.............72
Section 7.3.          Limitations on the Liability of the Servicer and Others...................................72
Section 7.4.          Servicer Indemnification of the Trust, the Owner Trustee and the Indenture Trustee........73
Section 7.5.          Resignation of the Servicer...............................................................74
Section 7.6.          Access to Certain Documentation and Information Regarding the Collateral..................74
Section 7.7.          Delegation of Duties......................................................................75
Section 7.8.          Examination of Records....................................................................75

                                                     TABLE OF CONTENTS
                                                        (continued)
                                                                                                             PAGE
                                                     ARTICLE VIII
                                                   INSOLVENCY EVENTS

Section 8.1.          Rights Upon the Occurrence of an Insolvency Event.........................................76

                                                       ARTICLE IX
                                                    SERVICER DEFAULTS

Section 9.1.          Servicer Defaults.........................................................................77
Section 9.2.          Indenture Trustee to Act; Appointment of Successor........................................79
Section 9.3.          Notification to Noteholders...............................................................81
Section 9.4.          Waiver of Past Defaults...................................................................81

                                                        ARTICLE X
                                               ACQUISITION OF TRUST ASSETS

Section 10.1.         Acquisition of Trust Assets...............................................................82

                                                       ARTICLE XI
                                                       TERMINATION

Section 11.1.         Termination of Agreement..................................................................83

                                                       ARTICLE XII
                                                      MISCELLANEOUS

Section 12.1.         Amendment; Waiver of Past Defaults........................................................84
Section 12.2.         Protection of Right, Title and Interest in and to Trust Assets............................86
Section 12.3.         Fees Payable by the Transferor............................................................87
Section 12.4.         Governing Law; Submission to Jurisdiction; Appointment of Agent for Service of
                      Process...................................................................................87
Section 12.5.         Notices; Payments.........................................................................87
Section 12.6.         Severability of Provisions................................................................89
Section 12.7.         Further Assurances........................................................................89
Section 12.8.         No Waiver; Cumulative Remedies............................................................89
Section 12.9.         Counterparts..............................................................................89
Section 12.10.        Third-Party Beneficiaries.................................................................89
Section 12.11.        Actions by Noteholders....................................................................89
Section 12.12.        Rule 144A Information.....................................................................90
Section 12.13.        Merger and Integration....................................................................90
Section 12.14.        Headings..................................................................................90
Section 12.15.        Limitation of Liability...................................................................90
Section 12.16.        No Petition...............................................................................90
Section 12.17.        Force Majeure.............................................................................91

                                                     TABLE OF CONTENTS
                                                        (continued)
                                                                                                             PAGE
                                                      ARTICLE XIII
                                              COMPLIANCE WITH REGULATION AB

Section 13.1.         Intent of Parties; Reasonableness.........................................................92
Section 13.2.         Additional Representations and Warranties of the Indenture Trustee........................92
Section 13.3.         Information to Be Provided by the Indenture Trustee.......................................92
Section 13.4.         Report on Assessment of Compliance and Attestation........................................93
Section 13.5.         Additional Representations and Warranties of the Servicer.................................94
Section 13.6.         Information to Be Provided by the Servicer................................................94
Section 13.7.         Report on Assessment of Compliance and Attestation........................................96
Section 13.8.         Use of Subservicers and Servicing Participants............................................97

                               TABLE OF CONTENTS
                                  (continued)
                                                                                     PAGE

                                    EXHIBITS

Exhibit A      Form of Assignment of Receivables in Aggregate Addition Accounts       A-1

Exhibit B      Form of Assignment of Collateral Certificates                          B-1

Exhibit C      Form of Assignment of Receivables in New Accounts                      C-1

Exhibit D      Form of Reassignment of Receivables in Removed Accounts                D-1

Exhibit E      [Reserved]                                                             E-1

Exhibit F-1    Form of Opinion of Counsel with respect to Amendments                  F-1-1

Exhibit F-2    Form of Opinion of Counsel with respect to Aggregate
               Addition Accounts                                                      F-2-1

Exhibit F-3    Form of Opinion of Counsel with respect to New Accounts                F-3-1

Exhibit F-4    Form of Annual Opinion of Counsel                                      F-4-1

Exhibit G      Form of Annual Certification                                           G-1

Exhibit H      Servicing Criteria to be Addressed in Assessment of Compliance         H-1

Exhibit I      Form of Annual Certification                                           I-1

Exhibit J      Servicing Criteria to be Addressed in Assessment of Compliance         J-1

                               SCHEDULES

Schedule 1     List of Accounts Delivered to Indenture Trustee

Schedule 2     List of Collateral Certificates Delivered to Indenture Trustee

                  This AMENDED AND RESTATED TRANSFER AND SERVICING AGREEMENT among AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION V LLC, a Delaware limited liability company, as transferor (the "Transferor"), AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC., a New York corporation, as servicer and administrator (the "Servicer" and the "Administrator"), AMERICAN EXPRESS ISSUANCE TRUST, a statutory trust created under the laws of the State of Delaware, as issuer (the "Issuer" or the "Trust"), and THE BANK OF NEW YORK, a New York banking corporation, in its capacity as indenture trustee (the "Indenture Trustee"), is made and entered into as of March [__], 2006.

                  WHEREAS, this Transfer and Servicing Agreement, dated as of May 19, 2005 (as amended and supplemented, the "Original Transfer Agreement"), was entered into among the Transferor, the Servicer, the Administrator, the Issuer and the Indenture Trustee; and

                  WHEREAS, the parties hereto agree to and do hereby amend and restate the Original Transfer Agreement as of March [__], 2006, to read in its entirety as set forth herein.

                  NOW, THEREFORE, in consideration of the mutual agreements herein contained, this Agreement is hereby amended and restated to read in its entirety as follows and each party agrees as follows for the benefit of the other parties and the Noteholders:

                                   ARTICLE I

                       DEFINITIONS AND OTHER PROVISIONS OF
                               GENERAL APPLICATION

                  Section 1.1. Definitions. Whenever used in this Agreement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

                  "Account" means (a) each Initial Account, (b) each Additional Account (but only from and after the Addition Date with respect thereto) and (c) each Related Account. The term "Account" shall include any account replacing an Account in connection with the transfer of ownership of such Account from an Account Owner to any other Account Owner (provided that such replacement account can be traced or identified by reference to, or by way of, the code designation in the securitization field of such replacement account, which code designation is contained in the computer or other records of the applicable Account Owner or TRS used to generate the computer files or microfiche lists delivered to the Indenture Trustee pursuant to Article II). The term "Account" shall exclude any Account, all the Receivables of which are either (a) reassigned to a Transferor pursuant to Section 2.6 or 2.7 or (b) assigned and transferred to the Servicer pursuant to Section 4.2. The term "Account" shall include any Removed Account only prior to the Removal Date with respect thereto.

                  "Account Agreement" means, with respect to an Account, the agreements between an Account Owner and an Obligor governing the terms and conditions of such Account, as such agreements may be amended, modified or otherwise changed from time to time and as distributed (including any amendments and revisions thereto) to holders of such Account.

                  "Account Assignment" means, collectively, any Aggregate Addition Account Assignment and New Account Assignment.

                  "Account Guidelines" means, with respect to the Accounts of each Account Owner, the established policies and procedures of such Account Owner, (a) relating to the operation of its charge business which generally are applicable to its portfolio of similar accounts, including the policies and procedures for determining the creditworthiness of customers and the extension of charge privileges to customers and (b) relating to the maintenance of accounts and collection of receivables, in each case as such policies and procedures may be amended, modified or otherwise changed from time to time.

                  "Account Owner" means, with respect to an Account, TRS, Centurion, FSB or any other entity that, pursuant to the Account Agreement related to such Account, is the issuer of the charge card related to, or the owner of, such Account; provided that the Transferor shall notify each Note Rating Agency promptly following the designation of any Account Owner other than TRS, Centurion or FSB.

                  "Accumulation Period" means, with respect to any Series, Class or Tranche of Notes, a period following the Revolving Period during which Principal Collections are accumulated in an account for the benefit of the Noteholders of such Series, Class or Tranche, which shall be the controlled accumulation period, the principal accumulation period, the early accumulation period, the optional accumulation period, the limited accumulation period or other accumulation period, in each case as defined with respect to such Series, Class or Tranche in the related Indenture Supplement.

                  "Addition Cut Off Date" means (i) with respect to Aggregate Addition Accounts, the date specified as such in the notice delivered with respect thereto pursuant to subsection 2.13(c) and (ii) with respect to each New Account, the date on which such New Account is originated.

                  "Addition Date" means (i) with respect to Aggregate Addition Accounts, the date from and after which such Aggregate Addition Accounts are to be included as Accounts pursuant to subsection 2.13(a) or (b), (ii) with respect to Collateral Certificates, the date from and after which such Collateral Certificates are to be included as part of the Trust Assets pursuant to subsection 2.13(a) or (b) and (iii) with respect to each New Account, the close of business on the last day of the Monthly Period in which such New Account was originated.

                  "Addition Limit" means, unless and until each Note Rating Agency otherwise consents in writing, (i) the aggregate number of Additional Accounts designated with respect to any three consecutive Monthly Periods shall not exceed 15% of the aggregate number of Accounts as of the first day of such three-month period, (ii) the aggregate number of Additional Accounts designated with respect to any twelve consecutive Monthly Periods shall not exceed 20% of the aggregate number of Accounts as of first day of such twelve-month period,
(iii) the aggregate amount of Receivables added to the Trust with respect to any three consecutive Monthly Periods shall not exceed 15% of the aggregate amount of Receivables in the Trust as of the first day of such three-month period and
(iv) the aggregate amount of Receivables added to the Trust with respect to any twelve consecutive Monthly Periods shall not exceed 20% of the aggregate amount of Receivables in the Trust as of the first day of such twelve-month period.

                  "Additional Account" means each New Account and each Aggregate Addition Account.

                  "Additional Transferor" has the meaning specified in Section 2.8.

                  "Administrator" means TRS, in its capacity as Administrator of the Trust, and any successors or assigns thereto.

                  "Adverse Effect" has the meaning specified in the Indenture.

                  "Affiliate" has the meaning specified in the Indenture.

                  "Aggregate Addition" means the designation of additional Eligible Accounts, other than New Accounts, to be included as Accounts pursuant to subsection 2.13(a) or (b).

                  "Aggregate Addition Account" means each charge account established pursuant to an Account Agreement between an Account Owner and any Person, which account is designated pursuant to subsection 2.13(a) or (b) to be included as an Account and identified in the computer file or microfiche list delivered to the Issuer and the Indenture Trustee by the Transferor pursuant to
Section 2.1 and subsection 2.13(c).

                  "Aggregate Addition Account Assignment" has the meaning specified in subsection 2.13(c)(viii).

                  "Agreement" means the Original Transfer Agreement, as amended and restated by this Transfer and Servicing Agreement, as the same may be further amended, supplemented or otherwise modified from time to time.

                  "Amortization Period" means, with respect to any Series, Class or Tranche of Notes, a period following the Revolving Period during which Principal Collections are distributed to Noteholders of such Series, Class or Tranche, which shall be the controlled amortization period, the principal amortization period, the early amortization period, the optional amortization period, the limited amortization period or other amortization period, in each case as defined with respect to such Series, Class or Tranche in the related Indenture Supplement.

                  "Appointment Date" has the meaning specified in Section 8.1.

                  "Assigned Assets" has the meaning specified in Section 6.5.

                  "Assumed Obligations" has the meaning specified in
Section 6.5.

                  "Assuming Entity" has the meaning specified in Section 6.5.

                  "Assumption Agreement" has the meaning specified in subsection 6.5(a).

                  "Authorized Newspaper" has the meaning specified in the Indenture.

                  "Authorized Officer" means:

                  (a) with respect to the Issuer, any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers, containing the specimen signature of each such Person, delivered by the Owner Trustee to the Indenture Trustee from time to time, and any officer of the Administrator who is authorized to act for the Administrator in matters relating to the Issuer and to be acted upon by the Administrator pursuant to this Agreement and who is identified on the list of Authorized Officers, containing the specimen signatures of such officers, delivered by the Administrator to the Indenture Trustee from time to time;

                  (b) with respect to each Transferor, any officer of such Transferor who is identified on the list of Authorized Officers, containing the specimen signature of each such Person, delivered by such Transferor to the Indenture Trustee from time to time; and

                  (c) with respect to the Servicer, any Servicing Officer.

                  "Available Overconcentration Account Amount" means, for any Monthly Period, the lesser of (a) the amount on deposit in the Overconcentration Account on the related First Note Transfer Date (before giving effect to any deposit made or to be made pursuant to subsection 3.9(d) to the Overconcentration Account on such date) and (b) the Required Overconcentration Account Amount.

                  "Available Principal Collections" has, with respect to any Outstanding Series of Notes, the meaning specified in the related Indenture Supplement for such Series.

                  "Bearer Notes" has the meaning specified in the Indenture.

                  "Beneficial Interest" has the meaning specified in the Trust Agreement.

                  "Beneficiary" has the meaning specified in the Trust
Agreement.

                  "Business Day" has the meaning specified in the Indenture.

                  "Centurion" means American Express Centurion Bank, a Utah industrial bank, and its permitted successors and assigns.

                  "Certificate Assignment" has the meaning specified in subsection 2.13(c)(ix).

                  "Class" has the meaning specified in the Indenture.

                  "Collateral Certificate" means any Investor Certificate issued pursuant to a Pooling and Servicing Agreement and the related Series Supplement that has been transferred to the Trust pursuant to subsection 2.13(a) or (b).

                  "Collateral Certificate Principal Shortfall Payments" means for any Monthly Period, amounts received on each Collateral Certificate in respect of Principal Shortfalls (as such term is defined in the applicable Series Supplement).

                  "Collection Account" has the meaning specified in the Indenture.

                  "Collections" means for any Monthly Period, the sum of (i) with respect to Receivables included as part of the Trust Assets, all payments by or on behalf of Obligors (excluding Recoveries) received in respect of the Receivables, in the form of cash, checks, wire transfers, electronic transfers, ATM transfers or any other form of payment in accordance with the related Account Agreement in effect from time to time and all other amounts specified by this Agreement, the Indenture or the applicable Indenture Supplement as constituting Collections and (ii) with respect to any Collateral Certificate included as part of the Trust Assets, collections allocable to the holder of such Collateral Certificate pursuant to the applicable Series Supplement for such Collateral Certificate.

                  "Commercial Obligor" means the corporation, limited liability company, partnership (general or limited), joint venture, association, joint-stock company, trust, unincorporated organization, governmental entity or other entity of similar nature (each, a "commercial entity") who is an Obligor on the Account Agreement between an Account Owner and such commercial entity.

                  "Commercial Obligor Overconcentration Amount" means, with respect to any Monthly Period, and with respect to any Commercial Obligor, the amount of Principal Receivables due from such Commercial Obligor and (without duplication) its Related Obligors as of the close of business on the last day of the preceding Monthly Period which, expressed as a percentage of the Pool Balance, exceeds (a) 1.50% for Commercial Obligors rated below BBB- (including any private, confidential, estimated or shadow rating) by Standard & Poor's or not rated by Standard & Poor's or as otherwise consented to by Standard & Poor's; (b) 2.75% for Commercial Obligors rated from BBB to BBB- (including any private, confidential, estimated or shadow rating) by Standard & Poor's or as otherwise consented to by Standard & Poor's; (c) 4.00% for Commercial Obligors rated from A to BBB+ (including any private, confidential, estimated or shadow rating) by Standard & Poor's or as otherwise consented to by Standard & Poor's; and (d) 5.00% for Commercial Obligors rated A+ (including any private, confidential, estimated or shadow rating) by Standard & Poor's or as otherwise consented to by Standard & Poor's; provided that other percentages may be used to the extent Standard & Poor's has confirmed in writing that a Ratings Effect will not occur in connection therewith. Receivables due from Commercial Obligors rated AA- or higher (including any private, confidential, estimated or shadow rating) by Standard & Poor's or as otherwise consented to by Standard & Poor's, together with Receivables due from their Related Obligors, will be excluded from the computation of the Commercial Obligor Overconcentration Amount.

                  "Commission" means the United States Securities and Exchange Commission.

                  "Corporate Trust Office" has the meaning (i) when used in respect of the Owner Trustee, specified in the Trust Agreement and (ii) when used in respect of the Indenture Trustee, specified in the Indenture.

                  "Credco" means American Express Credit Corporation, a Delaware corporation, including any subsidiary thereof, and its permitted successors and assigns.

                  "Date of Processing" means, with respect to any transaction or receipt of Collections, the Business Day after such transaction or receipt is first output in written form under the Servicer's customary and usual servicing practices, from the Servicer's computer file of accounts comparable to the Accounts (without regard to the effective date of such recordation).

                  "Default Amount" means for any Monthly Period, the sum of (i) with respect to Receivables included as part of the Trust Assets, an amount (which shall not be less than zero) equal to (a) the aggregate amount of Principal Receivables (other than Ineligible Receivables) which became Defaulted Receivables in such Monthly Period, minus (b) the aggregate amount of Recoveries received in such Monthly Period (not to exceed the amount set forth in clause
(a)) in respect of Defaulted Accounts, minus (c) the amount of any Defaulted Receivables of which a Transferor or the Servicer became obligated to accept reassignment or assignment in accordance with the terms of this Agreement during such Monthly Period; provided, however, that if an Insolvency Event occurs with respect to any Transferor, the amount of such Defaulted Receivables which are subject to reassignment to such Transferor in accordance with the terms of this Agreement shall not be added to the sum so subtracted and, if any of the events described in subsection 9.1(d) occur with respect to the Servicer, the amount of such Defaulted Receivables which are subject to assignment to the Servicer in accordance with the terms of this Agreement shall not be added to the sum so subtracted, and (ii) with respect to any Collateral Certificate included as part of the Trust Assets, the investor default amount or similar amount allocated to the holder of the Collateral Certificate for such Monthly Period pursuant to the applicable Series Supplement for such Collateral Certificate.

                  "Defaulted Account" means any Account that has Defaulted Receivables.

                  "Defaulted Receivables" means for any Monthly Period, all Principal Receivables which are charged off as uncollectible in such Monthly Period in accordance with the Account Guidelines and the Servicer's customary and usual servicing procedures for servicing receivables comparable to the Receivables. A Principal Receivable shall become a Defaulted Receivable on the Date of Processing on which such Principal Receivable is recorded as charged-off on the Servicer's computer file of Accounts.

                  "Derivative Agreement" has the meaning specified in the Indenture.

                  "Derivative Counterparty" has the meaning specified in the Indenture.

                  "Discount Note" has the meaning specified in the Indenture.

                  "Discount Option Date" means initially, the date of this Agreement and thereafter, each subsequent date on which a Discount Option Percentage designated by the Transferor pursuant to Section 2.16 takes effect.

                  "Discount Option Percentage" has the meaning specified in subsection 2.16(a).

                  "Discount Option Receivables" has the meaning specified in subsection 2.16(a).

                  "Discount Option Receivables Collections" means on any Date of Processing occurring on or after the initial Discount Option Date, the product of (i) the Discount Option Percentage and (ii) Collections of Receivables received on such Date of Processing.

                  "Dollars," "$" or "U.S. $" means United States dollars.

                  "Early Amortization Event" has the meaning specified in the Indenture, as supplemented with respect to any Series, Class or Tranche of Notes by the applicable Indenture Supplement.

                  "Eligible Account" means each charge account established pursuant to an Account Agreement between an Account Owner and any Person, which meets the following requirements as of the applicable Selection Date:

                  (i) is a charge account in existence and maintained with an Account Owner;

                  (ii)   is payable in Dollars;

                  (iii) has not been identified by the Servicer in its computer files as cancelled due to a related Obligor's bankruptcy or insolvency;

                  (iv) has an Obligor who has provided as his or her most recent billing address an address located in the United States or its territories or possessions or a United States military address; provided, however, that as of such Selection Date, up to 3% of the aggregate amount of Receivables may have related Obligors who have provided as their billing addresses, addresses located outside of such jurisdictions;

                  (v) if such account is a charge card account, has not been identified as an account with respect to which a related card has been lost or stolen;

                  (vi) has not been sold or pledged to any other party except for any other Account Owner that either entered into (or, on or prior to the applicable Addition Date, will enter into) a Receivables Purchase Agreement or that is (or, on or prior to the applicable Addition Date, will be) a Transferor;

                  (vii) does not have any receivables that have been sold or pledged by an Account Owner to any Person other than Credco, TRS or any Transferor; and

                  (viii) does not have receivables that have been written off or that have been identified by the Servicer as having been incurred as a result of the fraudulent use of a related charge card.

                  Nothwithstanding the above requirements, Eligible Accounts may include accounts, the receivables of which have been written off, or which have been identified by the Servicer in its computer files as cancelled due to a related Obligor's bankruptcy or insolvency, in each case as of the related Selection Date; provided that (i) the balance of all receivables included in such accounts is reflected on the books and records of the related Account Owner (and is treated for purposes of this Agreement) as "zero" and (ii) borrowing and charging privileges with respect to all such accounts have been cancelled in accordance with the Account Guidelines applicable thereto.

                  "Eligible Collateral Certificate" means a Collateral Certificate that has been duly authorized by the applicable Transferor and validly issued by the applicable Master Trust and is entitled to the benefits of the applicable Pooling and Servicing Agreement and with respect to which the representations and warranties made in subsections 2.4(a), (d), (e), (f), (g) and (h) are true and correct in all material respects.

                  "Eligible Deposit Account" has the meaning specified in the Indenture.

                  "Eligible Institution" has the meaning specified in the Indenture.

                  "Eligible Investments" has the meaning specified in the Indenture.

                  "Eligible Receivable" means each Receivable:

                  (i)    which has arisen in an Eligible Account;

                  (ii) which was created in compliance in all material respects with all Requirements of Law applicable to the Account Owner of such Eligible Account and pursuant to an Account Agreement which complies in all material respects with all Requirements of Law applicable to such Account Owner, in either case, the failure to comply with which would have an Adverse Effect;

                  (iii) with respect to which all material consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained, effected or given in connection with the creation of such Receivable or the execution, delivery and performance by the applicable Account Owner of the Account Agreement pursuant to which such Receivable was created, have been duly obtained, effected or given and are in full force and effect;

                  (iv) as to which, immediately prior to the transfer of such Receivable to the Trust, the applicable Transferor has good and marketable title thereto, free and clear of all Liens (other than any Lien for municipal or other local taxes of a Transferor or an Account Owner if such taxes are not then due and payable or if such Transferor or such Account Owner is then contesting the validity thereof in good faith by appropriate proceedings and has set aside on its books and records adequate reserves with respect thereto);

                  (v) which has been the subject of either a valid transfer and assignment from a Transferor to the Trust of all such Transferor's right, title and interest therein (including any proceeds thereof), or the grant of a first-priority perfected security interest therein (and in the proceeds thereof), effective until the termination of the Trust;

                  (vi) which is the legal, valid and binding payment obligation of an Obligor thereon, enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

                  (vii) which, at the time of transfer to the Trust, has not been waived or modified except as permitted in accordance with the Account Guidelines and which waiver or modification is reflected in the Servicer's computer file of Accounts;

                  (viii) which, at the time of transfer to the Trust, is not subject to any right of rescission, setoff, counterclaim or any other defense (including defenses arising out of violations of usury laws) of an Obligor, other than defenses arising out of applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights in general;

                  (ix) as to which, at the time of transfer to the Trust, the Transferor thereof has satisfied all its obligations required to be satisfied by such time;

                  (x) as to which, at the time of transfer to the Trust, none of the Transferor, any Account Owner, Credco or TRS, as the case may be, has taken any action which would impair, or omitted to take any action the omission of which would impair, the rights of the Trust or the Noteholders therein; and

                  (xi) which constitutes an "account" or a "general intangible" under and as defined in Article 9 of the UCC as then in effect in any jurisdiction where the filing of a financing statement is then required to perfect the Trust's interest in such Receivable.

                  "Eligible Servicer" means TRS, Centurion, FSB or the Indenture Trustee or, if none of TRS, Centurion, FSB or the Indenture Trustee is acting as Servicer, an entity which, at the time of its appointment as Servicer, (a) is servicing a portfolio of charge or credit accounts, (b) is legally qualified and has the capacity to service the Accounts, (c) in the sole determination of the Indenture Trustee, which determination shall be conclusive and binding, has demonstrated the ability to service professionally and competently a portfolio of similar accounts in accordance with high standards of skill and care, (d) is qualified to use the software that is then being used to service the Accounts or obtains the right to use or has its own software which is adequate to perform its duties under this Agreement and (e) has a net worth of at least $50,000,000 as of the end of its most recent fiscal quarter.

                  "Event of Default" has the meaning specified in the Indenture.

                  "Excess Funding Account" has the meaning specified in the Indenture.

                  "Excess Funding Amount" means, at any time, the aggregate amount on deposit in the Excess Funding Account.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Execution Date" means May 19, 2005.

                  "Finance Charge Collections" means for any Monthly Period, the sum of (i) with respect to Receivables included as part of the Trust Assets, all Collections received by the Servicer on behalf of the Issuer of Finance Charge Receivables, (ii) with respect to any Collateral Certificate included as part of the Trust Assets, collections of finance charge receivables allocable to the holder of the Collateral Certificate for such Monthly Period pursuant to the applicable Series Supplement for such Collateral Certificate, (iii) any amounts received by the Issuer which are designated as Finance Charge Collections pursuant to this Agreement, the Indenture or any Indenture Supplement for such Monthly Period and (iv) the amount of investment earnings (net of losses and investment expenses), if any, on amounts on deposit in the Collection Account, the Overconcentration Account and the Excess Funding Account for such Monthly Period.

                  "Finance Charge Receivables" means the aggregate amount of Discount Option Receivables.

                  "First Note Transfer Date" means for any Monthly Period, the earliest Note Transfer Date for any Series, Class or Tranche of Notes in such Monthly Period.

                  "Fitch" means Fitch, Inc., or its successor.

                  "Floating Allocation Percentage" has, with respect to any Outstanding Series of Notes, the meaning specified in the related Indenture Supplement for such Series.

                  "FSB" means American Express Bank, FSB, a federal savings bank, and its permitted successors and assigns.

                  "Governmental Authority" means the United States of America, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "Increase Date" means any date on which the Invested Amount of an existing Collateral Certificate is increased pursuant to Section 2.11 or 2.12.

                  "Indenture" means the Amended and Restated Indenture, dated as of March [__], 2006, between the Issuer and the Indenture Trustee, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Indenture Supplement" has the meaning specified in the Indenture.

                  "Indenture Trustee" means The Bank of New York, in its capacity as indenture trustee under the Indenture, its successors in interest and any successor indenture trustee under the Indenture.

                  "Ineligible Collateral Certificate" has the meaning specified in subsection 2.6(b).

                  "Ineligible Receivables" has the meaning specified in subsection 2.6(b).

                  "Initial Account" means each charge account established pursuant to an Account Agreement between an Account Owner and any Person, which account is identified in the computer file or microfiche list delivered to the Issuer and the Indenture Trustee on the Execution Date by the Transferor pursuant to Section 2.1.

                  "Initial Cut Off Date" means April 24, 2005.

                  "Insolvency Event" has the meaning specified in Section 8.1.

                  "Invested Amount" has, with respect to any Collateral Certificate, the meaning specified in the applicable Series Supplement for such Collateral Certificate.

                  "Investor Certificate" has the meaning specified in the applicable Pooling and Servicing Agreement.

                  "Issuance Date" means each date on which a Series, Class or Tranche of Notes is issued.

                  "Issuer" has the meaning specified in the first paragraph of this Agreement.

                  "Issuer Accounts" means, collectively, the Excess Funding Account, the Collection Account, the Overconcentration Account and any Supplemental Issuer Account, including any Sub-Accounts thereof.

                  "Issuer Rate Fees" shall mean all issuer rate fees payable to an Account Owner in connection with cardholder charges for goods or services with respect to the Receivables.

                  "Issuer Tax Opinion" has the meaning specified in the Indenture.

                  "Legal Maturity Date" has, for any Note, the meaning specified in the related Indenture Supplement.

                  "Lien" means any security interest, mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, equity interest, encumbrance, lien (statutory or other), preference, participation interest, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including any conditional sale or other title retention agreement, or any financing lease having substantially the same economic effect as any of the foregoing; provided, however, that any assignment permitted by
Section 3.02 of the Trust Agreement or Section 6.2 or Section 6.5 and the lien created by the Original Transfer Agreement or this Agreement shall not be deemed to constitute a Lien; provided further, however, that the lien created in favor of the Indenture Trustee under the Original Indenture or the Indenture shall not be deemed to constitute a Lien.

                  "Master Trust" has the meaning specified in the Indenture.

                  "Master Trust Servicer" means the entity responsible for the servicing obligations under the applicable Pooling and Servicing Agreement.

                  "Master Trust Tax Opinion" has the meaning specified in the Indenture.

                  "Master Trust Transferor" means the entity acting as transferor under the applicable Pooling and Servicing Agreement.

                  "Master Trust Trustee" means the entity acting as trustee under the applicable Pooling and Servicing Agreement.

                  "Monthly Noteholders' Statement" has the meaning specified in the Indenture.

                  "Monthly Interest" has, for any Series of Notes, the meaning specified in the related Indenture Supplement.

                  "Monthly Period" has the meaning specified in the Indenture.

                  "Monthly Servicer's Certificate" means the certificate delivered by the Servicer as described in subsection 4.3(b) in substantially the form specified in the related Indenture Supplement.

                  "Moody's" means Moody's Investors Service, Inc., or its successor.

                  "New Account" means each charge account established pursuant to an Account Agreement between an Account Owner and any Person, which account is designated pursuant to subsection 2.13(d) to be included as an Account and identified in the computer file or microfiche list delivered to the Issuer and the Indenture Trustee by a Transferor pursuant to Section 2.1 and subsection 2.13(e).

                  "New Account Assignment" has the meaning specified in subsection 2.13(e)(vi).

                  "New Account Delivery Date" means, with respect to any New Account, the fifteenth calendar day of the month (or, if such 15th calendar day is not a Business Day, the next succeeding Business Day) following the Monthly Period in which the Addition Date for such New Account occurs.

                  "Nominal Liquidation Amount" has, with respect to any Series, Class or Tranche of Notes, the meaning specified in the applicable Indenture Supplement for such Series, Class or Tranche.

                  "Nominal Liquidation Amount Deficit" has, with respect to any Series, Class or Tranche of Notes, the meaning specified in the applicable Indenture Supplement for such Series, Class or Tranche.

                  "Note" or "Notes" has the meaning specified in the Indenture.

                  "Note Owner" has the meaning specified in the Indenture.

                  "Note Rating Agency" means, with respect to any Outstanding Notes, each nationally recognized statistical rating agency selected by the Transferor to rate such Notes as specified in the applicable Indenture Supplement for such Notes.

                  "Note Rating Agency Condition" means, with respect to any action, that each Note Rating Agency shall have notified the Transferor, the Servicer, the Owner Trustee and the Indenture Trustee in writing that such action will not result in a reduction or withdrawal of the then existing rating of any outstanding Series, Class or Tranche of Notes with respect to which it is a Note Rating Agency; provided, however, that if such Series, Class or Tranche of Notes has not been rated, the Note Rating Agency Condition with respect to any such action shall either be defined in the applicable Indenture Supplement or shall not apply.

                  "Note Register" has the meaning specified in the Indenture.

                  "Note Registrar" has the meaning specified in the Indenture.

                  "Note Transfer Date" means the Business Day prior to the Payment Date for a Series, Class or Tranche of Notes.

                  "Noteholder" or "Holder" has the meaning specified in the Indenture.

                  "Notice Date" has the meaning specified in subsection 2.13(c)(i).

                  "Notices" has the meaning specified in subsection 12.5(a).

                  "Obligor" means, with respect to any Account, the Person or Persons obligated to make payments with respect to such Account, including any guarantor thereof, but excluding any merchant.

                  "Officer's Certificate" has the meaning specified in the Indenture.

                  "Opinion of Counsel" has the meaning specified in the Indenture.

                  "Outstanding" has the meaning specified in the Indenture.

                  "Outstanding Dollar Principal Amount" has the meaning specified in the Indenture.

                  "Overconcentration Account" has the meaning specified in the Indenture.

                  "Owner Trustee" means Wilmington Trust Company, not in its individual capacity, but solely as owner trustee under the Trust Agreement, its successors in interest and any successor owner trustee under the Trust Agreement.

                  "Paying Agent" has the meaning specified in the Indenture.

                  "Payment Date" has the meaning specified in the Indenture.

                  "Payment Instruction" has the meaning specified in the Indenture.

                  "Person" has the meaning specified in the Indenture.

                  "Pool Balance" means, for any Monthly Period, the sum of (i) the aggregate amount of Principal Receivables as of the close of business on the last day of such Monthly Period, (ii) the sum of the Invested Amount of each Collateral Certificate as of the close of business on the last day of such Monthly Period and (iii) the Excess Funding Amount as of the close of business on the last day of such Monthly Period.

                  "Pooling and Servicing Agreement" has the meaning specified in the Indenture.

                  "Prefunding Excess Amount" has, with respect to any Series, Class or Tranche of Notes, the meaning specified in the applicable Indenture Supplement for such Series, Class or Tranche.

                  "Principal Allocation Percentage" has, with respect to any Outstanding Series of Notes, the meaning specified in the related Indenture Supplement for such Series.

                  "Principal Collections" means, for any Monthly Period, the sum of (i) with respect to Receivables, all Collections other than those designated as Finance Charge Collections for such Monthly Period, (ii) with respect to any Collateral Certificate, all collections of principal receivables, including Collateral Certificate Principal Shortfall Payments, allocable to the holder of such Collateral Certificate for such Monthly Period pursuant to the applicable Series Supplement for such Collateral Certificate and (iii) the amount of funds withdrawn from the Excess Funding Account for such Monthly Period which are required to be deposited into the Collection Account and treated as Principal Collections in accordance with Section 3.6.

                  "Principal Funding Account" has, with respect to any Series, Class or Tranche of Notes, the meaning specified in the applicable Indenture Supplement for such Series, Class or Tranche.

                  "Principal Receivables" means, for any date of determination, all Receivables other than Finance Charge Receivables.

                  "Principal Shortfalls" has the meaning specified in the applicable Series Supplement for a Collateral Certificate.

                  "Proposed Principal Shortfall Amount" has the meaning specified in Section 3.12.

                  "Ratings Effect" has the meaning specified in the Indenture.

                  "Reallocation Group" means all Reallocation Series that have the same Reallocation Group designation.

                  "Reallocation Series" means a Series that, pursuant to the Indenture Supplement therefor, will share certain Finance Charge Collections or other specified amounts with other Series in the same Reallocation Group, as more specifically specified in such Indenture Supplement.

                  "Reassignment" has the meaning specified in subsection
2.14(b).

                  "Reassignment Amount" means, with respect to the Receivables or a particular Collateral Certificate subject to reassignment pursuant to
Section 2.7, for any First Note Transfer Date, the sum of (i)(a) an amount equal to the outstanding principal balance of such Receivables as of the last day of the prior Monthly Period or (b) the Invested Amount of such Collateral Certificate, and (ii) accrued and unpaid interest through the related Payment Date on Notes with an outstanding principal amount equal to the applicable amount specified in clause (i), which interest shall be determined based on the applicable note interest rates of each such Series, Class or Tranche of Notes through the related Payment Date of such Series, Class or Tranche.

                  "Receivables" means all amounts shown on the Servicer's records as amounts payable by an Obligor on any Account from time to time, including amounts payable for Principal Receivables and Finance Charge Receivables. Receivables that become Defaulted Receivables will cease to be included as Receivables as of the day on which they become Defaulted Receivables.

                  "Receivables Purchase Agreement" means (i) any receivables purchase agreement entered into between an Account Owner and TRS for the sale of receivables which TRS then sells to a Transferor and (ii) any receivables purchase agreement entered into between a Transferor and an Account Owner for the sale of receivables which such Transferor then transfers to the Trust.

                  "Receivables Servicing Fee" means for any Monthly Period, one-twelfth of the product of (i) the Servicing Fee Percentage for such Monthly Period and (ii) the aggregate amount of Principal Receivables as of the close of business on the last day of the prior Monthly Period.

                  "Record Date" has the meaning specified in the Indenture.

                  "Recoveries" shall mean all Recoveries as defined in the related Receivables Purchase Agreement that are paid to a Transferor as provided in the related Receivables Purchase Agreement.

                  "Registered Note" has the meaning specified in the Indenture.

                  "Registered Noteholder" has the meaning specified in the Indenture.

                  "Regulation AB" means Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

                  "Reinvestment Amount" means, for any Monthly Period, an amount equal to (i) the sum of (a) the Principal Collections for such Monthly Period,
(b) the Finance Charge Collections and similar amounts applied with respect to the Default Amount and the Nominal Liquidation Amount Deficit, if any, for all Series of Notes for such Monthly Period, (c) Collateral Certificate Principal Shortfall Payments for such Monthly Period, (d) the portion of the Prefunding Excess Amount, if any, paid to the Issuer pursuant to the applicable Indenture Supplement for such Monthly Period, (e) any amounts withdrawn from the Overconcentration Account and deposited into the Principal Funding Accounts for all Series of Notes with respect to such Monthly Period or paid to Noteholders with respect to such Monthly Period, (f) Dollar payments which will be received under Derivative Agreements with respect to principal for such Monthly Period, and (g) the aggregate amount of the accretion of principal on all Discount Notes for such Monthly Period paid pursuant to the applicable Indenture Supplement, minus (ii) the sum of (a) the aggregate principal amount deposited into the Principal Funding Accounts for all Series of Notes with respect to such Monthly Period or paid to Noteholders with respect to such Monthly Period, and (b) the aggregate amount of Principal Collections reallocated to pay the Monthly Interest and the Servicing Fee for such Monthly Period.

                  "Related Account" means each Account with respect to which a new account number has been issued by the applicable Account Owner or the Servicer (i) in compliance with the Account Guidelines and the related Account Agreement, (ii) to the same Obligor or Obligors of such Account, and (iii) (a) as a result of the charge card with respect to such Account being lost or stolen; (b) as a result of the related Obligor requesting a change in his or her billing cycle; (c) as a result of the related Obligor requesting the discontinuance of responsibility with respect to such Account; (d) as a result of the related Obligor requesting a product change; or (e) for any other reasons permitted by the Account Guidelines; provided that such Account can be traced or identified by reference to or by way of the code designation in the securitization field of such Account, which code designation is contained in the computer or other records of the applicable Account Owner or TRS used to generate the computer files or microfiche lists delivered to the Indenture Trustee pursuant to Article II.

                  "Related Agreements" means, with respect to any Series, Class or Tranche of Notes, collectively, this Agreement, the Indenture, any applicable Indenture Supplement and the Trust Agreement.

                  "Related Obligor" means, with respect to any Commercial Obligor, any Obligor who is an employee of such Commercial Obligor who has charging privileges.

                  "Remaining Series Available Principal Collections Shortfall" has, with respect to any Series of Notes, the meaning specified in the applicable Indenture Supplement for such Series of Notes.

                  "Removal Date" has the meaning specified in subsection 2.14(a)(i).

                  "Removal Notice Date" has the meaning specified in subsection 2.14(a)(i).

                  "Removed Accounts" has the meaning specified in Section 2.14.

                  "Required Overconcentration Account Amount" means, for any Monthly Period, an amount equal to the product of (i) the Commercial Obligor Overconcentration Amount as of the close of business on the last day of such Monthly Period, (ii) the sum of the aggregate Floating Allocation Percentages for all Series of Notes and (iii) (a) 100% for any Commercial Obligors rated below BBB- by Standard & Poor's (including any private, confidential, estimated or shadow rating) or not rated by Standard & Poor's or as otherwise consented to by Standard & Poor's or (b) 75% for any Commercial Obligors rated BBB- or above (including any private, confidential, estimated or shadow rating) by Standard & Poor's or as otherwise consented to by Standard & Poor's.

                  "Required Pool Balance" means, for any Monthly Period, the sum of (i) for all Notes in their Revolving Period, the sum of the Nominal Liquidation Amounts of such Notes as of the close of business on the last day of such Monthly Period and (ii) for all Notes in their Amortization Period, the sum of the Nominal Liquidation Amounts of such Notes as of the close of business on the last day of the most recent Revolving Period for each of such Notes (exclusive of (a) any Notes that will be paid in full on the applicable Payment Date in the following Monthly Period and (b) any Notes that will have a Nominal Liquidation Amount of zero on the applicable Payment Date in the following Monthly Period).

                  "Required Transferor Amount" means, for any Monthly Period, the product of (i) the Principal Receivables as of the close of business on the last day of such Monthly Period and (ii) the Required Transferor Amount Percentage.

                  "Required Transferor Amount Percentage" means 15% or such other percentage as shall be designated from time to time by the Transferor; provided, however, that prior to designating any lesser percentage, the Transferor shall have provided to the Indenture Trustee an Issuer Tax Opinion and written confirmation from each Note Rating Agency that such designation shall not have a Ratings Effect.

                  "Requirements of Law" means any law, treaty, rule or regulation, or determination of an arbitrator or Governmental Authority, whether federal, state or local (including usury laws, the Federal Truth in Lending Act and Regulation B and Regulation Z of the Board of Governors of the Federal Reserve System), and, when used with respect to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person.

                  "Revolving Credit Agreement" means the RFC V Revolving Credit Agreement, as the same may be amended, supplemented or otherwise modified from time to time, and any substantially similar agreement entered into between any lender and a Transferor.

                  "Revolving Period" has, with respect to any Series, Class or Tranche of Notes, the meaning specified in the applicable Indenture Supplement with respect to such Series, Class or Tranche.

                  "RFC V" means American Express Receivables Financing Corporation V LLC, a Delaware limited liability company, and its permitted successors and assigns.

                  "RFC V Revolving Credit Agreement" means the Revolving Credit Agreement by and between TRS and RFC V, dated as of May 19, 2005, as such agreement may be amended from time to time in accordance therewith, or any substantially similar agreement entered into between any lender and RFC V.

                  "Sarbanes Certification" shall have the meaning specified in
Section 13.4.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Securitization Transaction" shall mean any new issuance of a Series, Class or Tranche of Notes, pursuant to Section 4.10 of the Indenture, whether publicly offered or privately placed, rated or unrated.

                  "Selection Date" means (i) (a) with respect to each Initial Account with the code designation "AA," the close of business on the cycle billing date for such Account occurring in the Monthly Period beginning October 2, 2004 and ending at the close of business on October 29, 2004 and (b) with respect to each Initial Account with the code designation "5," the close of business on the cycle billing date for such Account occurring in the Monthly Period beginning March 18, 2004 and ending at the close of business on April 14, 2004, (ii) with respect to each Aggregate Addition Account, the date specified as such in the notice delivered with respect thereto pursuant to subsection 2.13(c) and (iii) with respect to each New Account, the date on which such New Account is originated.

                  "Series" means, with respect to any Notes, the series specified in the applicable Indenture Supplement.

                  "Series Available Finance Charge Collections Shortfall" has, with respect to any Series of Notes, the meaning specified in the applicable Indenture Supplement for such Series of Notes.

                  "Series Available Principal Collections Shortfall" has, with respect to any Series of Notes, the meaning specified in the applicable Indenture Supplement for such Series of Notes.

                  "Series Supplement" has the meaning specified in the Indenture.

                  "Service Transfer" has the meaning specified in Section 9.1.

                  "Servicer" means TRS, in its capacity as servicer pursuant to this Agreement, and, after any Service Transfer, the Successor Servicer.

                  "Servicer Default" has the meaning specified in Section 9.1.

                  "Servicing Criteria" means mean the "servicing criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

                  "Servicing Fee" has the meaning specified in subsection
3.4(a).

                  "Servicing Fee Percentage" means 2.00%.

                  "Servicing Officer" means any officer of the Servicer or an attorney-in-fact of the Servicer who in either case is involved in, or responsible for, the administration and servicing of the Receivables and whose name appears on a list of servicing officers furnished to the Transferor and the Indenture Trustee by the Servicer, as such list may from time to time be amended.

                  "Servicing Participant" means the Servicer, any Subservicer or any Person that participates in any of the servicing functions specified in Item 1122(d) of Regulation AB with respect to the Receivables. For the avoidance of doubt, subject to Section 13.1, the term "Servicing Participant" shall not include the Owner Trustee or the Indenture Trustee.

                  "Servicing Party" shall have the meaning specified in Section 13.6(a).

                  "Shared Excess Available Finance Charge Collections" has, with respect to any Series of Notes, the meaning specified in the applicable Indenture Supplement for such Series of Notes.

                  "Shared Excess Available Finance Charge Collections Group" has the meaning specified in the Indenture.

                  "Shared Excess Available Principal Collections" has, with respect to any Series of Notes, the meaning specified in the applicable Indenture Supplement for such Series of Notes.

                  "Shared Excess Available Principal Collections Group" has the meaning specified in the Indenture.

                  "Small Balances" has the meaning established in accordance with the Account Guidelines.

                  "Standard & Poor's" means Standard & Poor's Ratings Services, or its successor.

                  "Stated Principal Amount" has the meaning specified in the Indenture.

                  "Sub-Account" has the meaning specified in the Indenture.

                  "Subservicer" shall mean any Person that services the Receivables on behalf of the Servicer or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Servicing Participants) of a substantial portion of the material servicing functions required to be performed by the Servicer under this Agreement that are identified in Item 1122(d) of Regulation AB. For the avoidance of doubt, subject to Section 13.1, the term "Subservicer" shall not include the Owner Trustee or the Indenture Trustee.

                  "Successor Servicer" has the meaning specified in subsection 9.2(a).

                  "Supplemental Credit Enhancement" means any Supplemental Credit Enhancement Agreement or Supplemental Liquidity Agreement entered into between the Trust and the applicable Supplemental Credit Enhancement Provider or Supplemental Liquidity Provider.

                  "Supplemental Credit Enhancement Agreement" has the meaning specified in the Indenture.

                  "Supplemental Credit Enhancement Provider" has the meaning specified in the Indenture.

                  "Supplemental Issuer Account" has the meaning specified in the Indenture.

                  "Supplemental Liquidity Agreement" has the meaning specified in the Indenture.

                  "Supplemental Liquidity Provider" has the meaning specified in the Indenture.

                  "Surviving Entity" has the meaning specified in subsection 6.2(a).

                  "Termination Notice" has the meaning specified in Section 9.1.

                  "Terms Document" has the meaning specified in the Indenture.

                  "Tranche" has the meaning specified in the Indenture.

                  "Transaction Document" means the Trust Agreement, the applicable Pooling and Servicing Agreement, the applicable Series Supplement, this Agreement, the Indenture or the related Indenture Supplement, as applicable.

                  "Transfer Restriction Event" has the meaning specified in
Section 2.15.

                  "Transferor" means (a) RFC V or its successors under this Agreement and (b) any Additional Transferor or Additional Transferors. References to "each Transferor" shall refer to each entity mentioned in the preceding sentence and references to "the Transferor" shall refer to all of such entities.

                  "Transferor Amount" means, for any Monthly Period, an amount, not less than zero, equal to (i) the Pool Balance for such Monthly Period minus
(ii) the aggregate Nominal Liquidation Amount of all Notes as of close of business on the last day of such Monthly Period.

                  "Transferor Interest" means an interest having such rights as are set forth in this Agreement and the other Transaction Documents, including the right to receive amounts specified in this Agreement, the Indenture or any Indenture Supplement to be distributed to the holders of the Transferor Interest; provided that, as used herein and in any Indenture Supplement, "Transferor Interest" shall mean either the uncertificated interest in the Transferor Interest or, if the Transferor elects to evidence its interest in the Transferor Interest in certificated form, a certificate executed and delivered by the Issuer and authenticated by the Owner Trustee substantially in the form of Exhibit B to the Trust Agreement.

                  "Transferor Percentage" means, for any Monthly Period, 100% minus (a) the sum of the aggregate Principal Allocation Percentages or (b) the sum of the aggregate Floating Allocation Percentages, as applicable, for all Series of Notes with respect to Principal Collections, Finance Charge Collections, the Servicing Fee or the Default Amount, as applicable.

                  "TRS" means American Express Travel Related Services Company, Inc., a New York corporation, and its permitted successors and assigns.

                  "Trust" has the meaning specified in the first paragraph of this Agreement.

                  "Trust Agreement" means the Amended and Restated Trust Agreement relating to the Trust, dated as of March [__], 2006, between the Transferor and the Owner Trustee, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Trust Assets" has the meaning specified in subsection 2.1(a).

                  "Trust Indenture Act" has the meaning specified in the Indenture.

                  "UCC" means the Uniform Commercial Code, as amended from time to time, as in effect in the relevant jurisdiction.

Section 1.2.      Other Definitional Provisions.

                  (a) The terms defined in this Article have the meanings assigned to them in this Article, and, along with any other term defined in any Section of this Agreement, include the plural as well as the singular.

                  (b) With respect to any Series of Notes, all terms used herein and not otherwise defined herein shall have meanings ascribed to them in the applicable Transaction Document.

                  (c) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

                  (d) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not otherwise defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder means such accounting principles as are generally accepted in the United States of America at the date of such computation.

                  (e) The agreements, representations and warranties of RFC V in this Agreement in its capacity as a Transferor shall be deemed to be the agreements, representations and warranties of each such entity solely in such capacity for so long as such entity acts in such capacity under this Agreement. The agreements, representations and warranties of TRS in this Agreement in its capacity as the Servicer shall be deemed to be the agreements, representations and warranties of such entity solely in such capacity for so long as such entity acts in such capacity under this Agreement.

                  (f) Any reference to each Note Rating Agency shall only apply to any specific rating agency if such rating agency is then rating any Outstanding Series, Class or Tranche of Notes.

                  (g) Unless otherwise specified, references to any amount as on deposit or outstanding on any particular date shall mean such amount at the close of business on such day.

                  (h) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; references to any subsection, Section, Schedule or Exhibit are references to subsections, Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" means "including without limitation." Unless the context otherwise requires, terms used herein that are defined in the UCC and not otherwise defined herein shall have the meanings set forth in the UCC.

                               [END OF ARTICLE I]

                                   ARTICLE II

                                  TRUST ASSETS

                  Section 2.1. Conveyance of Trust Assets.

                  (a) By execution of this Agreement, each Transferor does hereby transfer, assign, set over and otherwise convey to the Trust, without recourse except as provided herein, all of its right, title and interest in, to and under (i) the Receivables existing at the close of business on the Initial Cut Off Date, in the case of Receivables arising in the Initial Accounts (including Related Accounts with respect to such Initial Accounts), and thereafter created from time to time in such Accounts until the termination of the Trust, (ii) the Receivables existing at the close of business on each applicable Addition Cut Off Date, in the case of Receivables arising in the Additional Accounts (including Related Accounts with respect to such Additional Accounts), and thereafter created from time to time in the Accounts until the termination of the Trust, (iii) each Collateral Certificate as of each applicable Addition Date, (iv) the Recoveries allocable to the Trust as provided in this Agreement, (v) all monies due and to become due with respect to all of the foregoing, (vi) all amounts received with respect to all of the foregoing and (vii) all proceeds thereof, but excluding any Issuer Rate Fees allocable to such Receivables. Each Transferor does hereby further transfer, assign, set over and otherwise convey to the Trust all of its rights, remedies, powers, privileges and claims under or with respect to any related Receivables Purchase Agreement (whether arising pursuant to the terms of such Receivables Purchase Agreement or otherwise). The property described in the two preceding sentences, together with all monies and other property on deposit in or credited to the Issuer Accounts established pursuant to this Agreement and each Indenture Supplement, the rights of the Trust under this Agreement and the Trust Agreement and the property conveyed to the Trust under this Agreement and any Series Supplement shall constitute the assets of the Trust (the "Trust Assets"). The foregoing does not constitute and is not intended to result in the creation or assumption by the Trust, the Owner Trustee, the Indenture Trustee or any Noteholder of any obligation of the Servicer, any Transferor, Credco, any Account Owner or any other Person in connection with the Trust Assets or under any agreement or instrument relating thereto, including any obligation to Obligors, merchants clearance systems or insurers.

                  (b) Each Transferor agrees to record and file, at its own expense, financing statements (and amendments to such financing statements when applicable) with respect to the Trust Assets conveyed by such Transferor meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect, and maintain the perfection of, the transfer, assignment, set-over or other conveyance of its interest in such Trust Assets to the Trust, and to deliver a file-stamped copy of each such financing statement or amendment or other evidence of such filing to the Owner Trustee and the Indenture Trustee as soon as practicable after (i) the Execution Date, in the case of Trust Assets relating to the Initial Accounts, and (ii) if any additional filing is so necessary, the applicable Addition Date, in the case of Trust Assets relating to Additional Accounts or Collateral Certificates. Neither the Owner Trustee nor the Indenture Trustee shall be under any obligation whatsoever to file such financing statements or amendments to financing statements or to make any other filing under the UCC in connection with such transfer, assignment, set-over or other conveyance.

                  (c) Each Transferor further agrees, at its own expense, on or prior to (i) the Execution Date, in the case of the Initial Accounts, (ii) the applicable Addition Date, in the case of Additional Accounts or Collateral Certificates and (iii) the applicable Removal Date, in the case of Removed Accounts, with respect to such Transferor, to indicate in the appropriate computer files that Receivables created (or reassigned, in the case of Removed Accounts) in connection with such Accounts and such Collateral Certificates have been conveyed to the Trust pursuant to this Agreement (or conveyed to such Transferor or its designee in accordance with Section 2.14, in the case of Removed Accounts) by including (or deleting, in the case of Removed Accounts) in the securitization field of such computer files the code "AA" or "5," as applicable, in the case of the Initial Accounts and, in the case of Additional Accounts, a similar code designation that shall be specified in the Account Assignment related thereto. Each Transferor further agrees not to alter the code referenced in this paragraph with respect to any Account during the term of this Agreement unless and until such Account becomes a Removed Account.

                  (d) Each Transferor further agrees, at its own expense, on or prior to (a) the date that is five Business Days after the Execution Date, in the case of the Initial Accounts, (b) the date that is five Business Days after the applicable Addition Date, in the case of Aggregate Addition Accounts, (c) the applicable New Account Delivery Date, in the case of New Accounts and (d) the applicable Removal Date, in the case of Removed Accounts, to deliver to the Issuer and the Indenture Trustee one or more computer files or microfiche lists containing a true and complete list of all such Accounts, specifying for each such Account, as of the Initial Cut Off Date, in the case of the Initial Accounts, as of the applicable Addition Cut Off Date, in the case of Additional Accounts, and as of the applicable Removal Date, in the case of Removed Accounts, its account number and the aggregate amount outstanding in such Account. Such computer files or microfiche lists also shall specify that the Receivables arising in each such Account have been transferred to the Trust. Each such file or list, as supplemented from time to time to reflect Related Accounts, Additional Accounts and Removed Accounts, shall be marked as Schedule 1 to this Agreement and is hereby incorporated into and made a part of this Agreement. Schedule 1 shall be updated not later than semiannually, beginning October 2005, to include any new Related Accounts.

                  (e) Each Transferor further agrees, at its own expense, on or prior to the date that is five Business Days after the applicable Addition Date, in the case of Collateral Certificates, to deliver to the Issuer and the Indenture Trustee one or more schedules containing a true and complete list of all Collateral Certificates. Each such schedule, as supplemented from time to time to reflect Collateral Certificates, shall be marked as Schedule 2 to this Agreement and is hereby incorporated into and made a part of this Agreement. Each Transferor further agrees (i) with respect to each Collateral Certificate in certificated form, to cause the Issuer to acquire possession in the State of New York or the State of Delaware of the related security certificate, endorsed to the Issuer, or in blank by an effective endorsement, or registered in the name of the Issuer upon original issue or registration of transfer by the issuer of such Collateral Certificate, and (ii) with respect to each Collateral Certificate in uncertificated form, to cause the issuer of such Collateral Certificate to register the Issuer as the registered owner of such Collateral Certificate.

                  (f) To the extent that a Transferor retains any interest in the Trust Assets, such Transferor hereby grants to the Trust and the Indenture Trustee a first priority perfected security interest in all of such Transferor's right, title and interest, whether now owned or hereafter acquired, in, to and under the Trust Assets and all proceeds thereof, to secure such Transferor's obligations hereunder. This Agreement shall constitute a security agreement under applicable law.

                  Section 2.2. Acceptance by Issuer

                  (a) The Issuer hereby acknowledges its acceptance of all right, title and interest to the Trust Assets conveyed to the Trust pursuant to
Section 2.1. The Issuer further acknowledges that, prior to or simultaneously with the execution and delivery of this Agreement, the Transferor delivered to the Issuer and the Indenture Trustee Schedule 1 identifying the Initial Accounts.

                  (b) The Owner Trustee and the Trust each hereby agrees (and the Indenture Trustee shall, pursuant to the Indenture, agree) not to disclose to any Person any of the account numbers or other information contained in the computer files or microfiche lists marked as Schedule 1 and delivered to the Issuer and the Indenture Trustee from time to time except (i) to a Successor Servicer or as required by a Requirement of Law applicable to the Owner Trustee or the Trust, (ii) in connection with the performance of the Owner Trustee's or the Trust's duties hereunder, (iii) to the Indenture Trustee in connection with its duties in enforcing the rights of Noteholders and in connection with its duties under this Agreement and the Indenture or (iv) to bona fide creditors or potential creditors of any Account Owner or any Transferor for the limited purpose of enabling any such creditor to identify Receivables or Accounts subject to this Agreement or the Receivables Purchase Agreements. The Owner Trustee and the Trust each agrees to take such measures as shall be reasonably requested by any Account Owner or any Transferor to protect and maintain the security and confidentiality of such information and, in connection therewith, shall allow each Account Owner and each Transferor or their duly authorized representatives to inspect the Owner Trustee's security, data protection and confidentiality arrangements from time to time during normal business hours upon prior written notice. The Owner Trustee and the Trust shall provide the applicable Account Owner and the applicable Transferor with notice 15 Business Days prior to disclosure of any information of the type described in this subsection 2.2(b).

                  (c) The Owner Trustee shall have no power to create, assume or incur indebtedness or other liabilities in the name of the Trust other than as contemplated in any Related Agreement.

                  Section 2.3. Representations and Warranties of Each Transferor Relating to Such Transferor. Each Transferor hereby severally represents and warrants to the Trust (and agrees that the Owner Trustee and the Indenture Trustee may rely on each such representation and warranty in accepting the Receivables and Collateral Certificates in trust under this Agreement or the Indenture, as applicable, and in authenticating the Notes) as of the Execution Date and each Issuance Date (but only if it was a Transferor on such date and only if it was a party to the applicable Related Agreement on such date) that:

                  (a) Organization and Good Standing. Such Transferor is an entity validly existing under the laws of the jurisdiction of its organization or incorporation and has, in all material respects, full power and authority to own its properties and conduct its business as presently owned or conducted, and to execute, deliver and perform its obligations under this Agreement, each applicable Receivables Purchase Agreement, if any, each applicable Pooling and Servicing Agreement, if any, and each applicable Series Supplement, if any.

                  (b) Due Qualification. Such Transferor is duly qualified to do business and is in good standing and has obtained all necessary licenses and approvals, in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would (i) render any Account Agreement relating to an Account specified herein or any Receivable or any Collateral Certificate conveyed by such Transferor to the Trust unenforceable by such Transferor, the Servicer, the Indenture Trustee or the Owner Trustee and (ii) have a material adverse effect on any Noteholders; provided, however, that no Transferor makes any representation or warranty with respect to any qualifications, licenses or approvals that the Indenture Trustee or the Owner Trustee would have to obtain to do business in any state in which the Indenture Trustee or the Owner Trustee seeks to enforce any Receivable or any Collateral Certificate.

                  (c) Due Authorization. The execution and delivery by such Transferor of this Agreement, each applicable Receivables Purchase Agreement, if any, each applicable Pooling and Servicing Agreement, if any, and each applicable Series Supplement, if any, and the order to the Indenture Trustee to have the Notes authenticated and delivered and the consummation by such Transferor of the transactions provided for in this Agreement, each applicable Receivables Purchase Agreement, if any, each applicable Pooling and Servicing Agreement, if any, and each applicable Series Supplement, if any, have been duly authorized by such Transferor by all necessary corporate action on the part of such Transferor.

                  (d) No Conflict. The execution and delivery by such Transferor of this Agreement, each applicable Receivables Purchase Agreement, if any, each applicable Pooling and Servicing Agreement, if any, and each applicable Series Supplement, if any, and the performance by such Transferor of the transactions contemplated by this Agreement, each applicable Receivables Purchase Agreement, if any, each applicable Pooling and Servicing Agreement, if any, and each applicable Series Supplement, if any, and the fulfillment by such Transferor of the terms hereof and thereof applicable to such Transferor, will not conflict with or violate any Requirements of Law applicable to such Transferor or conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which such Transferor is a party or by which it or its properties are bound.

                  (e) No Proceedings. There are no proceedings or investigations, pending or, to the best knowledge of such Transferor, threatened against such Transferor before any Governmental Authority (i) asserting the invalidity of this Agreement, any applicable Receivables Purchase Agreement, any applicable Pooling and Servicing Agreement or any applicable Series Supplement,
(ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, any applicable Receivables Purchase Agreement, any applicable Pooling and Servicing Agreement or any applicable Series Supplement, (iii) seeking any determination or ruling that, in the reasonable judgment of such Transferor, would materially and adversely affect the performance by such Transferor of its obligations under this Agreement, any applicable Receivables Purchase Agreement, any applicable Pooling and Servicing Agreement or any applicable Series Supplement, (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement, any applicable Receivables Purchase Agreement, any applicable Pooling and Servicing Agreement or any applicable Series Supplement or (v) seeking to affect adversely the income or franchise tax attributes of the Trust under the United States federal or any state income or franchise tax systems.

                  (f) All Consents. All authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by such Transferor in connection with the execution and delivery by such Transferor of this Agreement, each applicable Receivables Purchase Agreement, if any, each applicable Pooling and Servicing Agreement, if any, and each applicable Series Supplement, if any, and the performance of the transactions contemplated by this Agreement, each applicable Receivables Purchase Agreement, if any, each applicable Pooling and Servicing Agreement, if any, and each applicable Series Supplement, if any, by such Transferor have been duly obtained, effected or given and are in full force and effect.

                  Section 2.4. Representations and Warranties of Each Transferor. Each Transferor hereby severally represents and warrants to the Issuer, the Indenture Trustee and the Owner Trustee (but, in each case, only if it was a Transferor on such date and only if it was a party to the applicable Related Agreement on such date) that:

                  (a) as of the Execution Date and each Issuance Date, each of this Agreement, each applicable Receivables Purchase Agreement, if any, each applicable Pooling and Servicing Agreement, if any, and each applicable Series Supplement, if any, constitutes a legal, valid and binding obligation of such Transferor, enforceable against such Transferor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally from time to time in effect or general principles of equity.

                  (b) as of the applicable Addition Date with respect to Additional Accounts, each of this Agreement and each applicable Receivables Purchase Agreement, if any, constitutes a legal, valid and binding obligation of such Transferor, enforceable against such Transferor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally from time to time in effect or general principles of equity;

                  (c) as of the applicable Addition Date with respect to Additional Accounts, the related Account Assignment constitutes a legal, valid and binding obligation of such Transferor, enforceable against such Transferor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally from time to time in effect or general principles of equity;

                  (d) as of the applicable Addition Date with respect to any Collateral Certificate, each of this Agreement, any applicable Pooling and Servicing Agreement, any applicable Series Supplement and the related Certificate Assignment constitutes a legal, valid and binding obligation of such Transferor, enforceable against such Transferor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally from time to time in effect or general principles of equity;

                  (e) as of each Increase Date, each of this Agreement, any applicable Pooling and Servicing Agreement and any applicable Series Supplement, constitutes a legal, valid and binding obligation of such Transferor, enforceable against such Transferor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally from time to time in effect or general principles of equity;

                  (f) (A) as of the Execution Date, with respect to the Initial Accounts (and the Receivables arising therein), the portion of Schedule 1 to this Agreement under such Transferor's name, as supplemented to such date, is, as of the Initial Cut Off Date, an accurate and complete listing in all material respects of the Initial Accounts, the Receivables in which were transferred by such Transferor as of the Execution Date;

                           (B) as of the applicable Addition Date, with respect to Aggregate Addition Accounts (and the Receivables arising therein), the portion of Schedule 1 to this Agreement under such Transferor's name, as supplemented to such date, is, as of the related Addition Cut Off Date, an accurate and complete listing in all material respects of such Aggregate Addition Accounts, the Receivables in which were transferred by such Transferor as of the applicable Addition Date;

                           (C) as of the applicable New Account Delivery Date, with respect to New Accounts (and the Receivables arising therein), the portion of Schedule 1 to this Agreement under such Transferor's name, as supplemented to such date, is, as of the related Addition Cut Off Date, an accurate and complete listing in all material respects of such New Accounts, the Receivables in which were transferred by such Transferor as of the applicable Addition Date; and

                           (D) as of the applicable Addition Date, with respect to Collateral Certificates, the portion of Schedule 2 to this Agreement under such Transferor's name, as supplemented to such date, is, as of such Addition Date, an accurate and complete listing in all material respects of each Collateral Certificate transferred to the Trust after the Execution Date that remains outstanding, including any Collateral Certificate transferred as of an Addition Date;

         and, in each case, the information contained therein with respect to the identity of such Accounts and the Receivables existing thereunder as of the Initial Cut Off Date or such Addition Cut Off Date, as the case may be, or with respect to the identity of such Collateral Certificate as of such Addition Date, is, in each case, true and correct in all material respects;

                  (g) as of the Execution Date, each Issuance Date and each applicable Addition Date, the Receivables or the Collateral Certificates conveyed by such Transferor to the Trust have been conveyed free and clear of any Lien (other than as permitted by clause (iv) of the term "Eligible Receivable");

                  (h) as of (A) the Execution Date, with respect to the Initial Accounts (and the Receivables arising therein), (B) the applicable Addition Date, with respect to Additional Accounts (and the Receivables arising therein),
(C) the applicable Addition Date, with respect to a Collateral Certificate and
(D) the applicable Increase Date, with respect to an increase in the Invested Amount of an existing Collateral Certificate, all authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by such Transferor in connection with the conveyance by such Transferor of such Receivables or Collateral Certificates or the increase of the Invested Amount of any existing Collateral Certificate have been duly obtained, effected or given and are in full force and effect;

                  (i) as of (A) the Execution Date, (B) each Issuance Date, (C) the applicable Addition Date with respect to Additional Accounts (and the Receivables arising therein), (D) the applicable Addition Date with respect to a Collateral Certificate and (E) the applicable Increase Date with respect to an increase in the Invested Amount of an existing Collateral Certificate, subject, in each case pertaining to proceeds, to Section 9-315 of the UCC, and further subject to any Liens permitted by clause (iv) of the term "Eligible Receivable," each of this Agreement, the related Account Assignment (in the case of Additional Accounts) and the related Certificate Assignment (in the case of Collateral Certificates) or any increased Invested Amount of an existing Collateral Certificate (a) constitutes a valid transfer and assignment to the Trust of all right, title and interest of such Transferor in the Receivables, any additional Collateral Certificate or any increased Invested Amount of an existing Collateral Certificate, as applicable, conveyed to the Trust by such Transferor and the proceeds and Recoveries thereof, or (b) constitutes a grant of a first-priority security interest (as defined in the applicable UCC) in such property to the Trust, which security interest is prior to all other Liens, and is enforceable as such against creditors of and purchasers from such Transferor and which, in the case of existing Receivables and the proceeds and Recoveries thereof, is enforceable upon execution and delivery of this Agreement, or with respect to then existing Receivables in Additional Accounts or additional Collateral Certificates, as of the applicable Addition Date, or, with respect to any increased Invested Amount of an existing Collateral Certificate, as of the applicable Increase Date, and which will be enforceable with respect to such Receivables hereafter and thereafter created and the proceeds and Recoveries thereof upon such creation;

                  (j) as of (A) the Execution Date with respect to the Initial Accounts (and the Receivables arising therein), (B) the applicable Addition Date with respect to Aggregate Addition Accounts (and the Receivables arising therein), (C) the applicable Addition Date with respect to a Collateral Certificate and (D) the applicable Increase Date with respect to an increase in the Invested Amount of an existing Collateral Certificate, such Transferor has caused or will have caused within ten days, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in such property granted to the Issuer under this Agreement and upon the filing of all such appropriate financing statements, the Issuer will have a first priority perfected security or ownership interest in such property and proceeds;

                  (k) as of (A) the Execution Date with respect to the Initial Accounts (and the Receivables arising therein), (B) the applicable Addition Date with respect to Additional Accounts (and the Receivables arising therein), (C) the applicable Addition Date with respect to a Collateral Certificate and (D) the applicable Increase Date with respect to an increase in the Invested Amount of an existing Collateral Certificate, other than the security interest granted to the Trust pursuant to this Agreement or any other security interest that has been terminated, such Transferor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed such property; such Transferor has not authorized the filing of and is not aware of any financing statements against such Transferor that include a description of collateral covering such property other than any financing statement relating to the security interest granted to the Trust hereunder or that has been terminated; and such Transferor is not aware of any judgment or tax lien filings against such Transferor;

                  (l) as of (A) the applicable Increase Date with respect to an existing Collateral Certificate which is to have its Invested Amount increased on such date and (B) each Addition Date with respect to a Collateral Certificate, such existing Collateral Certificate or additional Collateral Certificate, as applicable, constitutes a "certificated security," an "uncertificated security," an "instrument," an "account" or a "general intangible," in each case within the meaning of the applicable UCC; such Transferor has in its possession all original copies of each certificate that constitutes or evidences such existing Collateral Certificate or additional Collateral Certificate, as applicable; the certificates that constitute or evidence such existing Collateral Certificate or additional Collateral Certificate do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Trust; and all financing statements filed or to be filed against such Transferor in favor of the Trust in connection herewith describing such existing Collateral Certificate or additional Collateral Certificate, as applicable, contain a statement to the following effect: "A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Trust";

                  (m) as of the applicable Addition Date with respect to a Collateral Certificate, such Collateral Certificate is an Eligible Collateral Certificate;

                  (n) as of the applicable Selection Date, each Initial Account and each applicable Additional Account is an Eligible Account;

                  (o) as of (A) the applicable Selection Date with respect to each Receivable contained in the Initial Accounts conveyed to the Trust by such Transferor on the Execution Date, (B) the applicable Selection Date with respect to each Receivable contained in the related Additional Accounts to be conveyed to the Trust by such Transferor on such Addition Date and (C) each Issuance Date with respect to all Receivables contained in Accounts which have been conveyed to the Trust by such Transferor and each new Receivable subsequently conveyed to the Trust by such Transferor, such Receivable constitutes an "account" or a "general intangible" within the meaning of the applicable UCC;

                  (p) as of (A) the Selection Date with respect to each Receivable contained in the Initial Accounts conveyed to the Trust by such Transferor on the Execution Date, (B) the applicable Selection Date with respect to each Receivable contained in the related Additional Accounts to be conveyed to the Trust by such Transferor on the applicable Addition Date and (C) the date of the creation of any new Receivable conveyed to the Trust by such Transferor, such Receivable is an Eligible Receivable;

                  (q) as of (A) the Execution Date with respect to the Initial Accounts and (B) the applicable Addition Date with respect to Additional Accounts, no selection procedures believed by such Transferor to be materially adverse to the interests of the Noteholders have been used in selecting the Initial Accounts or any Additional Accounts, as applicable; and

                  (r) on each applicable Increase Date, the existing Collateral Certificate which is to have its Invested Amount increased is an Eligible Collateral Certificate.

                  Section 2.5. Notice of Breach. The representations and warranties set forth in Section 2.3 and Section 2.4 shall survive the transfers and assignments of the Trust Assets to the Trust, the pledge of the Receivables and the Collateral Certificates to the Indenture Trustee pursuant to the Indenture, and the issuance of the Notes. Upon discovery by any Transferor, the Servicer, the Indenture Trustee or the Owner Trustee of a breach of any of the representations and warranties set forth in Section 2.3 or Section 2.4, the party discovering such breach shall give prompt written notice to the other parties following such discovery.

                  Section 2.6. Transfer of Ineligible Receivables and Ineligible Collateral Certificates.

                  (a) Reassignment of Collateral. In the event (i) any representation or warranty contained in subsection 2.4(f), (g), (h), (m), (n),
(o), (p), (q) or (r) of this Agreement is not true and correct in any material respect as of the date specified therein with respect to any Receivable, any Collateral Certificate or the related Account and such breach has a material adverse effect on any Noteholders unless cured within 60 days (or such longer period, not in excess of 120 days, as may be agreed to by the Indenture Trustee and the Servicer) after the earlier to occur of the discovery thereof by the Transferor that conveyed such Receivable or Collateral Certificate to the Trust or receipt by such Transferor of written notice thereof given by the Indenture Trustee, the Owner Trustee or the Servicer, or (ii) it is so provided in subsection 2.9(a) with respect to any Receivables conveyed to the Trust by such Transferor, then such Transferor shall accept reassignment of the Ineligible Receivables or the Ineligible Collateral Certificates on the terms and conditions set forth in paragraph (b) below.

                  (b) Procedures for Removal. When the provisions of subsection 2.6(a) above require (i) the removal of a Receivable, the applicable Transferor shall accept reassignment of such Receivable (each such Receivable, an "Ineligible Receivable") by directing the Servicer to deduct the principal balance of each such Ineligible Receivable from the Pool Balance and to decrease the Transferor Amount by the principal balance of such Ineligible Receivable or
(ii) the removal of a Collateral Certificate, the Indenture Trustee and the Issuer shall deliver such Collateral Certificate (each such Collateral Certificate, an "Ineligible Collateral Certificate") to the applicable Transferor with a valid assignment in the name of such Transferor and direct the Servicer to deduct the Invested Amount of each such Ineligible Collateral Certificate from the Pool Balance and to decrease the Transferor Amount by the Invested Amount of each such Ineligible Collateral Certificate. On and after the date of such removal, the principal balance of each Ineligible Receivable and the Invested Amount of each Ineligible Collateral Certificate shall be deducted from the Pool Balance and the Transferor Amount. In the event that the exclusion of an Ineligible Receivable or an Ineligible Collateral Certificate from the calculation of the Transferor Amount and the Pool Balance would cause the Transferor Amount to be reduced below the Required Transferor Amount or the Pool Balance to be reduced below the Required Pool Balance, the Transferor who conveyed such Ineligible Receivable or Ineligible Collateral Certificate shall immediately, but in no event later than 1:00 p.m., New York City time, on the first Payment Date following the Monthly Period in which such reassignment obligation arises, make a deposit in the Excess Funding Account in immediately available funds in an amount equal to the greater of the amount by which (x) the Transferor Amount would be reduced below the Required Transferor Amount or (y) the Pool Balance would be reduced below the Required Pool Balance.

                  Upon reassignment of any Ineligible Receivable or Ineligible Collateral Certificate, the Indenture Trustee and the Trust shall automatically and without further action transfer, assign, set-over and otherwise convey to the applicable Transferor or its designee, without recourse, representation or warranty, all the right, title and interest of the Indenture Trustee and the Trust in and to such Ineligible Receivable or Ineligible Collateral Certificate, all Recoveries related thereto, all monies and amounts due or to become due and all proceeds thereof and such reassigned Ineligible Receivable or Ineligible Collateral Certificate shall be treated by the Indenture Trustee and the Trust as collected in full as of the date on which it was reassigned. The obligation of each Transferor to accept reassignment of any Ineligible Receivable or Ineligible Collateral Certificate conveyed to the Trust by such Transferor, and to make the deposits, if any, required to be made to the Excess Funding Account as provided in this Section 2.6, shall constitute the sole remedy respecting the event giving rise to such obligation available to the Trust or the Noteholders (or the Indenture Trustee on behalf of the Noteholders). The Trust shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested and provided by the applicable Transferor to effect the conveyance of such Ineligible Receivable or Ineligible Collateral Certificate pursuant to this subsection 2.6(b), but only upon receipt of an Officer's Certificate from such Transferor that states that all conditions set forth in this Section 2.6 have been satisfied.

                  Section 2.7. Reassignment of Trust Assets. (a) In the event any representation or warranty of a Transferor set forth in subsection 2.3(a) or
(c) or subsection 2.4(a), (b), (c), (d), (e) or (i) of this Agreement is not true and correct in any material respect and such breach has a material adverse effect on the Receivables or a particular Collateral Certificate conveyed to the Trust by such Transferor or the availability of the proceeds thereof to the Trust then, either the Owner Trustee, the Indenture Trustee or Noteholders evidencing more than 50% of the aggregate unpaid principal amount of all Outstanding Notes, by notice then given to the applicable Transferor, the Administrator and the Servicer (and to the Owner Trustee and the Indenture Trustee, if given by the Noteholders), may direct such Transferor to accept a reassignment of the Receivables and/or any such Collateral Certificate conveyed to the Trust by such Transferor pursuant to this Agreement, if such breach and any material adverse effect caused by such breach is not cured within 60 days of such notice (or within such longer period as may be specified in such notice), and upon those conditions such Transferor shall be obligated to accept such reassignment on the terms set forth below; provided, however, that the affected Receivables and the affected Collateral Certificates will not be reassigned to such Transferor if, on any day during such applicable period the relevant representation and warranty shall be true and correct in all material respects as if made on such day. The applicable Transferor shall deposit the portion of the Reassignment Amount attributable to the applicable Receivables and Collateral Certificates in the Collection Account to be treated (i) in connection with amounts determined under clause (a) of the definition of "Reassignment Amount," as Principal Collections for each Series of Notes and
(ii) in connection with the amounts determined under clause (b) of the definition of "Reassignment Amount," as Finance Charge Collections for each Series of Notes, in either case, in immediately available funds not later than 1:00 p.m., New York City time, on the First Note Transfer Date following the Monthly Period in which such reassignment obligation arises, in payment for such reassignment.

                  (b) If the Owner Trustee, the Indenture Trustee or the Noteholders give notice directing the applicable Transferor to accept a reassignment of any Receivables or any Collateral Certificate as provided above, the obligation of such Transferor to accept such reassignment pursuant to this
Section 2.7 and to make the deposit required to be made to the Collection Account for each Series of Notes as provided in this Section 2.7 shall constitute the sole remedy respecting an event of the type specified above in this Section 2.7 available to the Noteholders (or the Indenture Trustee on behalf of the Noteholders). Upon reassignment of the affected Receivables and any affected Collateral Certificate on the First Note Transfer Date following the Monthly Period in which such obligation arises, the Indenture Trustee and the Trust shall automatically and without further action transfer, assign, set-over and otherwise convey to the applicable Transferor, without recourse, representation or warranty, all the right, title and interest of the Indenture Trustee and the Trust in and to the affected Receivables and affected Collateral Certificates, all Recoveries allocable thereto, all monies and amounts due or to become due with respect thereto and all proceeds thereof (and any costs or expenses incurred by the Indenture Trustee in connection with such reassignment shall be reimbursed by the applicable Transferor). The Indenture Trustee and the Trust shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by the applicable Transferor to effect the conveyance of such property pursuant to this
Section 2.7.

                  Section 2.8. Additional Transferors. The Transferor may designate Affiliates of the Transferor to be included as Transferors (each, an "Additional Transferor") under this Agreement in an amendment hereto pursuant to subsection 12.1(a) and, in connection with such designation, such Transferor shall (i) if the Transferor Interest is evidenced in uncertificated form, direct the Owner Trustee to register in the books and records of the Trust such Additional Transferor's interest in the Transferor Interest or (ii) if the Transferor Interest is evidenced in certificated form, surrender such certificate to the Owner Trustee in exchange for a newly issued certificate modified to reflect such Additional Transferor's interest in the Transferor Interest; provided, however, that each Additional Transferor shall agree in such amendment hereto to assume all of the duties and obligations of a Transferor hereunder; and provided further that prior to any such designation and exchange,
(i) the Owner Trustee shall have received an Issuer Tax Opinion, (ii) the Note Rating Agency Condition shall have been satisfied, (iii) the Master Trust Trustee shall have received the Master Trust Tax Opinion, if applicable, and
(iv) any additional conditions to the transfer of a Beneficial Interest provided in Section 3.02 of the Trust Agreement shall have been satisfied.

                  Section 2.9. Covenants of Each Transferor. Each Transferor hereby severally covenants that:

                  (a) Receivables Not To Be Evidenced by Promissory Notes. Except in connection with its enforcement or collection of an Account, such Transferor will take no action to cause any Receivable conveyed by it to the Trust to be evidenced by any instrument (as defined in the UCC) and, if any such Receivable is so evidenced as a result of any action taken by such Transferor, it shall be deemed to be an Ineligible Receivable in accordance with subsection 2.7(a) and shall be reassigned to such Transferor in accordance with subsection 2.7(b).

                  (b) Security Interests. Except for the conveyances hereunder, such Transferor will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien (except as permitted by clause (iv) of the definition of the term "Eligible Receivable") on any Receivable or Collateral Certificate conveyed by it to the Trust whether now existing or hereafter created, or any interest therein; and such Transferor shall defend the right, title and interest of the Trust and the Indenture Trustee in, to and under the Receivables and any Collateral Certificate, whether now existing or hereafter created, against all claims of third parties claiming through or under such Transferor.

                  (c) Transferor Interest. Except for (i) the conveyances hereunder, in connection with any transaction permitted by subsection 6.2(a)(i) and as provided in Section 2.8 of this Agreement and Section 4.04 of the Trust Agreement or (ii) conveyances with respect to which the Note Rating Agency Condition shall have been satisfied and an Issuer Tax Opinion shall have been delivered to the Indenture Trustee and the Owner Trustee, such Transferor agrees, to the fullest extent permitted by applicable law, not to transfer, sell, assign, exchange or otherwise convey or pledge, hypothecate or otherwise grant a security interest in the Transferor Interest and any such attempted transfer, assignment, exchange, conveyance, pledge, hypothecation, grant or sale shall be void. Nothing contained in this subsection 2.9(c) shall be interpreted to prohibit or in any way limit any Transferor's ability to grant to another Person a participation interest in the Transferor Interest upon the delivery to the Indenture Trustee and the Owner Trustee of an Issuer Tax Opinion; provided that any transfer by a Transferor of all or any part of its right, title and interest in and to the Transferor Interest to Credco will not require delivery of an Issuer Tax Opinion.

                  (d) Delivery of Collections or Recoveries. In the event that such Transferor receives Collections or Recoveries, such Transferor agrees to pay the Servicer all such Collections and Recoveries as soon as practicable after receipt thereof.

                  (e) Notice of Liens. Such Transferor shall notify the Owner Trustee and the Indenture Trustee promptly after becoming aware of any Lien (except as permitted by clause (iv) of the definition of the term "Eligible Receivable") on any Receivable or Collateral Certificate conveyed by it to the Trust other than the conveyances hereunder and under the Indenture.

                  (f) Account Agreements and Guidelines. Each Transferor that is an Account Owner covenants that it shall comply with and perform its obligations under the Account Agreements relating to the Accounts and the Account Guidelines and all applicable rules and regulations of such Transferor except insofar as any failure to comply or perform would not materially and adversely affect the rights of the Trust or the Noteholders; provided, however, the applicable Transferor may change the terms and provisions of the applicable Account Agreements or the applicable Account Guidelines in any respect (including the calculation of the amount, or the timing, of charge-offs and other fees to be assessed thereon) only if such change (i) would not, in the reasonable belief of such applicable Transferor, cause an Early Amortization Event or Event of Default to occur, and (ii) is made applicable to any comparable segment of the charge accounts owned by such applicable Transferor which have characteristics the same as, or substantially similar to, the Accounts that are the subject of such change, except as otherwise restricted by an endorsement, sponsorship, or other agreement between such applicable Transferor and an unrelated third party or by the terms of the Account Agreements.

                  (g) Separate Corporate Existence. Each Transferor that is a securitization special purpose entity shall:

                      (i) Maintain in full effect its existence, rights and franchises as a limited liability company under the laws of the state of its formation or as a corporation under the laws of the state of its incorporation and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement and the applicable Receivables Purchase Agreement and each other instrument or agreement necessary or appropriate to proper administration hereof and to permit and effectuate the transactions contemplated hereby.

                      (ii) Except as provided in this Agreement, maintain its own deposit, securities and other account or accounts, separate from those of any Affiliate of such Transferor, with financial institutions. The funds of such Transferor will not be diverted to any other Person or for other than the company use of such Transferor, and, except as may be expressly permitted by this Agreement or the applicable Receivables Purchase Agreement, the funds of such Transferor shall not be commingled with those of any other Person.

                      (iii) Ensure that, to the extent that it shares the same officers or other employees as any of its members or other Affiliates, the salaries of and the expenses related to providing benefits to such officers and other employees shall be fairly allocated among such entities, and each such entity shall bear its fair share of the salary and benefit costs associated with all such common officers and employees.

                      (iv) Ensure that, to the extent that it jointly contracts with any of its members or other Affiliates to do business with vendors or service providers or to share overhead expenses, the costs incurred in so doing shall be allocated fairly among such entities, and each such entity shall bear its fair share of such costs. To the extent that such Transferor contracts or does business with vendors or service providers where the goods and services provided are partially for the benefit of any other Person, the costs incurred in so doing shall be fairly allocated to or among such entities for whose benefit the goods and services are provided, and each such entity shall bear its fair share of such costs.

                      (v) Ensure that all material transactions between such Transferor and any of its Affiliates shall be only on an arm's-length basis and shall not be on terms more favorable to either party than the terms that would be found in a similar transaction involving unrelated third parties.

                      (vi) Maintain a principal executive and administrative office through which its business is conducted and a telephone number separate from those of its members and other Affiliates. To the extent that such Transferor and any of its members or other Affiliates have offices in contiguous space, there shall be fair and appropriate allocation of overhead costs (including rent) among them, and each such entity shall bear its fair share of such expenses.

                      (vii) Conduct its affairs strictly in accordance with its certificate of formation and limited liability company agreement or its certificate of incorporation and bylaws and observe all necessary, appropriate and customary company formalities, including, but not limited to, holding all regular and special members' and directors' meetings appropriate to authorize all action, keeping separate and accurate minutes of such meetings, passing all resolutions or consents necessary to authorize actions taken or to be taken, and maintaining accurate and separate books, records and accounts, including, but not limited to, intercompany transaction accounts. Regular members' and directors' meetings shall be held at least annually.

                      (viii) Ensure that its board of directors shall at all times include at least one Independent Director (for purposes hereof, "Independent Director" shall mean any member of the board of directors of such Transferor that is not and has not at any time been (x) an officer, agent, advisor, consultant, attorney, accountant, employee, member or shareholder of any Affiliate of such Transferor which is not a special purpose entity, (y) a director of any Affiliate of such Transferor other than an independent director of any Affiliate which is a special purpose entity or (z) a member of the immediate family of any of the foregoing).

                      (ix) Ensure that decisions with respect to its business and daily operations shall be independently made by such Transferor (although the officer making any particular decision may also be an officer or director of an Affiliate of such Transferor) and shall not be dictated by an Affiliate of such Transferor.

                      (x) Act solely in its own company name and through its own authorized officers and agents, and no Affiliate of such Transferor shall be appointed to act as agent of such Transferor. Such Transferor shall at all times use its own stationery and business forms and describe itself as a separate legal entity.

                      (xi) Other than as provided in the relevant Revolving Credit Agreement, ensure that no Affiliate of such Transferor shall advance funds or loan money to such Transferor, and no Affiliate of such Transferor will otherwise guaranty debts of such Transferor.

                      (xii) Other than organizational expenses and as expressly provided herein, pay all expenses, indebtedness and other obligations incurred by it using its own funds.

                      (xiii) Not enter into any guaranty, or otherwise become liable, with respect to or hold its assets or creditworthiness out as being available for the payment of any obligation of any Affiliate of such Transferor nor shall such Transferor make any loans to any Person.

                      (xiv) Ensure that any financial reports required of such Transferor shall comply with generally accepted accounting principles and shall be issued separately from, but may be consolidated with, any reports prepared for any of its Affiliates so long as such consolidated reports contain footnotes describing the effect of the transactions between such Transferor and such Affiliate and also state that the assets of such Transferor are not available to pay creditors of the Affiliate.

                      (xv) Ensure that at all times it is adequately capitalized to engage in the transactions contemplated in its certificate of formation and its limited liability company agreement or in its certificate of incorporation and bylaws.

                  Section 2.10. Covenants of Each Transferor With Respect to Any Applicable Receivables Purchase Agreement. Each Transferor, if such Transferor is a party to a Receivables Purchase Agreement, in its capacity as purchaser of Receivables from any Account Owner pursuant to any such Receivables Purchase Agreement, hereby covenants that such Transferor will at all times enforce the covenants and agreements of any Account Owner in such Receivables Purchase Agreement, including covenants that the Account Owner shall at all times enforce the covenants and agreements of it, as the case may be, in any Receivables Purchase Agreement. Each Transferor further covenants that it will not enter into any amendment to any Receivables Purchase Agreement to which it is a party, or enter into a new Receivables Purchase Agreement unless the Note Rating Agency Condition shall have been satisfied.

                  Section 2.11. Reinvestment in Trust Assets. (a) On each First Note Transfer Date, the Reinvestment Amount for the immediately preceding Monthly Period shall be applied in the following order of priority:

                  (i) if the Trust Assets include one or more Collateral Certificates, the Transferor, on behalf of the Issuer, shall specify the amount of the Reinvestment Amount to be reinvested in each existing Collateral Certificate, which amount shall be determined by the Transferor, on behalf of the Issuer, in its own discretion, and no such reinvestment shall be required; provided, however, that, subject to the restrictions specified in subsection 2.12(c), the Transferor, on behalf of the Issuer, shall be required to increase the Invested Amount of an existing Collateral Certificate if Trust Assets are required to be added pursuant to subsection 2.13(a) and the Transferor elects to cause to be increased the Invested Amount of one or more existing Collateral Certificates as specified in such Section (so long as the applicable Series Supplement allows such reinvestment and the transferor or seller for the related Master Trust agrees to such reinvestment); and

                  (ii) the remainder of such amounts shall be paid to the holders of the Transferor Interest; provided, however, that if the Commercial Obligor Overconcentration Amount is greater than zero (after giving effect to any additions to or removals from the Trust on or prior to such date), the excess, if any, of the Required Overconcentration Account Amount with respect to such Monthly Period over the Available Overconcentration Account Amount with respect to such Monthly Period shall be deposited by the Servicer into the Overconcentration Account; and provided further, however, that if the Transferor Amount for the prior Monthly Period did not equal or exceed the Required Transferor Amount for the prior Monthly Period or the Pool Balance for such prior Monthly Period did not equal or exceed the Required Pool Balance for such prior Monthly Period (after taking into consideration the application of the Reinvestment Amount, if any, pursuant to this Section 2.11 and after giving effect to any deposits made or to be made to the Overconcentration Account with respect to such date), the lesser of (i) such remaining amount and (ii) the greater of the amount by which (x) the Required Transferor Amount is greater than the Transferor Amount or (y) the Required Pool Balance is greater than the Pool Balance, in each case with respect to such prior Monthly Period, shall be deposited by the Servicer into the Excess Funding Account.

                  (b) Pursuant to this Agreement, each Receivable shall be transferred to the Trust and pledged to secure the Notes on the day that such Receivable arises.

                  Section 2.12. Increases in the Invested Amount of an Existing Collateral Certificate.

                  (a) In addition to the increases described in Section 2.11 above, the applicable Transferor may cause to be increased the Invested Amount of any existing Collateral Certificate on any Business Day in connection with:

                      (i) the issuance of an additional Series, Class or Tranche of Notes; or

                      (ii) the increase of the Transferor Amount.

                  (b) In connection with any increase in the Invested Amount of an existing Collateral Certificate, such increase shall either be funded from the proceeds of the issuance of an additional Series, Class or Tranche of Notes or be funded by the applicable Transferor.

                  (c) Notwithstanding any other provision of this Agreement, with respect to any Monthly Period, the Invested Amount of an existing Collateral Certificate shall not be increased, including increases pursuant to
Section 2.11 and this Section 2.12, if (i) an Early Amortization Event shall have occurred with respect to any Notes as a result of a failure to add Receivables and/or Collateral Certificates to the Trust or a failure to increase the Invested Amount of an existing Collateral Certificate at a time when the Pool Balance for the prior Monthly Period is less than the Required Pool Balance for such prior Monthly Period and (ii) increasing the Invested Amount of or reinvesting in an existing Collateral Certificate would result in a reduction in the allocation percentage applicable for principal collections for such existing Collateral Certificate.

                  Section 2.13. Addition of Trust Assets.

                  (a) Required Additions.

                      (i) If, at the end of any Monthly Period, (a) the Transferor Amount for such Monthly Period and for the prior Monthly Period is less than the Required Transferor Amount for each such Monthly Period or (b) the Pool Balance for such Monthly Period is less than the Required Pool Balance for such Monthly Period, the Transferor shall (1) transfer Receivables in Aggregate Addition Accounts to the Trust, (2) transfer one or more Collateral Certificates to the Trust or
         (3) cause to be increased the Invested Amount of one or more existing Collateral Certificates pursuant to Section 2.11 or Section 2.12 in a sufficient amount such that, after giving effect to such addition or increase, the Transferor Amount for such Monthly Period is at least equal to the Required Transferor Amount for such Monthly Period and the Pool Balance is at least equal to the Required Pool Balance for such Monthly Period.

                      Any transfer of Receivables in any Aggregate Addition Accounts to the Trust and/or any transfer of Collateral Certificates to the Trust and/or any increase in the Invested Amount of one or more existing Collateral Certificates shall occur on or before the thirtieth Business Day following the end of such Monthly Period. The failure of the Transferor to increase the Transferor Amount or the Pool Balance as provided in this clause (i) solely as a result of the unavailability to the Transferor of a sufficient amount of Receivables and/or Collateral Certificates and/or the inability to cause to be increased the Invested Amount of one or more existing Collateral Certificates shall not constitute a breach of this Agreement; provided that any such failure which has not been timely cured (as specified in the related Indenture Supplement) may nevertheless result in the occurrence of an Early Amortization Event with respect to each Series for which, pursuant to the Indenture Supplement therefor, a failure by the Transferor to convey additional Trust Assets to the Trust or cause to be increased the Invested Amount of an existing Collateral Certificate by the day on which it is required to do so pursuant to this subsection 2.13(a) constitutes an "Early Amortization Event" (as defined in such Indenture Supplement).

                      (ii) Any Aggregate Addition Accounts or Collateral Certificates designated to be included as part of the Trust Assets pursuant to clause (i) above may only be so included if the applicable conditions specified in subsection (c) below have been satisfied.

                  (b) Permitted Aggregate Additions, Additional Collateral Certificates and Increases in the Invested Amount of Existing Collateral Certificates. In addition to its obligation under subsection 2.13(a), each Transferor may, but shall not be obligated to, subject to the conditions in paragraph (c) below, (i) cause to be designated from time to time Receivables in Aggregate Addition Accounts to be included as part of the Trust Assets and/or additional Collateral Certificates to be included as part of the Trust Assets and (ii) cause to be increased the Invested Amount of an existing Collateral Certificate. Such additional Trust Assets shall be transferred to the Trust on the Addition Date or the Increase Date, as applicable.

                  (c) Conditions to Aggregate Additions and Additional Collateral Certificates. On each Addition Date with respect to any Aggregate Addition Accounts and/or additional Collateral Certificates, the applicable Receivables in Aggregate Addition Accounts (and such Aggregate Addition Accounts shall be Accounts for purposes of this Agreement) or the applicable Collateral Certificate shall be designated as additional Trust Assets, subject to the satisfaction of the following conditions (which shall not apply with respect to any increase in the Invested Amount of any existing Collateral Certificate except as specified in clause (i) below):

                      (i) on or before the eighth Business Day prior to the Addition Date or Increase Date, as applicable (the "Notice Date"), the applicable Transferor shall have delivered to the Owner Trustee, the Indenture Trustee, the Servicer, the other Transferors, if any, and each Note Rating Agency written notice (unless such notice requirement is otherwise waived) that the Receivables in Aggregate Addition Accounts and/or additional Collateral Certificates will be transferred to the Trust or an increased Invested Amount of an existing Collateral Certificate will be included as part of the Trust Assets (the latter notice requirement shall only apply to increases made pursuant to subsection 2.13(a); provided, however, that notice shall be delivered to the Owner Trustee and the Indenture Trustee in connection with any increase in the Invested Amount of an existing Collateral Certificate), which notice shall specify, as applicable, (x) the approximate aggregate amount of the Principal Receivables to be transferred to the Trust (y) the Invested Amount of the additional Collateral Certificates to be transferred to the Trust and (z) the amount by which the Invested Amount of an existing Collateral Certificate is to be increased, as well as the applicable Addition Date or Increase Date and, in connection with the Aggregate Addition Accounts, the applicable Addition Cut Off Date and Selection Date;

                      (ii) the applicable Transferor shall represent and warrant that, as of the applicable Selection Date, each Aggregate Addition Account is an Eligible Account;

                      (iii) the applicable Transferor shall represent and warrant as of the applicable Addition Date, each additional Collateral Certificate is an Eligible Collateral Certificate;

                      (iv) the applicable Transferor shall have delivered to the Owner Trustee and the Indenture Trustee copies of UCC financing statements covering the Receivables in such Aggregate Addition Accounts and/or additional Collateral Certificates, if necessary to perfect the interest of the Trust therein;

                      (v) to the extent required by Section 3.1, the applicable Transferor shall have deposited into the Collection Account all Collections with respect to such (a) Aggregate Addition Accounts since the applicable Addition Cut Off Date or (b) additional Collateral Certificates as of such Addition Date;

                      (vi) as of each of the Addition Cut Off Date and the Addition Date, no Insolvency Event shall have occurred nor shall the transfer to the Trust of the Receivables arising in the Aggregate Addition Accounts have been made in contemplation of the occurrence thereof;

                      (vii) as of the Addition Date, no Insolvency Event shall have occurred nor shall the transfer to the Trust of the additional Collateral Certificates have been made in contemplation of the occurrence thereof;

                      (viii) on or before the Addition Date with respect to Aggregate Addition Accounts and the Receivables arising thereunder, the applicable Transferor shall have delivered to the Owner Trustee, on behalf of the Trust, and the Servicer a written assignment in substantially the form of Exhibit A (the "Aggregate Addition Account Assignment"), and the applicable Transferor shall deliver or cause to be delivered to the Issuer and the Indenture Trustee the computer file or microfiche list required to be delivered pursuant to Section 2.1 on the date such file or list is required to be delivered pursuant thereto, which file or list shall be incorporated into and made a part of such Aggregate Addition Account Assignment and this Agreement;

                      (ix) on or before the Addition Date with respect to Collateral Certificates, the applicable Transferor shall have delivered to the Owner Trustee, on behalf of the Trust, and the Servicer a written assignment in substantially the form of Exhibit B (the "Certificate Assignment") and each Collateral Certificate shall be delivered and registered in the name of the Trust, and the applicable Transferor shall deliver or cause to be delivered to the Issuer and the Indenture Trustee the schedule required to be delivered pursuant to
         Section 2.1 on the date such file or list is required to be delivered pursuant thereto, which file or list shall be incorporated into and made a part of such Certificate Assignment and this Agreement;

                      (x) the addition to the Trust of the Receivables arising in the Aggregate Addition Accounts or of the Collateral Certificates shall not, in the reasonable belief of the applicable Transferor, result in an Adverse Effect or in the Commercial Obligor
         Overconcentration Amount exceeding zero;

                      (xi) if prior to the applicable Addition Date, with respect to any three consecutive Monthly Periods or with respect to any twelve consecutive Monthly Periods, the Addition Limit shall have been exceeded, the Transferor shall have received notice from each Note Rating Agency that the addition pursuant to subsection 2.13(b) of such Aggregate Addition Accounts in excess of the Addition Limit will not result in the reduction or withdrawal of its then existing rating of any Series, Class or Tranche of Notes then issued and Outstanding and shall have delivered such notice to the Owner Trustee and the Indenture Trustee, and the Transferor shall have delivered to each Note Rating Agency an Opinion of Counsel, dated the Addition Date, in accordance with subsection 12.2(d);

                      (xii) with respect to the addition of additional Collateral Certificates, the Transferor shall have received notice from each Note Rating Agency on or prior to the applicable Addition Date that the Note Rating Agency Condition shall have been satisfied with respect to such Note Rating Agency and shall have delivered such notice to the Owner Trustee and the Indenture Trustee;

                      (xiii) the Transferor shall have delivered to the Owner Trustee and the Indenture Trustee an Officer's Certificate of the Transferor, dated the Addition Date, confirming, to the extent applicable, the items set forth in clauses (ii) through (vii) and clause (x) above; and

                      (xiv) the Transferor shall have delivered to the Owner Trustee and the Indenture Trustee an Opinion of Counsel, dated the Addition Date, in accordance with subsection 12.2(d).

                  (d) New Accounts. Each Transferor may, from time to time, at its sole discretion, subject to the conditions specified in paragraph (e) below, voluntarily designate newly originated Eligible Accounts to be included as New Accounts. For purposes of this paragraph, Eligible Accounts shall be deemed to include only charge accounts of the same nature as those included as Initial Accounts or which have previously been included in any Aggregate Addition.

                  (e) Conditions to Addition of New Accounts. On the Addition Date with respect to any New Accounts, the Trust shall acquire the applicable Receivables in such New Accounts (and such New Accounts shall be Accounts for purposes of this Agreement), subject to the satisfaction of the following conditions:

                      (i) as of the applicable Selection Date, each New Account shall be an Eligible Account;

                      (ii) the applicable Transferor shall have delivered to the Owner Trustee and the Indenture Trustee copies of UCC financing statements covering the Receivables in such New Accounts, if necessary to perfect the interest of the Trust therein;

                      (iii) to the extent required by Section 3.1, the applicable Transferor shall have deposited into the Collection Account all Collections with respect to such New Accounts since the applicable Addition Cut Off Date;

                      (iv) as of each of the applicable Addition Cut Off Date and the applicable Addition Date, no Insolvency Event shall have occurred nor shall the transfer to the Trust of the Receivables arising in the New Accounts have been made in contemplation of the occurrence thereof;

                      (v) the addition to the Trust of the Receivables arising in the New Accounts shall not, in the reasonable belief of the applicable Transferor, result in an Adverse Effect or in the Commercial Obligor Overconcentration Amount exceeding zero;

                      (vi) on or before the Addition Date with respect to New Accounts and the Receivables arising thereunder, the applicable Transferor shall have delivered to the Owner Trustee, on behalf of the Trust, and the Servicer a written assignment in substantially the form of Exhibit C (the "New Account Assignment"), and the applicable Transferor shall deliver to the Issuer and the Indenture Trustee the computer file or microfiche list required to be delivered pursuant to
         Section 2.1 on the date such file or list is required to be delivered pursuant thereto, which file or list shall be incorporated into and made a part of such New Account Assignment and this Agreement;

                      (vii) if on or prior to the applicable Addition Date, with respect to any three-month period or with respect to any twelve-month period, the Addition Limit shall have been exceeded, the applicable Transferor shall have received notice from each Note Rating Agency that the addition pursuant to subsection 2.13(d) of such New Accounts in excess of the Addition Limit will not result in the reduction or withdrawal of its then existing rating of any Series, Class or Tranche of Notes then issued and Outstanding and shall have delivered such notice to the Owner Trustee and the Indenture Trustee;

                      (viii) the applicable Transferor shall have delivered to the Owner Trustee and the Indenture Trustee an Officer's Certificate of such Transferor, dated the applicable Addition Date, confirming, to the extent applicable, the items set forth in clauses (i) through (v) above; and

                      (ix) the applicable Transferor shall have delivered to the Owner Trustee and the Indenture Trustee an Opinion of Counsel in accordance with subsection 12.2(d).

                  Section 2.14. Removal of Accounts.

                  (a) On any day of any Monthly Period, each Transferor shall have the right to require the reassignment to it or its designee of all of the right, title and interest of the Indenture Trustee and the Trust in, to and under the Receivables then existing and thereafter created, all Recoveries related thereto, all monies due or to become due and all amounts received with respect thereto and all proceeds thereof in or with respect to the Accounts specified herein (the "Removed Accounts") and designated for removal by such Transferor, upon satisfaction of the conditions in clauses (i) through (v) below:

                      (i) on or before the tenth Business Day (the "Removal Notice Date") immediately preceding the date for removal of the Removed Accounts (the "Removal Date"), such Transferor shall have given the Owner Trustee, the Indenture Trustee, the Servicer, the other Transferors, if any, and each Note Rating Agency notice (unless such notice requirement is waived) that the Receivables from such Removed Accounts are to be reassigned to such Transferor on the Removal Date;

                      (ii) on or prior to the Removal Date, such Transferor shall amend Schedule 1 by delivering to the Issuer and the Indenture Trustee a computer file or microfiche list containing a true and complete list of the Removed Accounts, specifying for each such Account, as of the Removal Notice Date, its account number and the aggregate amount of Receivables outstanding in such Account;

                      (iii) such Transferor shall have represented and warranted as of the Removal Date that the list of Removed Accounts delivered pursuant to paragraph (ii) above, as of the Removal Date, is true and complete in all material respects;

                      (iv) the Note Rating Agency Condition shall have been satisfied with respect to the removal of the Removed Accounts; and

                      (v) such Transferor shall have delivered to the Owner Trustee and the Indenture Trustee an Officer's Certificate of such Transferor, dated the Removal Date, to the effect that such Transferor reasonably believes that (a) such removal of any Receivable of any Removed Account will not result in an Adverse Effect with respect to any Series, Class or Tranche of Notes and (b) no selection procedures believed by such Transferor to be materially adverse to, or materially beneficial to, the interests of any Noteholders have been used in selecting the Removed Accounts from among any pool of Accounts of a similar type.

                  There may be more than one Removal Date in any Monthly Period and the Accounts to be designated as Removed Accounts need not be selected at random by the applicable Transferor.

                  (b) Upon satisfaction of the above conditions, the Owner Trustee, on behalf of the Trust, shall execute and deliver to such Transferor a written reassignment in substantially the form of Exhibit D (the "Reassignment") and shall, without further action, sell, transfer, assign, set over and otherwise convey to such Transferor or its designee, effective as of the Removal Date, without recourse, representation or warranty, all the right, title and interest of the Indenture Trustee and the Trust in, to and under the Receivables arising in the Removed Accounts, all Recoveries related thereto, all monies due and to become due and all amounts received with respect thereto and all proceeds thereof, and the Receivables from the Removed Accounts shall no longer constitute a part of the Trust Assets. The Indenture Trustee and the Owner Trustee may conclusively rely on the Officer's Certificate delivered pursuant to this Section 2.14 and shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying.

                  (c) In addition to the foregoing, on the date when any Receivable in an Account becomes a Defaulted Receivable (including any related Finance Charge Receivables), the Indenture Trustee and the Trust shall automatically and without further action or consideration transfer, set over and otherwise convey to the applicable Transferor, without recourse, representation or warranty, all right, title and interest of the Indenture Trustee and the Trust in, to and under the Defaulted Receivables (including any related Finance Charge Receivables) in such Account, all monies due or to become due, all amounts received or receivable with respect thereto and all proceeds thereof; provided that Recoveries of such Defaulted Receivables shall be applied as provided in this Agreement. The Indenture Trustee and the Owner Trustee, on behalf of the Trust, shall execute and deliver such instruments of transfer and assignment (including any UCC termination statements), in each case without recourse, as shall be reasonably requested by the applicable Transferor to vest in such Transferor or its designee all right, title and interest that the Indenture Trustee and the Trust had in such Defaulted Receivables (including any related Finance Charge Receivables).

                  Section 2.15. Account Allocations. In the event that any Transferor is unable for any reason to transfer Receivables to the Trust in accordance with the provisions of this Agreement, including by reason of the application of the provisions of Section 8.1 or any order of any Governmental Authority (a "Transfer Restriction Event"), then, in any such event, (a) such Transferor agrees (except as prohibited by any such order) to allocate and pay to the Trust, after the date of such inability, all Collections, including Collections of Receivables transferred to the Trust prior to the occurrence of such event, and all amounts which would have constituted Collections with respect to Receivables but for such Transferor's inability to transfer Receivables (up to an aggregate amount equal to the amount of Receivables included as part of the Trust Assets on such date transferred to the Trust by such Transferor), (b) such Transferor and the Servicer agree that such amounts will be applied as Collections in accordance with the terms of this Agreement, the Indenture and each Indenture Supplement and (c) for so long as the allocation and application of all Collections and all amounts that would have constituted Collections are made in accordance with clauses (a) and (b) above, Receivables (and all amounts which would have constituted Receivables but for such Transferor's inability to transfer Receivables to the Trust) which are written off as uncollectible in accordance with this Agreement shall continue to be allocated in accordance with the terms of this Agreement, the Indenture and each Indenture Supplement. For the purpose of the immediately preceding sentence, such Transferor and the Servicer shall treat the first received Collections with respect to the Accounts as allocable to the Trust until the Trust shall have been allocated and paid Collections in an amount equal to the aggregate amount of Receivables included in the Trust as of the date of the occurrence of such event. If such Transferor and the Servicer are unable pursuant to any Requirements of Law to allocate Collections as described above, such Transferor and the Servicer agree that, after the occurrence of such event, payments on each Account with respect to the principal balance of such Account shall be allocated first to the oldest principal balance of such Account and shall have such payments applied as Collections in accordance with the terms of this Agreement, the Indenture and each Indenture Supplement.

                  Section 2.16. Discount Option Receivables.

                  (a) The Transferor shall have the option to designate at any time and from time to time a percentage or percentages, which may be a fixed percentage or a variable percentage based on a formula (the "Discount Option Percentage"), of all or any specified portion of Receivables conveyed on or after the Discount Option Date ("Discount Option Receivables") to be treated as Finance Charge Receivables. The aggregate amount of Discount Option Receivables outstanding on any Date of Processing occurring on or after the initial Discount Option Date shall equal (a) the aggregate Discount Option Receivables at the end of the prior Date of Processing, plus (b) any new Discount Option Receivables created on such Date of Processing, minus (c) any Discount Option Receivables Collections received on such Date of Processing. Discount Option Receivables created on any Date of Processing shall mean the product of the amount of any Receivables created on such Date of Processing and the applicable Discount Option Percentage. The Transferor shall also have the option of increasing, reducing or withdrawing the Discount Option Percentage, at any time and from time to time, without notice to or the consent of any Noteholder, on or after such Discount Option Date. The Transferor shall provide to the Servicer, the Owner Trustee, the Indenture Trustee and any Note Rating Agency 30 days prior written notice of the Discount Option Date and any such designation or increase, reduction or withdrawal. Such designation, increase, reduction or withdrawal shall become effective on the Discount Option Date specified therefor upon satisfaction of the following conditions:

                      (i) each Transferor shall have delivered to the Owner Trustee and the Indenture Trustee an Officer's Certificate of such Transferor certifying that, in the reasonable belief of such Transferor based on facts known to such Transferor at such time, such designation, increase, reduction or withdrawal will not, at the time of its occurrence, cause an Early Amortization Event or Event of Default with respect to any Series, Class or Tranche of Notes to occur or an event which, with notice or lapse of time or both, would constitute an Early Amortization Event or Event of Default with respect to any Series, Class or Tranche of Notes;

                      (ii) the Note Rating Agency Condition shall have been satisfied with respect to such designation, increase, reduction or withdrawal; and

                      (iii) the Transferor shall have caused an Issuer Tax Opinion to be delivered to the Owner Trustee and the Indenture Trustee.

                  (b) Following a change in the Discount Option Percentage, the Transferor shall apply the new Discount Option Percentage to all or the portion of the Receivables to which the Discount Option Percentage is to be applied. The Discount Option Percentage currently is 3%.

                  (c) After the Discount Option Date, Discount Option Receivables Collections received with respect to Discount Option Receivables shall be treated as Finance Charge Collections.



                               [END OF ARTICLE II]

                                  ARTICLE III

                 COLLECTIONS, ALLOCATIONS, DEPOSITS AND PAYMENTS

                  Section 3.1. Collections and Allocations.

                  The Servicer pursuant to the terms of this Agreement (or, if the authority of the Servicer has been revoked pursuant to Section 9.1, the Indenture Trustee, or, if a Successor Servicer has been appointed, the Successor Servicer) shall instruct the Indenture Trustee in writing to apply all funds on deposit in the Collection Account as described in this Article III and in any Indenture Supplement for any Series of Notes. Except as otherwise provided below, the Servicer pursuant to the terms of this Agreement shall deposit Collections with respect to the Receivables into the Collection Account as promptly as possible after the Date of Processing of such Collections, but in no event later than the second Business Day following such Date of Processing, and shall deposit Collections received with respect to the Collateral Certificates with respect to any Monthly Period into the Collection Account no later than the First Note Transfer Date in the next succeeding Monthly Period.

                  Subject to the express terms of any Indenture Supplement, but notwithstanding anything else in this Agreement or the Indenture to the contrary, for as long as TRS or an Affiliate of TRS remains the Servicer under this Agreement and (i) maintains a short-term credit rating (which may be an implied rating) of not less than "A-1" from Standard & Poor's, "P-1" from Moody's and, if rated by Fitch, "F1" from Fitch (or such other rating below "A-1," "P-1" or, if rated by Fitch, "F1," as the case may be, which is satisfactory to such Note Rating Agency), (ii) obtains a guarantee or letter of credit covering risk of collection with respect to its deposit and payment obligations under this Agreement (in form and substance satisfactory to each Note Rating Agency) from a guarantor having a short-term credit rating (which may be an implied rating) of at least "A-1" from Standard & Poor's, "P-1" from Moody's and, if rated by Fitch, "F1" from Fitch (or such other rating below "A-1," "P-1" or, if rated by Fitch, "F1," as the case may be, which is satisfactory to such Note Rating Agency), or (iii) the Note Rating Agency Condition will have been satisfied despite the Servicer's inability to satisfy the rating requirement specified in clause (i) above; and for 30 Business Days following any reduction of any such rating or failure to satisfy the conditions specified in clause (ii) or (iii) above, the Servicer need not make the daily deposits of Collections into the Collection Account as provided in the preceding paragraph. Rather, the Servicer may make a single deposit into the Collection Account in immediately available funds not later than 1:00 p.m., New York City time, on each applicable Note Transfer Date following the Monthly Period with respect to which such deposit relates.

                  Notwithstanding anything else in this Agreement to the contrary, with respect to any Monthly Period, whether the Servicer is required to make daily or monthly deposits to the Collection Account, (i) the Servicer will only be required to deposit Collections into the Collection Account up to the amount required to be deposited or, without duplication, paid in respect of Notes on or prior to the related Payment Date pursuant to the terms of the applicable Indenture Supplement and (ii) the Servicer need not deposit into the Collection Account any amount allocated or to be allocated to the holders of the Transferor Interest pursuant to any Related Agreement and shall pay such amounts to the holders of the Transferor Interest on a daily or monthly basis, as directed by the holders of the Transferor Interest. Subject to the immediately preceding sentence, the Servicer may retain its Servicing Fee and shall not be required to deposit such Servicing Fee into the Collection Account. Collections shall not be required to be invested in Eligible Investments until such time as they are deposited into the Collection Account.

                  Section 3.2. Allocations of Finance Charge Collections and the Default Amount.

                  (a) With respect to each Monthly Period, the Indenture Trustee, at the direction of the Servicer, shall allocate to each Series of Notes an amount equal to the product of (i) the Floating Allocation Percentage for Finance Charge Collections for such Monthly Period for such Series and (ii) the Finance Charge Collections for such Monthly Period.

                  (b) With respect to each Monthly Period, the Indenture Trustee, at the direction of the Servicer, shall allocate to each Series of Notes an amount equal to the product of (i) the Floating Allocation Percentage for the Default Amount for such Monthly Period for such Series and (ii) the Default Amount for such Monthly Period.

                  Section 3.3. Allocations of Principal Collections. With respect to each Monthly Period, the Indenture Trustee, at the direction of the Servicer, shall allocate to each Series of Notes an amount equal to the product of (i) the Principal Allocation Percentage for Principal Collections for such Monthly Period for such Series and (ii) the Principal Collections for such Monthly Period. In addition, with respect to each Monthly Period, if there is a Remaining Series Available Principal Collections Shortfall for any Series of Notes, the Indenture Trustee shall allocate to each such Series of Notes a portion of Collateral Certificate Principal Shortfall Payments for such Monthly Period in an amount equal to the Remaining Series Available Principal Collections Shortfall for such Series in accordance with the applicable Indenture Supplement; provided, however, that if the aggregate amount of Collateral Certificate Principal Shortfall Payments is less than the aggregate Remaining Series Available Principal Collections Shortfall for all Series, then Collateral Certificate Principal Shortfall Payments allocable to each Series shall equal the product of (i) the Collateral Certificate Principal Shortfall Payments for such Monthly Period and (ii) a fraction, the numerator of which is the Remaining Series Available Principal Collections Shortfall for such Series and the denominator of which is the aggregate Remaining Series Available Principal Collections Shortfall for all Series of Notes for such Monthly Period.

                  Section 3.4. Allocations of the Servicing Fee.

                  (a) As compensation for its servicing activities hereunder and as reimbursement for any expense incurred by it in connection therewith, the Servicer shall be entitled to receive a servicing fee (the "Servicing Fee") with respect to each Monthly Period prior to the termination of the Trust pursuant to
Article VIII of the Trust Agreement, payable monthly on the related Payment Date. For each Monthly Period, the Servicing Fee shall equal the sum of (i) the Receivables Servicing Fee and (ii) the servicing fee amount for each Collateral Certificate, as specified in the applicable Series Supplement for such Collateral Certificate. The Issuer agrees to pay the portion of the servicing fee owed to each Master Trust Servicer as servicer of the receivables underlying such Collateral Certificate; provided, however, in no event shall the Owner Trustee (as such or in its individual capacity), the Indenture Trustee, the Administrator or any Noteholders be liable for the share of such servicing fee.

                  (b) With respect to each Monthly Period, the Indenture Trustee, at the direction of the Servicer, shall allocate to each Series of Notes an amount equal to the product of (i) the Servicing Fee for such Monthly Period and (ii) the Floating Allocation Percentage for the Servicing Fee for such Monthly Period for such Series of Notes.

                  Section 3.5. Allocations of Amounts to the Overconcentration Account and Allocations of Amounts on Deposit in the Overconcentration Account.

                  (a) If, for any Monthly Period, the Commercial Obligor Overconcentration Amount is greater than zero (after giving effect to any additions to or removals from the Trust on or prior to the related First Note Transfer Date), on the related First Note Transfer Date, the Indenture Trustee shall, pursuant to subsection 3.9(d), allocate or deposit to the Overconcentration Account an amount equal to the excess, if any, of the Required Overconcentration Account Amount with respect to such Monthly Period over the Available Overconcentration Account Amount with respect to such Monthly Period (before giving effect to any deposit to, or withdrawal from, the Overconcentration Account made or to be made with respect to such date).

                  (b) If no Series of Notes is in an Accumulation Period or an Amortization Period, amounts on deposit in the Overconcentration Account shall be released to the holders of the Transferor Interest to the extent that, after such release, the Available Overconcentration Account Amount with respect to the related Monthly Period is equal to or greater than the Required Overconcentration Account Amount for such Monthly Period.

                  (c) If an Accumulation Period or an Amortization Period has commenced and is continuing with respect to any Series of Notes, amounts on deposit in the Overconcentration Account shall be withdrawn from the Overconcentration Account, deposited into the Collection Account and treated as Available Principal Collections and, to the extent required, allocated to each Series of Notes in an amount equal to the product of (A) a fraction, the numerator of which is the Nominal Liquidation Amount for such Series as of the last day of the related Monthly Period and the denominator of which is the aggregate Nominal Liquidation Amounts for all Outstanding Series, in each case as of the last day of the related Monthly Period and (B) the Available Overconcentration Account Amount. Any remaining amounts on deposit in the Overconcentration Account in excess of the amount required to be treated as Available Principal Collections for a Monthly Period shall be released to the holders of the Transferor Interest in accordance with the related Indenture Supplement to the extent that, after such release, the Available Overconcentration Account Amount with respect to the related Monthly Period is equal to or greater than the Required Overconcentration Account Amount for such Monthly Period.

                  Section 3.6. Allocations of Amounts to the Excess Funding Account and Allocations of Amounts on Deposit in the Excess Funding Account.

                  (a) If, at the end of any Monthly Period, (i) the Transferor Amount is, or as a result of a payment on the related First Note Transfer Date would become, less than the Required Transferor Amount or (ii) the Pool Balance is, or as a result of a payment on the related First Note Transfer Date would become, less than the Required Pool Balance, the Indenture Trustee shall, pursuant to subsection 3.9(d), allocate or deposit to the Excess Funding Account (after giving effect to any deposit to, or withdrawal from, the Overconcentration Account made or to be made with respect to such date) an amount equal to the greater of (i) the amount by which the Transferor Amount would be less than the Required Transferor Amount and (ii) the amount by which the Pool Balance would be less than the Required Pool Balance, each determined with respect to the related Monthly Period.

                  (b) If no Series of Notes is in an Accumulation Period or an Amortization Period, amounts on deposit in the Excess Funding Account shall be released to the holders of the Transferor Interest in accordance with the related Indenture Supplement to the extent that, after such release, (i) the Transferor Amount is equal to or greater than the Required Transferor Amount and
(ii) the Pool Balance is equal to or greater than the Required Pool Balance.

                  (c) If an Accumulation Period or an Amortization Period has commenced and is continuing with respect to any Series of Notes, amounts on deposit in the Excess Funding Account shall be withdrawn from the Excess Funding Account, deposited into the Collection Account and treated as Principal Collections and, to the extent required, allocated to each Series of Notes in accordance with the applicable Indenture Supplement. Any remaining amounts on deposit in the Excess Funding Account in excess of the amount required to be treated as Principal Collections for a Monthly Period shall be released to the holders of the Transferor Interest in accordance with the related Indenture Supplement to the extent that, after such release, (i) the Transferor Amount is equal to or greater than the Required Transferor Amount and (ii) the Pool Balance is equal to or greater than the Required Pool Balance.

                  Section 3.7. Final Payment. Each Series, Class or Tranche of Notes, as applicable, will be considered to be paid in full in the manner set forth in the applicable Indenture Supplement. The Holders of such Series, Class or Tranche of Notes, as applicable, will have no further right or claim, and the Issuer will have no further obligation or liability with respect to such Series, Class or Tranche of Notes, as applicable, on the earliest to occur of:

                  (a) the date of the payment in full of the Stated Principal Amount of and all accrued, past due and additional interest on that Series, Class or Tranche of Notes, as applicable;

                  (b) the date on which the Trust Assets are sold in accordance with Section 7.08 of the Indenture and the applicable Indenture Supplement; and

                  (c) the seventh day following the Legal Maturity Date,

in each case after giving effect to all deposits, allocations, reimbursements, reallocations, sales of Collateral and payments to be made on such date.

                  Section 3.8. Payments within a Series, Class or Tranche. All payments of principal, interest or other amounts to the Noteholders will be made in accordance with the Indenture Supplement for the applicable Series, Class or Tranche of Notes.

                  Section 3.9. Allocations of Finance Charge Collections, Default Amounts, Servicing Fees and Principal Collections Allocable to the Transferor Interest.

                  (a) Unless otherwise stated in any Indenture Supplement, the Servicer shall allocate to the holders of the Transferor Interest an amount equal to the product of (i) the Transferor Percentage for Finance Charge Collections with respect to such Monthly Period and (ii) the Finance Charge Collections for such Monthly Period. If so specified in any Indenture Supplement, such amounts may be applied to cover certain shortfalls in the amount of investment earnings (net of losses and investment expenses) on investments of funds in certain Supplemental Issuer Accounts.

                  (b) The Servicer shall allocate to the holders of the Transferor Interest an amount equal to the product of (i) the Transferor Percentage for the Default Amount with respect to such Monthly Period and (ii) the Default Amount with respect to such Monthly Period.

                  (c) The Servicer shall allocate to the holders of the Transferor Interest an amount equal to the product of (i) the Transferor Percentage for the Servicing Fee with respect to such Monthly Period and (ii) the Servicing Fee with respect to such Monthly Period.

                  (d) Unless otherwise stated in any Indenture Supplement, the Servicer shall allocate to the holders of the Transferor Interest an amount equal to the product of (i) the Transferor Percentage for Principal Collections with respect to such Monthly Period and (ii) the Principal Collections with respect to such Monthly Period; provided, however, that amounts payable to the holders of the Transferor Interest pursuant to this subsection 3.9(d) shall instead be deposited first, into the Overconcentration Account to the extent that the Available Overconcentration Account Amount with respect to such Monthly Period is, or as a result of such payment would become, less than the Required Overconcentration Account Amount with respect to such Monthly Period and second, into the Excess Funding Account to the extent that (i) the Transferor Amount is, or as a result of such payment would become, less than the Required Transferor Amount or (ii) the Pool Balance is, or as a result of such payment would become, less than the Required Pool Balance.

                  Section 3.10. Adjustments for Miscellaneous Credits and Fraudulent Charges.

                  (a) If the Servicer adjusts downward the amount of any Receivable because of a rebate, refund, unauthorized charge or billing error to an Obligor, because such Receivable was created in respect of merchandise which was refused or returned by an Obligor, or because the Servicer or applicable Account Owner processes as a credit adjustment any uncollectible Small Balances, or if the Servicer otherwise adjusts downward the amount of any Receivable without receiving Collections therefor or without charging off such amount as uncollectible, then, in any such case, the amount of Principal Receivables used to calculate the Transferor Amount, the Transferor Interest and (unless otherwise specified) any other amount required in any Related Agreement to be calculated by reference to the amount of Principal Receivables, will be reduced by the product of one minus the Discount Option Percentage and the amount of the adjustment. Similarly, the amount of Principal Receivables used to calculate the Transferor Amount, the Transferor Interest and (unless otherwise specified) any other amount required in any Related Agreement to be calculated by reference to the amount of Principal Receivables, will be reduced by the product of one minus the Discount Option Percentage and the amount of any Receivable which was discovered as having been created through a fraudulent or counterfeit charge or with respect to which the covenant contained in subsection 2.9(b) was breached. Any adjustment required pursuant to either of the two preceding sentences shall be made on or prior to the end of the Monthly Period in which such adjustment obligation arises.

                  In the event that, following the exclusion of such Principal Receivables from (x) the calculation of the Transferor Amount, such Transferor Amount would be an amount less than the Required Transferor Amount or (y) the calculation of the Pool Balance, such Pool Balance would be an amount less than the Required Pool Balance, the applicable Transferor shall make a deposit, not later than 1:00 p.m., New York City time, on the Payment Date following the Monthly Period in which such adjustment obligation arises, into the Excess Funding Account in immediately available funds in an amount equal to the greater of the amount by which (i) the Transferor Amount would be less than the Required Transferor Amount or (ii) the Pool Balance would be less than the Required Pool Balance, due to adjustments with respect to Receivables conveyed by such Transferor (up to the amount of such Principal Receivables).

                  (b) If (i) the Servicer makes a deposit into the Collection Account in respect of a Collection of a Receivable and such Collection was received by the Servicer in the form of a check which is not honored for any reason or (ii) the Servicer makes a mistake with respect to the amount of any Collection and deposits an amount that is less than or more than the actual amount of such Collection, the Servicer shall appropriately adjust the amount subsequently deposited into the Collection Account to reflect such dishonored check or mistake. Any Receivable in respect of which a dishonored check is received shall be deemed not to have been paid. Notwithstanding the first two sentences of this paragraph, adjustments made pursuant to this Section 3.10 shall not require any change in any report previously delivered.

                  Section 3.11. Issuer Rate Fees. The Transferor shall have the option to transfer to the Trust at any time all or a portion of any interchange, merchant discount, issuer rate fees or other fees or charges derived from transactions related to the Accounts. All of such interchange, merchant discount, issuer rate fees or other fees or charges shall be deemed to be, and shall be treated as, Finance Charge Collections under this Agreement and the Indenture.

                  Section 3.12. Designation of Remaining Principal Shortfalls. On each First Note Transfer Date, the Servicer shall determine with respect to the prior Monthly Period whether there is a Remaining Series Available Principal Collections Shortfall for any Series of Notes after application of Shared Excess Available Principal Collections for the benefit of such Series of Notes for such Monthly Period. The Servicer shall determine the aggregate amount of such Remaining Series Available Principal Collections Shortfalls for all Series of Notes for such Monthly Period and shall propose, with respect to each Collateral Certificate, a principal shortfall amount (the "Proposed Principal Shortfall Amount") for such Monthly Period. The sum of all such Proposed Principal Shortfall Amounts shall equal the aggregate amount of such Remaining Series Available Principal Collections Shortfalls for such Monthly Period. In determining the Proposed Principal Shortfall Amount for each Collateral Certificate, the Servicer agrees to determine such amount in a manner that shall maximize the amount of payments received from Collateral Certificates in respect of Proposed Principal Shortfalls Amounts.

                              [END OF ARTICLE III]

                                   ARTICLE IV

                            SERVICING OF RECEIVABLES

                  Section 4.1. Acceptance of Appointment and Other Matters Relating to the Servicer.

                  (a) TRS has agreed to act, and has acted, as the Servicer under the Original Transfer Agreement and this Agreement, and TRS hereby agrees to act as the Servicer under this Agreement. The Noteholders, by their acceptance of the Notes, shall be deemed to consent to TRS acting as Servicer.

                  (b) The Servicer shall service and administer the Receivables, shall collect and deposit into the Collection Account, the Overconcentration Account, the Excess Funding Account or any Supplemental Issuer Account or Sub-Account payments due under the Receivables and shall charge off as uncollectible Receivables, all in accordance with its customary and usual servicing procedures for servicing charge receivables comparable to the Receivables and in accordance with the Account Guidelines. The Servicer shall service and administer the Collateral Certificates and shall collect payments due under the Collateral Certificates in accordance with the terms and provisions of each such Collateral Certificate. The Servicer shall have full power and authority, acting alone or through any party properly designated by it hereunder, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing and subject to Section 9.1, the Servicer or its designee is hereby authorized and empowered, unless such power is revoked by the Indenture Trustee on account of the occurrence of a Servicer Default pursuant to
Section 9.1, (i) to instruct the Indenture Trustee to make allocations, withdrawals and payments to or from the Collection Account, the Overconcentration Account, the Excess Funding Account and any Supplemental Issuer Account or Sub-Account as set forth in this Agreement, the Indenture or any Indenture Supplement, (ii) to take any action required or permitted under any Supplemental Credit Enhancement Agreement or Derivative Agreement, as set forth in this Agreement, the Indenture or any Indenture Supplement, (iii) to instruct the Indenture Trustee or the Owner Trustee in writing, as set forth in this Agreement, (iv) to execute and deliver, on behalf of the Trust, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Receivables or the Collateral Certificates and, after the delinquency of any Receivable and to the extent permitted under and in compliance with applicable Requirements of Law, to commence collection or enforcement proceedings with respect to such Receivables, (v) to execute and deliver, on behalf of the Trust, any and all instruments deemed necessary or appropriate by it to take any action or fulfill any obligation with respect to the Collateral Certificates and (vi) at the expense of the Transferor, to make any filings, reports, notices, applications and registrations with, and to seek any consents or authorizations from, the Commission and any state securities authority on behalf of the Trust as may be necessary or advisable to comply with any federal or state securities or reporting requirements or other laws or regulations. Each of the Indenture Trustee and the Owner Trustee agree that it shall promptly follow the instructions of the Servicer to withdraw funds from the applicable Issuer Account and to take any action required under any Supplemental Credit Enhancement Agreement or Derivative Agreement at such time as required under this Agreement, the Indenture or any Indenture Supplement. Each of the Indenture Trustee and the Owner Trustee shall execute and furnish the Servicer with such documents as may be necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

                  (c) The Servicer shall not, and no Successor Servicer shall, be obligated to use separate servicing procedures, offices, employees or accounts for servicing the Receivables from the procedures, offices, employees and accounts used by the Servicer or such Successor Servicer, as the case may be, in connection with servicing other comparable receivables.

                  (d) The Servicer shall comply with and perform its servicing obligations with respect to the Accounts and the Receivables in accordance with the Account Agreements relating to the Accounts and the Account Guidelines and all applicable rules and regulations affecting the Accounts and the Receivables, except insofar as any failure to so comply or perform would not materially and adversely affect the Trust or the Noteholders.

                  (e) The Servicer shall pay out of its own funds, without reimbursement, all expenses incurred in connection with the servicing activities hereunder, including all expenses related to enforcement of the Receivables and the Collateral Certificates, fees and disbursements of the Indenture Trustee and the Owner Trustee (including the reasonable fees and expenses of their respective outside counsel) and independent accountants for the Servicer.

                  Section 4.2. Representations, Warranties and Covenants of the Servicer. TRS, as initial Servicer, hereby makes, and any Successor Servicer by its appointment hereunder shall make, with respect to itself, on the Execution Date and on each Issuance Date on which it is the Servicer (and on the date of any such appointment), the following representations, warranties and covenants on which the Transferor, the Trust, the Owner Trustee and the Indenture Trustee shall be deemed to have relied in accepting each Receivable and each Collateral Certificate in trust under this Agreement or the Indenture, as applicable, and in entering into this Agreement and the Indenture:

                  (a) Organization and Good Standing. The Servicer is a corporation duly incorporated and validly existing under the applicable law of the jurisdiction of its organization or incorporation and has, in all material respects, full power and authority to own its properties and conduct its servicing business as presently owned or conducted, and to execute, deliver and perform its obligations under this Agreement.

                  (b) Due Qualification. The Servicer is duly qualified to do business and is in good standing as a foreign corporation or other foreign entity (or is exempt from such requirements) and has obtained all necessary licenses and approvals in each jurisdiction in which the servicing of Receivables as required by this Agreement requires such qualification, except where the failure to so qualify or obtain licenses or approvals would not have a material adverse effect on its ability to perform its obligations as Servicer under this Agreement.

                  (c) Due Authorization. The execution, delivery, and performance by the Servicer of this Agreement and the other agreements and instruments executed or to be executed by the Servicer as contemplated hereby or thereby, have been duly authorized by the Servicer by all necessary action on the part of the Servicer.

                  (d) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Servicer, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally from time to time in effect or by general principles of equity.

                  (e) No Conflict. The execution and delivery by the Servicer of this Agreement, the performance by the Servicer of the transactions contemplated by this Agreement and the fulfillment by the Servicer of the terms hereof applicable to the Servicer, will not conflict with, violate or result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Servicer is a party or by which it or its properties are bound.

                  (f) No Violation. The execution and delivery of this Agreement by the Servicer, the performance by the Servicer of the transactions contemplated by this Agreement and the fulfillment by the Servicer of the terms hereof applicable to the Servicer, will not conflict with or violate any Requirements of Law applicable to the Servicer.

                  (g) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of the Servicer, threatened against the Servicer before any Governmental Authority seeking to prevent the consummation of any of the transactions contemplated by this Agreement or seeking any determination or ruling that, in the reasonable judgment of the Servicer, would materially and adversely affect the performance by the Servicer of its obligations under this Agreement.

                  (h) Compliance With Requirements of Law. The Servicer shall duly satisfy all obligations on its part to be fulfilled under or in connection with each Receivable and the related Account, if any, will maintain in effect all qualifications required under Requirements of Law in order to service properly each Receivable and the related Account, if any, and will comply in all material respects with all other Requirements of Law in connection with servicing each Receivable and the related Account, if any, the failure to comply with which would have an Adverse Effect.

                  (i) No Rescission or Cancellation. The Servicer shall not authorize any rescission or cancellation of any Receivable or any Collateral Certificate, except in accordance with the Account Guidelines or as ordered by a court of competent jurisdiction or other Governmental Authority.

                  (j) Protection of Rights. The Servicer shall take no action which, nor omit to take any action the omission of which, would impair the rights of the Trust, the Indenture Trustee or the Noteholders in any Receivable or in any Collateral Certificate, nor shall it reschedule, revise or defer payments due on any Receivable except in accordance with the Account Guidelines, nor shall it sell any Trust Assets except as provided in any Related Agreement.

                  (k) Receivables Not To Be Evidenced by Instruments. Except in connection with its enforcement or collection of an Account, the Servicer will take no action to cause any Receivable to be evidenced by any instrument (as defined in the UCC) and, if any Receivable is so evidenced as a result of the Servicer's action, it shall be assigned to the Servicer as provided in this
Section 4.2.

                  (l) All Consents. All authorizations, consents, orders or approvals of, or registrations or declarations with, any Governmental Authority required to be obtained, effected or given by the Servicer in connection with the execution and delivery by the Servicer of this Agreement and the performance by the Servicer of the transactions contemplated by this Agreement, have been duly obtained, effected or given and are in full force and effect.

                  In the event any of the representations, warranties or covenants of the Servicer contained in subsection 4.2(h), (i), (j) or (k) with respect to any Receivable, the related Account or any Collateral Certificate is breached, and such breach has a material adverse effect on the interest of the Indenture Trustee or the Trust in such Receivable or Collateral Certificate, as applicable, and is not cured within 60 days (or such longer period, not in excess of 150 days, as may be agreed to by the Indenture Trustee and the Transferor) of the earlier to occur of the discovery of such event by the Servicer, or receipt by the Servicer of notice of such event given by the Indenture Trustee or a Transferor, each such Receivable or, at the option of the Transferor, all Receivables in the Account or Accounts or each such Collateral Certificate, as applicable, to which such event relates shall be assigned and transferred to the Servicer on the terms and conditions set forth below; provided, however, that such Receivables or Collateral Certificate will not be assigned to the Servicer if, on any day prior to the end of such 60-day or longer period, (i) the relevant representation and warranty shall be true and correct, or the related covenant shall have been complied with, in all material respects and (ii) the Servicer shall have delivered to the Transferor and the Indenture Trustee a certificate of an Authorized Officer of the Servicer describing the nature of the breach and the manner in which such breach was cured.

                  The Servicer shall effect such assignment by making a deposit into the Collection Account in immediately available funds on the First Note Transfer Date following the Monthly Period in which such assignment obligation arises in an amount equal to the amount of such Receivables or the Invested Amount of such Collateral Certificate, as applicable.

                  Upon each such assignment to the Servicer, the Indenture Trustee and the Trust shall automatically and without further action sell, transfer, assign, set over and otherwise convey to the Servicer, without recourse, representation or warranty, all right, title and interest of the Indenture Trustee and the Trust in and to such Receivables and/or Collateral Certificates, all Recoveries with respect thereto, all monies due or to become due and all amounts received with respect thereto and all proceeds thereof. The Indenture Trustee and the Trust shall execute such documents and instruments of transfer or assignment and take such other actions as shall be reasonably requested by the Servicer to effect the conveyance of any such property pursuant to this Section 4.2 but only upon receipt of an Officer's Certificate of the Servicer that states that all conditions set forth in this Section 4.2 have been satisfied. The obligation of the Servicer to accept assignment of such property, and to make the deposits, if any, required to be made to the Collection Account as provided in the preceding paragraph, shall constitute the sole remedy respecting the event giving rise to such obligation available to Noteholders (or the Indenture Trustee on behalf of Noteholders) or the Trust, except as provided in Section 7.4.

                  Section 4.3. Reports and Records for the Owner Trustee and the Indenture Trustee.

                  (a) Daily Records. For as long as deposits of Collections are required to be made daily by the Servicer pursuant to Section 3.1, on each Business Day, the Servicer shall make or cause to be made available at the office of the Servicer for inspection by the Owner Trustee, the Indenture Trustee and any Transferor upon request a record setting forth (i) the Collections in respect of Principal Receivables and Finance Charge Receivables processed by the Servicer as of the close of business on the second preceding Business Day in each Account, (ii) the aggregate amount of Receivables as of the close of business on the second preceding Business Day in each Account and (iii) if the Trust Assets include one or more Collateral Certificates, the Invested Amount of each Collateral Certificate as of the close of business on the second preceding Business Day. The Servicer shall, at all times, maintain its computer files with respect to the Accounts in such a manner so that the Accounts may be specifically identified and shall make available to the Indenture Trustee, the Owner Trustee and any Transferor at the office of the Servicer on any Business Day any computer programs necessary to make such identification; provided, however, that the Indenture Trustee, the Owner Trustee and the Transferor shall enter into such confidentiality agreements (including terms and provisions for information security and data protection) as the Servicer may deem necessary to protect its interests.

                  (b) Monthly Servicer's Certificate. Not later than the second Business Day preceding each Payment Date, the Servicer shall, with respect to each outstanding Series, deliver to the Owner Trustee, the Indenture Trustee, the Transferor and each Note Rating Agency a certificate of an Authorized Officer substantially in the form specified in the related Indenture Supplement.

                  Section 4.4. Annual Certificate of Servicer. The Servicer shall deliver to the Indenture Trustee, the Owner Trustee, the Transferors and each Note Rating Agency on or before the 90th day following the end of each fiscal year, beginning with the fiscal year ending December 31, 2006, the statement of compliance required under Item 1123 of Regulation AB with respect to such fiscal year, which statement will be in the form of an Officer's Certificate of the Servicer (with appropriate insertions) to the effect that (a) a review of the activities of the Servicer during such fiscal year and of its performance under this Agreement was made under the supervision of the officer signing such certificate and (b) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement in all material respects throughout such fiscal year or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof; provided, however, that on or before March 31, 2006, the Servicer shall cause to be delivered the Officer's Certificate of the Servicer (with appropriate insertions) as was required to be delivered pursuant to, and in accordance with, Section 4.4 of the Original Transfer Agreement.

                  Section 4.5. Annual Servicing Report of Independent Public Accountants; Copies of Reports Available.

                  (a) On or before the 90th day following the end of each fiscal year, beginning with the fiscal year ending December 31, 2006, the Servicer shall cause a firm of nationally recognized independent public accountants (who may also render other services to the Servicer or the Transferor) to furnish to the Indenture Trustee, the Owner Trustee, the Servicer, the Transferor and each Note Rating Agency each attestation report on assessments of compliance with the Servicing Criteria with respect to the Servicer or any affiliate thereof during the related fiscal year delivered by such accountants pursuant to Rule 13(a)-18 or Rule 15(d)-18 of the Exchange Act and Item 1122 of Regulation AB; provided, however, that on or before March 31, 2006, the Servicer shall cause to be furnished the reports as were required to be delivered pursuant to, and in accordance with, Section 4.5 of the Original Transfer Agreement.

                  (b) A copy of each certificate and report provided pursuant to subsection 4.3(b), or Section 4.4 or 4.5 may be obtained by any Noteholder or Note Owner by a request in writing to the Indenture Trustee addressed to the Corporate Trust Office.

                  Section 4.6. Tax Treatment. Unless otherwise specified in the Indenture or an Indenture Supplement with respect to a particular Series, Class or Tranche of Notes, each Transferor has entered into this Agreement, and the Notes will be issued, with the intention that, for federal, state and local income and franchise tax purposes, (i) each Series, Class or Tranche of Notes which are characterized as indebtedness at the time of their issuance will qualify as indebtedness secured by the Trust Assets and (ii) the Trust shall not be treated as an association or publicly traded partnership taxable as a corporation. Each Transferor, by entering into this Agreement, and each Noteholder, by the acceptance of any such Note (and each Note Owner, by its acceptance of an interest in the applicable Note), agree to treat such Note for federal, state and local income and franchise tax purposes as indebtedness of the Transferor. Each Noteholder agrees that it will cause any Note Owner acquiring an interest in a Note through it to comply with this Agreement as to treatment as indebtedness under applicable tax law, as described in this Section
4.6. The parties hereto agree that they shall not cause or permit the making, as applicable, of any election under Treasury Regulation Section 301.7701-3 whereby the Trust or any portion thereof would be treated as a corporation for federal income tax purposes. Subject to Section 8.15 of the Indenture, the parties hereto shall treat the Trust as a security arrangement for federal income tax purposes and shall not file any federal income tax returns or obtain any federal employer identification number for the Trust. The provisions of this Agreement shall be construed in furtherance of the foregoing intended tax treatment.

                  Section 4.7. Notices to American Express Entities. In the event that TRS is no longer acting as Servicer, any Successor Servicer shall deliver or make available to Centurion, FSB and TRS each certificate and report required to be provided thereafter pursuant to subsection 4.3(b), Section 4.4 and subsections 4.5(a) and (b), as well as information reasonably requested by Centurion, FSB or TRS.

                  Section 4.8. Recoveries. If at any time the Servicer cannot identify the Recoveries that relate to specific Defaulted Receivables, then the Servicer shall reasonably estimate, on or prior to each First Note Transfer Date, the amount of Recoveries to be attributed to such Defaulted Receivables.

                  Section 4.9. Reports to the Commission. The Servicer shall, on behalf of the Trust and at the expense of the Transferor, cause to be filed with the Commission any periodic reports required to be filed under the provisions of the Exchange Act and the rules and regulations of the Commission thereunder. The applicable Transferor shall, at its own expense, cooperate in any reasonable request of the Servicer in connection with such filings.

                               [END OF ARTICLE IV]

                                   ARTICLE V

            ADMINISTRATION OF THE TRUST; DUTIES OF THE ADMINISTRATOR

                  Section 5.1. Appointment of Administrator; Duties of Administrator.

                  (a) The Issuer hereby appoints TRS to act as initial administrator (the "Administrator"), subject to Section 5.8.

                  (b) Duties of Administrator with Respect to the Related Agreements. The Administrator shall consult with the Owner Trustee regarding the duties of the Issuer and the Owner Trustee under the Related Agreements. The Administrator shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the Issuer's or the Owner Trustee's duties under the Related Agreements. The Administrator shall prepare for execution by the Issuer or the Owner Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to any Related Agreement. In furtherance of the foregoing, the Administrator shall take all appropriate action that it is the duty of the Issuer or the Owner Trustee to take pursuant to the Indenture and any Indenture Supplement including such of the foregoing as are required with respect to the following matters under the Indenture and any Indenture Supplement (parenthetical references are to Articles or Sections of the Indenture):

                      (i) the duty to cause the Note Register to be kept, and notifying the Indenture Trustee of any appointment of a new Note Registrar and the location, or change in location, of the Note Registrar (subsection 4.05(a));

                      (ii) preparing or obtaining the documents, legal opinions and instruments required for execution, authentication and delivery of the Notes, and delivery of the same to the Indenture Trustee for authentication (Sections 4.03, 4.04 and 4.10), providing for the replacement of mutilated, destroyed, lost or stolen Notes (Section 4.06), providing for the exchange or transfer of Notes (Section 4.05) and, to the extent set forth in the related Indenture Supplement, notifying each Note Rating Agency in writing of the issuance of any Tranche, Class or Series of Notes;

                      (iii) directing the Indenture Trustee with respect to the investment of funds in the Issuer Accounts (Section 5.03);

                      (iv) preparing or obtaining the documents, legal opinions and instruments required to be delivered to the Indenture Trustee with respect to the satisfaction and discharge of the Indenture (subsection 6.01(c)) and preparing the documents necessary for the Indenture Trustee to acknowledge the same (subsection 6.01(a));

                      (v) on the resignation or removal of any Indenture Trustee, appointing a successor Indenture Trustee (subsection 8.10(e)) and giving written notice of such resignation or removal and appointment to each Noteholder (subsection 8.10(f));

                      (vi) preparing or causing to be prepared tax returns for the Issuer (if required) and the reporting information for the Noteholders (Section 8.15);

                      (vii) preparing on behalf of the Issuer written instructions regarding any action proposed to be taken or omitted by the Indenture Trustee upon the Indenture Trustee's application therefor (Section 8.18);

                      (viii) furnishing to the Indenture Trustee a list of the names and addresses of the Registered Noteholders not more than 15 days after each Record Date or at such other times as the Indenture Trustee may request in writing (Section 9.01);

                      (ix) establishing reasonable rules for matters relating to any request, demand, authorization, direction, notice, consent, waiver or other action provided by the Indenture to be given or taken by, or a meeting of, Noteholders not otherwise set forth in Section 9.04 of the Indenture (subsection 9.04(g));

                      (x) preparing for the Issuer such filings for filing with the Commission, and providing the Indenture Trustee with copies thereof once filed, as required by the Exchange Act or otherwise as in accordance with rules and regulations prescribed from time to time by the Commission (Section 9.05);

                      (xi) preparing, completing and delivering to the Indenture Trustee and the trustee for the applicable Master Trust (with a copy to each Note Rating Agency), a Monthly Noteholders' Statement (Section 9.06);

                      (xii) preparing for the Issuer the Payment Instruction after the Issuer receives each Monthly Servicer's Certificate under the applicable Series Supplement, delivering a copy thereof to the Indenture Trustee and the trustee for the applicable Master Trust and compiling such other information for the Issuer (subsection 9.07(a));

                      (xiii) preparing or obtaining any necessary Opinion of Counsel, Issuer Tax Opinion, Officer's Certificate, or other document or instrument as may be required in connection with any supplemental indenture or amendment to the Indenture or any Indenture Supplement (Article X);

                      (xiv) giving notice to each Note Rating Agency and collecting the vote of Noteholders, as necessary, in connection with any supplemental indenture or amendment to the Indenture or any Indenture Supplement (Article X);

                      (xv) appointing Paying Agents (Section 11.02) and causing any such Paying Agents to execute and deliver to the Indenture Trustee an instrument pursuant to which it agrees to act as Paying Agent as set forth in Section 11.03 of the Indenture;

                      (xvi) preparing Officer's Certificates of the Issuer directing the Paying Agent to pay to the Indenture Trustee sums held in trust by the Issuer or such Paying Agent for the purpose of discharging the Indenture (Section 11.03);

                      (xvii) preparing written statements for execution by an Authorized Officer as required by Section 11.04 of the Indenture;

                      (xviii) performing or causing to be performed all things necessary to preserve and keep in full force and effect the legal existence of the Issuer (Section 11.05) and comply with applicable law (Section 11.07);

                      (xix) giving prompt written notice to the Indenture Trustee and each Note Rating Agency of each Event of Default under the Indenture, each breach on the part of the applicable Master Trust Servicer or the applicable Master Trust Transferor of its respective obligations under the applicable Pooling and Servicing Agreement or any default of a Derivative Counterparty (Section 11.08);

                      (xx) providing to Noteholders and prospective Noteholders information required to be provided by the Issuer pursuant to Rule 144A under the Securities Act (Section 11.11);

                      (xxi) performing and observing all of the Issuer's obligations under the Indenture, any Indenture Supplement, the Trust Agreement and any other instrument or agreement relating to the Collateral including, without limitation, preparing and causing the Issuer to file UCC financing statements and continuation statements (Section 11.12);

                      (xxii) preparing or obtaining the instruments, documents, agreements and legal opinions required to be delivered by the Issuer and preparing any notice required to be given to the Note Rating Agencies, in connection with the merger or consolidation of the Issuer with any other Person (subsection 11.13(a)) or the conveyance or transfer of any of the Issuer's property or assets (subsection 11.13(b));

                      (xxiii) giving written notice to the affected Noteholders of any optional repurchase by the Servicer (Section 12.02) and to the Indenture Trustee and each Note Rating Agency with respect to any such optional repurchase or Early Amortization Event (Section 12.03);

                      (xxiv) to the extent set forth herein or in the Indenture, preparing or obtaining the instruments, documents, agreements and legal opinions required to be delivered by the Issuer and/or the Indenture Trustee and preparing any notice required to be given by the Issuer to the Note Rating Agencies, the Indenture Trustee and the Servicer in connection with addition or removal of Collateral, and designating such Collateral to be added or removed, as the case may be;

                      (xxv) to the extent set forth herein or in the Indenture, taking, or assisting the Issuer and/or the Indenture Trustee in taking, all actions necessary and advisable to obtain, maintain and enforce a perfected lien on and security interest in the Collateral in favor of the Indenture Trustee and preparing for execution and delivery or filing by the Issuer all such supplements and amendments to this Agreement and the Indenture and all such financing statements, amendments to such financing statements, instruments of further assurance and other instruments; and

                      (xxvi) to the extent set forth herein or in the Indenture, obtaining legal opinions with respect to the security interest in the Collateral.

                  (c) Additional Duties.

                      (i) In addition to the duties of the Administrator set forth above, the Administrator shall perform all duties and obligations of the Issuer under the Related Agreements and shall perform such calculations and shall prepare for execution by the Issuer and shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to the Related Agreements, and at the request of the Issuer shall take all appropriate action that it is the duty of the Issuer or the Owner Trustee to take pursuant to the Related Agreements. Subject to Section 5.5 of this Agreement, and in accordance with the directions of the Issuer, the Administrator shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Related Agreements) as are not covered by any of the foregoing provisions and as are expressly requested by the Owner Trustee and are reasonably within the capability of the Administrator.

                      (ii) The Administrator shall perform the duties expressly required to be performed by the Administrator under the Trust Agreement.

                      (iii) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Administrator's opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

                      (iv) It is the intention of the parties hereto that the Administrator shall, and the Administrator hereby agrees to, execute on behalf of the Issuer all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Related Agreements. In furtherance thereof, the Owner Trustee shall, on behalf of the Issuer, execute and deliver to the Administrator and its agents, and to each successor Administrator appointed pursuant to the terms hereof, one or more powers of attorney substantially in the form of Exhibit C, appointing the Administrator the attorney-in-fact of the Issuer for the purpose of executing on behalf of the Issuer all such documents, reports, filings, instruments, certificates and opinions.

                  (d) Non-Ministerial Matters.

                      (i) With respect to matters that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action unless within a reasonable time before the taking of such action, the Administrator shall have notified the Owner Trustee of the proposed action and the Owner Trustee shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, "non-ministerial matters" shall include:

                      1. the amendment of or any supplement to the Indenture;

                      2. the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer;

                      3. the amendment, change or modification of the Related Agreements;

                      4. the appointment of successor Note Registrars, successor Paying Agents and successor trustees pursuant to the Indenture or the appointment of successor Administrators, or the consent to the assignment by the Note Registrar, Paying Agent or trustee of its obligations under the Indenture; and

                      5. the removal of the Indenture Trustee.

                      (ii) Notwithstanding anything to the contrary in this Agreement, the Administrator shall not be obligated to, and shall not,
         (x) make any payments to the Noteholders or any Transferor under the Related Agreements or (y) take any other action that the Issuer directs the Administrator not to take on its behalf.

                  Section 5.2. Records. The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuer, the Owner Trustee, the Indenture Trustee and any Transferor at any time during normal business hours.

                  Section 5.3. Compensation. As compensation for the performance of the Administrator's obligations under this Agreement, the Administrator shall be entitled to an amount not to exceed $5,000 per month, in addition to reimbursement for its liabilities and extra out-of-pocket expenses related to its performance hereunder or under any Related Agreement. Such amounts shall be paid by the Transferor in accordance with Section 12.3.

                  Section 5.4. Additional Information To Be Furnished to Issuer. The Administrator shall furnish to the Issuer or the Indenture Trustee from time to time such additional information regarding the Related Agreements and the Trust as each of them shall reasonably request.

                  Section 5.5. Independence of Administrator. For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the Administrator shall have no authority to act for or represent the Issuer or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Owner Trustee.

                  Section 5.6. No Joint Venture. Nothing contained in this Agreement shall (i) constitute the Administrator and either of the Issuer or the Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) be construed to impose any liability as such on any of them or (iii) be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

                  Section 5.7. Other Activities of Administrator. Nothing herein shall prevent the Administrator or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other person or entity even though such person or entity may engage in business activities similar to those of the Issuer, the Owner Trustee or the Indenture Trustee.

                  Section 5.8. Termination, Resignation and Removal of Administrator.

                  (a) Subject to subsection 5.8(d), the Administrator may resign its duties hereunder by providing the Issuer with at least 60 days prior written notice.

                  (b) Subject to subsection 5.8(d), and provided that TRS or an Affiliate is not the Administrator, the Issuer or the Transferor may, with written notice to each Note Rating Agency, remove the Administrator without cause by providing the Administrator with at least 60 days prior written notice.

                  (c) Subject to subsection 5.8(d), at the sole option of the Issuer or the Transferor and with written notice to each Note Rating Agency, the Administrator may be removed immediately upon written notice of termination from the Issuer to the Administrator if any of the following events shall occur:

                      (i) the Administrator shall default in the performance of any of its duties under this Agreement and, after notice of such default, shall not cure such default within 60 days (or, if such default cannot be cured in such time, shall not give within 60 days such assurance of cure as shall be reasonably satisfactory to the Transferor and the Issuer);

                      (ii) a court having jurisdiction in the premises shall enter a decree or order for relief, and such decree or order shall not have been vacated within 60 days, in respect of the Administrator in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Administrator or any substantial part of its property or order the winding-up or liquidation of its affairs; or

                      (iii) the Administrator shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for the Administrator or any substantial part of its property, shall consent to the taking of possession by any such official of any substantial part of its property, shall make any general assignment for the benefit of its creditors or shall fail generally to pay its debts as they become due.

         The Administrator agrees that if any of the events specified in clause
(ii) or (iii) of this subsection 5.8(c) shall occur, it shall give written notice thereof to the Issuer, the Owner Trustee and the Indenture Trustee within seven days after the happening of such event.

                      (d) No termination, resignation or removal of the Administrator pursuant to this Section 5.8 shall be effective until (i) a successor Administrator shall have been appointed by the Issuer and (ii) such successor Administrator shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Administrator is bound hereunder.

                  Section 5.9. Action Upon Termination, Resignation or Removal. Promptly upon the effective date of termination of the Administrator pursuant to subsection 5.8(c) or the resignation or removal of the Administrator pursuant to subsection 5.8(a) or (b), respectively, the Administrator shall be entitled to be paid all fees and reimbursable expenses accruing to it to the date of such resignation or removal. The Administrator shall forthwith upon such termination pursuant to subsection 5.8(c) deliver to the Issuer all property and documents of or relating to the Collateral then in the custody of the Administrator. In the event of the resignation or removal of the Administrator pursuant to subsection 5.8(a) or (b), respectively, the Administrator shall cooperate with the Issuer and take all reasonable steps requested to assist the Issuer in making an orderly transfer of the duties of the Administrator.

                               [END OF ARTICLE V]

                                   ARTICLE VI

                    OTHER MATTERS RELATING TO EACH TRANSFEROR

                  Section 6.1. Liability of Each Transferor. Each Transferor shall be severally, and not jointly, liable for all obligations, covenants, representations and warranties of such Transferor arising under or related to this Agreement. Each Transferor shall be liable only to the extent of the obligations specifically undertaken by it in its capacity as a Transferor.

                  Section 6.2. Merger or Consolidation of, or Assumption of the Obligations of, a Transferor.

                  (a) No Transferor shall dissolve, liquidate, consolidate with or merge into any other Person or convey, transfer or sell its properties and assets substantially as an entirety to any Person (in each case, a "Surviving Entity") unless:

                      (i) (x) the Surviving Entity is organized and existing under the laws of the United States of America or any state or the District of Columbia, and either is a savings association, national banking association, bank or other entity which is not eligible to be a debtor in a case under the United States Bankruptcy Code or is a special purpose entity whose powers and activities are limited, and shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Trust and the Indenture Trustee, in form reasonably satisfactory to the Trust and the Indenture Trustee, the performance of every covenant and obligation of such Transferor hereunder and shall benefit from all the rights granted to such Transferor, as applicable hereunder; and (y) such Transferor has delivered to the Owner Trustee and the Indenture Trustee an Officer's Certificate of such Transferor and an Opinion of Counsel to the effect that such consolidation, merger, conveyance, transfer or sale and such supplemental agreement comply with this Section 6.2 and that such supplemental agreement is a valid and binding obligation of the Surviving Entity, enforceable against such Surviving Entity in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar laws affecting creditors' rights generally from time to time in effect and except as such enforceability may be limited by general principles of equity;

                      (ii) all UCC filings, if any, required to perfect the interest of the Trust in any Receivables and Collateral Certificates to be conveyed by the Surviving Entity shall have been made and copies thereof shall have been delivered to the Owner Trustee and the Indenture Trustee;

                      (iii) the Owner Trustee and the Indenture Trustee shall have received one or more Opinions of Counsel to the effect that (a) under the UCC, the transfer of Receivables and/or Collateral Certificates by the Surviving Entity shall constitute either a sale of, or the granting of a security interest in, such Receivables or Collateral Certificates, as the case may be, by the Surviving Entity to the Trust, (b) the condition specified in paragraph (ii) above shall have been satisfied, and (c) if the Surviving Entity shall be subject to the FDIA, the interest of the Trust in such Receivables or Collateral Certificates, as the case may be, should not be subject to avoidance by the FDIC if the FDIC were to become the receiver or conservator of the Surviving Entity;

                      (iv) the Owner Trustee and the Indenture Trustee shall have received an Issuer Tax Opinion and any applicable Master Trust Tax Opinion; and

                      (v) the Note Rating Agency Condition shall have been satisfied with respect to such consolidation, merger, conveyance, transfer or sale.

                  (b) The obligations of each Transferor hereunder shall not be assignable nor shall any Person succeed to the obligations of any Transferor hereunder except in each case in accordance with the provisions of the foregoing paragraph or Section 6.5.

                  Section 6.3. Limitations on Liability of Each Transferor. Subject to Section 6.1, no Transferor nor any of the directors, officers, employees, members, incorporators or agents of any Transferor acting in such capacities shall be under any liability to the Trust, the Owner Trustee, the Indenture Trustee, the Noteholders, the Servicer, any Supplemental Credit Enhancement Provider, any other Transferor or any other Person for any action taken, or for refraining from the taking of any action, in good faith in such capacities pursuant to this Agreement, it being expressly understood that all such liability is expressly waived and released as a condition of, and consideration for, the execution of this Agreement, the Indenture and any Indenture Supplement and the issuance of the Notes; provided, however, that this provision shall not protect any Transferor or any director, officer, employee, member, incorporator or agent of any Transferor against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. Each Transferor and any director, officer, employee, member, incorporator or agent of such Transferor may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person (other than such Transferor) respecting any matters arising hereunder.

                  Section 6.4. [Reserved].

                  Section 6.5. Assumption of a Transferor's Obligations. Notwithstanding the provisions of Section 6.2, each Transferor may assign, convey, transfer or sell all of its right, title and interest in, to and under the Receivables and the Collateral Certificates in which it has an interest and/or its interest in the Transferor Interest (collectively, the "Assigned Assets"), together with all servicing functions and other obligations, if any, under this Agreement or relating to the transactions contemplated hereby (collectively, the "Assumed Obligations"), to another entity (the "Assuming Entity") which may be an entity that is not affiliated with such Transferor, and such Transferor may assign, convey and transfer the Assigned Assets and the Assumed Obligations to the Assuming Entity, without the consent or approval of the holders of any Notes, upon satisfaction of the following conditions:

                  (a) the Assuming Entity, such Transferor, the Trust and the Indenture Trustee shall have entered into a supplement to this Agreement or an assumption agreement (in form and substance reasonably satisfactory to the Trust and the Indenture Trustee) (either, the "Assumption Agreement") providing for the Assuming Entity to assume the Assumed Obligations, including the obligation under this Agreement to transfer the Receivables arising under the Accounts, the Receivables arising under any Additional Accounts and any Collateral Certificates to the Trust, and such Transferor shall have delivered to the Owner Trustee and the Indenture Trustee an Officer's Certificate of such Transferor and an Opinion of Counsel each stating that such transfer and assumption comply with this Section 6.5, that such Assumption Agreement is a valid and binding obligation of such Assuming Entity, enforceable against such Assuming Entity in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar laws affecting creditors' rights generally from time to time in effect and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity), and that all conditions precedent herein provided for relating to such transaction have been complied with;

                  (b) all UCC filings required to perfect the interest of the Trust in the Receivables and/or the Collateral Certificates to be conveyed by the Assuming Entity shall have been duly made and copies thereof shall have been delivered to the Owner Trustee and the Indenture Trustee;

                  (c) (i) if the Assuming Entity shall not be eligible to be a debtor under the United States Bankruptcy Code, such Transferor shall have delivered notice of such transfer and assumption to each Note Rating Agency or
(ii) if the Assuming Entity shall be eligible to be a debtor in a case under the United States Bankruptcy Code, such Transferor shall have delivered copies of each such written notice to the Servicer, each other Transferor, the Owner Trustee and the Indenture Trustee, and the Note Rating Agency Condition shall have been satisfied;

                  (d) the Owner Trustee and the Indenture Trustee shall have received one or more Opinions of Counsel to the effect that (i) the transfer of Receivables and/or Collateral Certificates by the Assuming Entity shall constitute either a sale of, or the granting of a security interest in, such Receivables or Collateral Certificates, as the case may be, by the Assuming Entity to the Trust, (ii) the condition specified in paragraph (b) above shall have been satisfied, and (iii) if the Assuming Entity shall be subject to the FDIA, the interest of the Trust in such Receivables or Collateral Certificates should not be subject to avoidance by the FDIC if the FDIC were to become the receiver or conservator of the Assuming Entity; and

                  (e) the Owner Trustee and the Indenture Trustee shall have received an Issuer Tax Opinion and any applicable Master Trust Tax Opinion.

                  Upon such transfer to and assumption by the Assuming Entity, such Transferor shall surrender the certificate, if applicable, evidencing its interest in the Transferor Interest to the Note Registrar for registration of transfer and the Note Registrar shall issue a new certificate, if applicable, evidencing the Transferor Interest in the name of the Assuming Entity (or, if applicable, register such Assuming Entity's uncertificated interest in the Transferor Interest). Notwithstanding such assumption, such Transferor shall continue to be liable for all representations and warranties and covenants made by it and all obligations performed or to be performed by it in its capacity as Transferor prior to such transfer.

                  Section 6.6. Expenses. The Transferor shall pay out of its own funds, without reimbursement, all expenses incurred in connection with the Trust, including the costs of filing any amendment to UCC financing statements, the costs and expenses relating to obtaining and maintaining the listing of any Notes on any stock exchange, the fees and disbursements of the Administrator as provided in Section 12.3, and any stamp, documentary, excise, property (whether on real, personal or intangible property) or any similar tax levied on the Trust or the Trust's assets that are not expressly stated in this Agreement to be payable by the Trust or a Transferor. A Transferor's obligations pursuant to this Section 6.6 shall not constitute a claim against such Transferor to the extent such Transferor does not have funds sufficient to make payment of such obligations.



                               [END OF ARTICLE VI]

                                  ARTICLE VII

                     OTHER MATTERS RELATING TO THE SERVICER

                  Section 7.1. Liability of the Servicer. The Servicer shall be liable under this Article VII only to the extent of the obligations specifically undertaken by the Servicer in its capacity as Servicer.

                  Section 7.2. Merger or Consolidation of, or Assumption of the Obligations of, the Servicer. The Servicer shall not consolidate with or merge into any other Person or convey, transfer or sell its properties and assets substantially as an entirety to any Person, unless:

                  (a) (i) the Person formed by such consolidation or into which the Servicer is merged or the Person which acquires by conveyance, transfer or sale the properties and assets of the Servicer substantially as an entirety shall be, if the Servicer is not the surviving entity, a corporation or a national banking association organized and existing under the laws of the United States of America or any state or the District of Columbia or is a special purpose entity whose powers and activities are limited, and, if the Servicer is not the surviving entity, such Person shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Trust and the Indenture Trustee, in form satisfactory to the Trust and the Indenture Trustee, the performance of every covenant and obligation of the Servicer hereunder (to the extent that any right, covenant or obligation of the Servicer, as applicable hereunder, is inapplicable to the successor entity, such successor entity shall be subject to such covenant or obligation, or benefit from such right, as would apply, to the extent practicable, to such successor entity);

                  (ii) the Servicer has delivered to the Transferor, the Owner Trustee and the Indenture Trustee an Officer's Certificate of the Servicer and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or sale comply with this
         Section 7.2 and that all conditions precedent herein provided for relating to such transaction have been complied with; and

                  (iii) the Servicer shall have given the Note Rating Agencies prompt notice of such consolidation, merger or transfer of assets; and

                  (b) the Person formed by such consolidation or into which the Servicer is merged or the Person which acquires by conveyance, transfer or sale the properties and assets of the Servicer substantially as an entirety shall be or shall be immediately thereafter an Eligible Servicer.

                  Section 7.3. Limitation on Liability of the Servicer and Others. Except as provided in Section 7.4, neither the Servicer nor any of the directors, officers, employees, members or agents of the Servicer shall be under any liability to the Trust, the Owner Trustee, the Indenture Trustee, the Noteholders, the Transferor or any other Person for any action taken, or for refraining from the taking of any action, in good faith in its capacity as Servicer pursuant to this Agreement; provided, however, that this provision shall not protect the Servicer or any directors, officers, employees, members or agents of the Servicer against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Servicer and any director, officer, employee, member or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person (other than the Servicer) respecting any matters arising hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties as Servicer in accordance with this Agreement and which in its reasonable judgment may involve it in any expense or liability. The Servicer may, in its sole discretion, undertake any such legal action which it may deem necessary or desirable for the benefit of the Noteholders with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Noteholders hereunder.

                  Section 7.4. Servicer Indemnification of the Trust, the Owner Trustee and the Indenture Trustee. To the fullest extent permitted by applicable law, the Servicer shall indemnify and hold harmless each of the Transferor (in the case of clause (a) below), the Trust, the Owner Trustee (as such and in its individual capacity), the Indenture Trustee and any trustees predecessor thereto (including the Indenture Trustee in its capacity as Note Registrar or as Paying Agent) and their respective directors, officers, employees, members and agents from and against any and all reasonable loss, liability, expense, damage or injury arising out of or relating to any claims, actions or proceedings brought or asserted by third parties which are suffered or sustained by reason of (a) any acts or omissions of the Servicer with respect to the Trust pursuant to this Agreement or (b) the administration of the Trust by the Owner Trustee, including any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any action, proceeding or claim; provided, however, that the Servicer shall not indemnify any Transferor, the Trust, the Owner Trustee (as such or in its individual capacity), the Indenture Trustee, any trustees predecessor thereto (including the Indenture Trustee in its capacity as Note Registrar or as Paying Agent) or their respective directors, officers, employees, members and agents, if such acts, omissions or alleged acts or omissions constitute or are caused by negligence or willful misconduct by such Transferor, the Trust, the Owner Trustee (as such or in its individual capacity), the Indenture Trustee, any trustees predecessor thereto (including the Indenture Trustee in its capacity as Note Registrar or as Paying Agent) or their respective directors, officers, employees, members and agents; provided further that the Servicer shall not indemnify the Trust for any liabilities, costs or expenses of the Trust with respect to any action taken by the Owner Trustee (as such or in its individual capacity), the Indenture Trustee, any trustees predecessor thereto (including the Indenture Trustee in its capacity as Note Registrar or as Paying Agent) or their respective directors, officers, employees, members and agents at the request of the Noteholders; provided further that the Servicer shall not indemnify the Trust as to any losses, claims or damages incurred with respect to the investment in the Trust Assets, including losses incurred as a result of Defaulted Accounts or Defaulted Receivables or losses suffered by the Collateral Certificates; and provided further that the Servicer shall not indemnify the Trust for any liabilities, costs or expenses of the Trust arising under any tax law, including any federal, state, local or foreign income or franchise taxes (or any interest or penalties with respect thereto or arising from a failure to comply therewith) required to be paid by the Trust in connection herewith to any taxing authority. Any such indemnification shall not be payable from the Trust Assets, but shall be payable only from the assets of the Servicer. The provisions of this indemnity shall run directly to and be enforceable by an injured party subject to the limitations hereof and shall survive the resignation or removal of the Servicer, the resignation or removal of the Owner Trustee and the Indenture Trustee and the termination of this Agreement.

                  Section 7.5. Resignation of the Servicer. The Servicer shall not resign from the obligations and duties hereby imposed on it except (a) upon determination that (i) the performance of its duties hereunder is no longer permissible under applicable law and (ii) there is no reasonable action which the Servicer could take to make the performance of its duties hereunder permissible under applicable law or (b) upon the assumption, by an agreement supplemental hereto, executed and delivered to the Transferor, the Trust and the Indenture Trustee, in form satisfactory to the Transferor, the Trust and the Indenture Trustee, of the obligations and duties of the Servicer hereunder by any of its Affiliates or by any other entity the appointment of which shall have satisfied the Note Rating Agency Condition and, in either case, qualifies as an Eligible Servicer. Any determination permitting the resignation of the Servicer shall be evidenced as to clause (a) above by an Opinion of Counsel to such effect delivered to the Transferor, the Owner Trustee and the Indenture Trustee. No resignation shall become effective until the Indenture Trustee or a Successor Servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 9.2. If, within 120 days of the date of the determination that the Servicer may no longer act as Servicer under clause (a) above, the Indenture Trustee is unable to appoint a Successor Servicer, the Indenture Trustee shall serve as Successor Servicer (but shall have continued authority to appoint another Person as Successor Servicer). Notwithstanding the foregoing, the Indenture Trustee shall, if it is legally unable so to act, petition a court of competent jurisdiction at the expense of the resigning Servicer to appoint any established institution qualifying as an Eligible Servicer as the Successor Servicer hereunder. The Indenture Trustee shall give prompt notice to each Note Rating Agency upon the appointment of a Successor Servicer. Notwithstanding anything in this Agreement to the contrary, TRS, Centurion or FSB, as Servicer, may assign part or all of its obligations and duties as Servicer under this Agreement to an Affiliate of TRS so long as TRS, Centurion or FSB, as the case may be, shall have fully guaranteed the performance of such obligations and duties under this Agreement and such assignment will not constitute a resignation within the meaning of this Section 7.5.

                  Section 7.6. Access to Certain Documentation and Information Regarding the Collateral. The Servicer shall provide to the Trust and the Indenture Trustee access to documentation regarding the Accounts, the Receivables and the Collateral Certificates in such cases where the Indenture Trustee is required in connection with the enforcement of the rights of Noteholders or by applicable statutes or regulations to review such documentation, such access being afforded without charge but only (a) upon reasonable request, (b) during normal business hours, (c) subject to the Servicer's normal security, data protection and confidentiality procedures or such procedures as the Servicer may deem reasonably necessary and (d) at reasonably accessible offices in the continental United States designated by the Servicer. Nothing in this Section 7.6 shall derogate from the obligation of the Transferor, the Trust, the Owner Trustee, the Indenture Trustee and the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Servicer to provide access as provided in this Section 7.6 as a result of such obligation shall not constitute a breach of this Section 7.6.

                  Section 7.7. Delegation of Duties. Subject to Section 13.8, in the ordinary course of business, the Servicer may at any time delegate all or part of its duties hereunder to any Person that agrees to conduct such duties in accordance with the Account Guidelines and this Agreement. Any such delegation shall not relieve the Servicer of its liability and responsibility with respect to such duties, and shall not constitute a resignation within the meaning of
Section 7.5.

                  Section 7.8. Examination of Records. Each Transferor and the Servicer shall indicate generally in their computer files or other records that the Receivables arising in the Accounts have been conveyed to the Trust pursuant to this Agreement and assigned to the Indenture Trustee under the Indenture. Each Transferor and the Servicer shall, prior to the sale or transfer to a third party of any receivable held in its custody, examine its computer records and other records to determine that such receivable is not, and does not include, a Receivable. Each Transferor and the Servicer shall also indicate generally in their computer files or other records that each applicable Collateral Certificate has been conveyed to the Trust pursuant to this Agreement and assigned to the Indenture Trustee under the Indenture.

                              [END OF ARTICLE VII]

                                  ARTICLE VIII

                                INSOLVENCY EVENTS

Section 8.1. Rights Upon the Occurrence of an Insolvency Event. If any Transferor or holder of the Transferor Interest shall consent to or fail to object to the appointment of a bankruptcy trustee or conservator, receiver or liquidator in any bankruptcy proceeding or other insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to such Transferor or such holder of the Transferor Interest or of or relating to all or substantially all of such Person's respective property, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a bankruptcy trustee or conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up, insolvency, bankruptcy, reorganization, conservatorship, receivership or liquidation of such Person's respective affairs, shall have been entered against such Transferor or any holder of the Transferor Interest; or such Transferor or such holder of the Transferor Interest shall admit in writing its respective inability, or shall be unable, to pay its debts generally as they become due, or file a petition to take advantage of any applicable bankruptcy, insolvency, reorganization, receivership or conservatorship statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or such Transferor or holder of the Transferor Interest shall consent to, or fail to object to, the filing of any such petition, or, if such Transferor or holder of the Transferor Interest shall so object to the filing of any such petition, such petition shall not have been dismissed within 60 days of the filing thereof (any such act or occurrence being an "Insolvency Event"); then each Transferor shall on the day any such Insolvency Event occurs (the "Appointment Date"), immediately cease to (i) transfer Receivables or Collateral Certificates and (ii) cause to be increased any Invested Amount of an existing Collateral Certificate transferred to the Trust by such Transferor and shall promptly give notice to the Owner Trustee, the Indenture Trustee and the Servicer of such Insolvency Event. Notwithstanding any cessation of the transfer to the Trust of additional Receivables, (i) Receivables transferred to the Trust prior to the occurrence of such Insolvency Event, (ii) Collections in respect of such Receivables and (iii) Collateral Certificates transferred to the Trust prior to the occurrence of such Insolvency Event, shall continue to be a part of the Trust Assets, and Collections with respect thereto shall continue to be allocated to Noteholders in accordance with the terms of this Agreement, the Indenture and each Indenture Supplement.

                              [END OF ARTICLE VIII]

                                   ARTICLE IX

                                SERVICER DEFAULTS

                  Section 9.1. Servicer Defaults. If any one of the following events (a "Servicer Default") shall occur and be continuing:

                  (a) any failure by the Servicer to make any payment, transfer or deposit or to give notice or instructions to the Indenture Trustee to make any required payment, transfer or deposit on the date the Servicer is required to do so under the terms of this Agreement, the Indenture or any applicable Indenture Supplement, or within the applicable grace period, which will not exceed 35 Business Days; provided, however, that any such failure caused by a nonwillful act of the Servicer shall not constitute a Servicer Default if the Servicer promptly remedies such failure within 35 Business Days after receiving notice of such failure or otherwise becoming aware of such failure;

                  (b) failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in this Agreement which has an Adverse Effect on any Noteholders and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Owner Trustee or the Indenture Trustee, or to the Servicer, the Owner Trustee and the Indenture Trustee by Noteholders evidencing not less than 50% of the aggregate unpaid principal amount of all Notes sustaining such Adverse Effect (or, with respect to any such failure that does not relate to all Series, Classes or Tranches of Notes, not less than 50% of the aggregate unpaid principal amount of all Series, Classes or Tranches of Notes to which such failure related); or the Servicer shall assign or delegate its duties under this Agreement, except as permitted by Sections 7.2, 7.5 and 7.7;

                  (c) any representation, warranty or certification made by the Servicer in this Agreement or in any certificate delivered pursuant hereto shall prove to have been incorrect when made, which has an Adverse Effect on the rights of any Noteholders and which Adverse Effect continues for a period of 60 days after the date on which written notice thereof, requiring the same to be remedied, shall have been given to the Servicer by the Owner Trustee or the Indenture Trustee, or to the Servicer, the Owner Trustee and the Indenture Trustee by Noteholders evidencing not less than 50% of the aggregate unpaid principal amount of all Notes (or, with respect to any such representation, warranty or certification that does not relate to all Series, Classes or Tranches of Notes, not less than 50% of the aggregate unpaid principal amount of all Series, Classes or Tranches of Notes adversely affected by such representation, warranty or certification);

                  (d) the Servicer shall consent to the appointment of a bankruptcy trustee or conservator or receiver or liquidator in any bankruptcy proceeding or other insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all its property, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a bankruptcy trustee or a conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make any assignment for the benefit of its creditors or voluntarily suspend payment of its obligations and such petition shall not have been dismissed within 60 days of the filing thereof; or

                  (e) any other Servicer Default described in any Indenture Supplement;

                  then, in the event of any Servicer Default, so long as the Servicer Default shall not have been remedied, either the Indenture Trustee or Noteholders evidencing more than 50% of the aggregate unpaid principal amount of all affected Notes, by notice then given in writing to the Servicer and the Owner Trustee (and to the Indenture Trustee if given by the Noteholders) (a "Termination Notice"), may terminate all but not less than all the rights and obligations of the Servicer as Servicer under this Agreement; provided, however, if within 60 days of receipt of a Termination Notice the Indenture Trustee does not receive any bids from Eligible Servicers in accordance with subsection 9.2(d) to act as a Successor Servicer and receives an Officer's Certificate of the Servicer to the effect that the Servicer cannot in good faith cure the Servicer Default which gave rise to the Termination Notice, the Indenture Trustee shall, except in the case of a Servicer Default set forth in subsection 9.1(d), grant the Transferor the right of first refusal to purchase the interest of the Noteholders on the First Note Transfer Date in the next calendar month. If the Transferor elects not to exercise such right of first refusal, the Indenture Trustee shall assume the role of Successor Servicer.

                  The purchase price for the interest of the Noteholders shall be equal to the sum of the amounts specified therefor with respect to each Outstanding Series, Class or Tranche of Notes herein or in the applicable Indenture Supplement. The Transferor shall notify the Indenture Trustee prior to the Record Date for the First Note Transfer Date of the purchase if the Transferor is exercising such right of first refusal. If the Transferor exercises such right of first refusal, the Transferor shall deposit the purchase price into the Collection Account on such First Note Transfer Date in immediately available funds. The purchase price shall be allocated and distributed to the Noteholders in accordance with the terms hereof or the applicable Indenture Supplement.

                  After receipt by the Servicer of a Termination Notice, and on the date that a Successor Servicer is appointed by the Indenture Trustee pursuant to Section 9.2, all authority and power of the Servicer under this Agreement shall pass to and be vested in the Successor Servicer (a "Service Transfer") and, without limitation, the Indenture Trustee is hereby authorized and empowered (upon the failure of the Servicer to cooperate) to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments upon the failure of the Servicer to execute or deliver such documents or instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such Service Transfer. The Servicer agrees to cooperate with the Indenture Trustee and such Successor Servicer in effecting the termination of the responsibilities and rights of the Servicer to conduct servicing hereunder, including the transfer to such Successor Servicer of all authority of the Servicer to service the Trust Assets provided for under this Agreement, including, without limitation, all authority over all Collections which shall on the date of transfer be held by the Servicer for deposit, or which have been deposited by the Servicer, in the Collection Account, or which shall thereafter be received with respect to the Trust Assets, and in assisting the Successor Servicer. The Servicer shall within 20 Business Days transfer its electronic records or electronic copies thereof relating to the Trust Assets to the Successor Servicer in such electronic form as the Successor Servicer may reasonably request and shall promptly transfer to the Successor Servicer all other records, correspondence and documents necessary for the continued servicing of the Trust Assets in the manner and at such times as the Successor Servicer shall reasonably request. To the extent that compliance with this Section 9.1 shall require the Servicer to disclose to the Successor Servicer information of any kind which the Servicer deems to be confidential, the Successor Servicer shall be required to enter into such customary licensing, security, data protection and confidentiality agreements as the Servicer shall deem reasonably necessary to protect its interests.

                  Notwithstanding the foregoing, a delay in or failure of performance referred to in paragraph (a) above for a period of 10 Business Days after the applicable grace period or under paragraph (b) or (c) above for a period of 60 Business Days after the applicable grace period, shall not constitute a Servicer Default if such delay or failure could not be prevented by the exercise of reasonable diligence by the Servicer and such delay or failure was caused by an act of God or the public enemy, acts of declared or undeclared war, public disorder, rebellion or sabotage, epidemics, landslides, lightning, fire, hurricanes, earthquakes, floods or similar causes. The preceding sentence shall not relieve the Servicer from using all commercially reasonable efforts to perform its obligations in a timely manner in accordance with the terms of this Agreement and the Servicer shall provide the Indenture Trustee, the Owner Trustee and each Transferor with an Officer's Certificate of the Servicer giving prompt notice of such failure or delay by it, together with a description of its efforts so to perform its obligations.

                  Section 9.2. Indenture Trustee To Act; Appointment of
Successor.

                  (a) On and after the receipt by the Servicer of a Termination Notice pursuant to Section 9.1, the Servicer shall continue to perform all servicing functions under this Agreement until the date specified in the Termination Notice or otherwise specified by the Indenture Trustee or until a date mutually agreed upon by the Servicer and the Indenture Trustee. The Indenture Trustee shall as promptly as possible after the giving of a Termination Notice appoint an Eligible Servicer as a successor servicer (the "Successor Servicer"), and such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Indenture Trustee and the Transferor. The Transferor shall have the right to nominate to the Indenture Trustee the name of a potential successor servicer, which nominee shall be selected by the Indenture Trustee as the Successor Servicer. In the event that a Successor Servicer has not been appointed or has not accepted its appointment at the time when the Servicer ceases to act as Servicer, the Indenture Trustee without further action shall automatically be appointed the Successor Servicer. The Indenture Trustee may delegate any of its servicing obligations to an Affiliate or agent in accordance with subsection 4.1(b) and Section 7.7.

                  (b) Notwithstanding the foregoing, the Indenture Trustee shall, if it is legally unable so to act, petition a court of competent jurisdiction to appoint any established institution qualifying as an Eligible Servicer as the Successor Servicer hereunder. The Indenture Trustee shall notify each Note Rating Agency, the Owner Trustee, the Transferor and the Administrator upon the removal of the Servicer and upon the appointment of a Successor Servicer.

                  (c) Upon its appointment, the Successor Servicer shall be the successor in all respects to the Servicer with respect to servicing functions under this Agreement and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and all references in this Agreement to the Servicer shall be deemed to refer to the Successor Servicer.

                  (d) In connection with any Termination Notice, the Indenture Trustee will review any bids which it obtains from Eligible Servicers and shall be permitted to appoint any Eligible Servicer submitting such a bid as a Successor Servicer or, as provided in subsection 9.2(a), the Successor Servicer nominated by the Transferor, for servicing compensation not in excess of the Servicing Fee plus the sum of the amounts with respect to each Series and with respect to each Payment Date equal to any Finance Charge Collections allocable to Noteholders of such Series which are payable to the holders of the Transferor Interest after payment of all amounts owing to the Noteholders of such Series with respect to such Payment Date or required to be deposited in the applicable Issuer Accounts or Sub-Accounts with respect to such Payment Date; provided, however, that any holder of the Transferor Interest shall be responsible for payment of its portion of such Servicing Fee and all other such amounts in excess of such Servicing Fee. Each holder of the Transferor Interest agrees that, if TRS (or any Successor Servicer) is terminated as Servicer hereunder, the portion of the Collections in respect of Finance Charge Receivables that such holder is entitled to receive pursuant to any Related Agreement shall be reduced by an amount sufficient to pay the Transferor's share of the compensation of the Successor Servicer.

                  (e) All authority and power granted to the Servicer under this Agreement shall automatically cease and terminate upon termination of the Trust pursuant to Article IX of the Trust Agreement, and shall pass to and be vested in the Transferor and, without limitation, the Transferor is hereby authorized and empowered to execute and deliver, on behalf of the Servicer as attorney-in-fact or otherwise, all documents and other instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights. The Servicer agrees to cooperate with the Transferor in effecting the termination of the responsibilities and rights of the Servicer to conduct servicing of the Receivables. The Servicer shall transfer its electronic records relating to the Receivables to the Transferor or its designee in such electronic form as it may reasonably request and shall transfer all other records, correspondence and documents to it in the manner and at such times as it shall reasonably request. To the extent that compliance with this Section 9.2 shall require the Servicer to disclose to the Transferor information of any kind which the Servicer deems to be confidential, the Transferor shall be required to enter into such customary licensing, security, data protection and confidentiality agreements as the Servicer shall deem necessary to protect its interests.

                  Section 9.3. Notification to Noteholders. Within five Business Days after the Servicer becomes aware of any Servicer Default, the Servicer shall give notice thereof to the Transferor, the Owner Trustee, the Indenture Trustee and each Note Rating Agency, and the Indenture Trustee shall give notice to the Noteholders. Upon any termination or appointment of a Successor Servicer pursuant to this Article, the Indenture Trustee shall give prompt notice thereof to the Noteholders.

                  Section 9.4. Waiver of Past Defaults. Noteholders evidencing more than 66 2/3% of the aggregate unpaid principal amount of the Notes of each Series or, with respect to any Series with two or more Classes or Tranches, of each Class or Tranche, as applicable (or, with respect to any default that does not relate to or affect all Series, 66 2/3% of the aggregate unpaid principal balance of the Notes of each Series to which such default relates or, with respect to any such Series with two or more Classes or Tranches, of each Class or Tranche, as applicable) may, on behalf of all Noteholders of such Series, Class or Tranche, waive any default by the Transferor or the Servicer in the performance of its obligations hereunder and its consequences, except the failure to make any required deposits or payments of interest or principal relating to such Series, Class or Tranche pursuant to Article III. Upon any such waiver of a past default, such default shall cease to exist, and any default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

                               [END OF ARTICLE IX]

                                   ARTICLE X

                           ACQUISITION OF TRUST ASSETS

                  Section 10.1. Acquisition of Trust Assets. If a Master Trust Transferor exercises its option to accept retransfer of any Collateral Certificate pursuant to the terms of the related Series Supplement, the Transferor shall cause such Master Trust Transferor to (a) acquire the Collateral Certificate, which acquisition shall be effective as of the date on which such retransfer occurs, (b) deliver notice of such acquisition to the Owner Trustee, the Indenture Trustee, the other Master Trust Transferors, if any, the Transferor and the Servicer on or prior to the Determination Date following the applicable Monthly Period for which the option is deemed exercised, (c) deposit in the Collection Account on or prior to the First Note Transfer Date following the applicable Monthly Period an amount equal to the Invested Amount of the existing Collateral Certificate on such date and all other amounts payable to the Noteholders of each related Outstanding Series of Notes including otherwise unpaid principal and accrued interest on the Notes. Upon the completion of the foregoing condition, the applicable Master Trust shall succeed to all interests in and to the Trust with respect to such Collateral Certificate.

                               [END OF ARTICLE X]

                                   ARTICLE XI

                                   TERMINATION

                  Section 11.1. Termination of Agreement. This Agreement and the respective obligations and responsibilities of the Trust, each Transferor, the Administrator and the Servicer under this Agreement shall terminate, except with respect to the indemnification obligations described in Section 7.4, on the date on which the Trust is dissolved in accordance with Article IX of the Trust Agreement.

                               [END OF ARTICLE XI]

                                  ARTICLE XII

                            MISCELLANEOUS PROVISIONS

                  Section 12.1. Amendment; Waiver of Past Defaults.

                  (a) This Agreement may be amended from time to time by the Servicer, the Transferor, the Issuer and the Indenture Trustee, by a written instrument signed by each of them, without the consent of any of the Noteholders; provided that (i) each Transferor shall have delivered to the Indenture Trustee and the Owner Trustee an Officer's Certificate of such Transferor, dated the date of any such amendment, stating that such Transferor reasonably believes that such amendment will not have an Adverse Effect and (ii) the Note Rating Agency Condition shall have been satisfied with respect to any such amendment; provided further that such action shall not effect a significant change in the Permitted Activities of the Trust except for those changes necessary for compliance with accounting requirements or tax requirements or required to cure any ambiguity or correct or supplement any provision contained in this Agreement which may be defective or inconsistent with any provisions thereof.

                  Additionally, notwithstanding any provision of this Article XII to the contrary and in addition to the immediately preceding paragraph, this Agreement may also be amended without the consent of any of the Noteholders, upon delivery to the Owner Trustee and the Indenture Trustee of an Issuer Tax Opinion and, to the extent a Collateral Certificate is included in the Trust Assets, a Master Trust Tax Opinion, to provide for (i) the establishment of multiple asset pools and the designation of Trust Assets to be included as part of specific asset pools or (ii) those changes necessary for compliance with securities law requirements; provided, however, that (i) the Issuer shall deliver to the Indenture Trustee and the Owner Trustee an Officer's Certificate to the effect that the Issuer reasonably believes that such amendment will not have an Adverse Effect and is not reasonably expected to have an Adverse Effect at any time in the future and (ii) each Note Rating Agency confirms in writing that such amendment will not cause a Ratings Effect.

                  Any amendments regarding the addition or removal of Receivables or Collateral Certificates from the Trust as provided herein, executed in accordance with the provisions hereof, shall not be considered amendments to this Agreement for the purpose of subsections 12.1(a) and (b).

                  (b) This Agreement may also be amended in writing from time to time by the Servicer, the Transferor, the Indenture Trustee and the Trust, (A) in the case of a significant change in the Permitted Activities of the Trust which is not materially adverse to any Noteholders, with the consent of Noteholders evidencing not less than 50% of the aggregate unpaid principal amount of all Series, Classes or Tranches of Notes affected by such change, unless such change is necessary for compliance with accounting requirements or tax requirements or required to cure any ambiguity or correct or supplement any provision contained in this Agreement which may be defective or inconsistent with any provisions thereof and (B) in all other cases, with the consent of Noteholders evidencing more than 66 2/3% of the aggregate unpaid principal amount of all affected Series, Classes or Tranches of Notes for which the Transferor has not delivered an Officer's Certificate stating that there is no Adverse Effect, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of any Noteholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of or delay the timing of any distributions (changes in Early Amortization Events or Events of Default that decrease the likelihood of the occurrence thereof shall not be considered delays in the timing of distributions for purposes of this clause) to be made to Noteholders or deposits of amounts to be so distributed or the amount available under any Supplemental Credit Enhancement Agreement and any Derivative Agreement without the consent of each affected Noteholder, (ii) change the definition of or the manner of calculating the interest of any Noteholder without the consent of each affected Noteholder, (iii) reduce the aforesaid percentage required to consent to any such amendment without the consent of each Noteholder or (iv) adversely affect the rating of any Series, Class or Tranche of Notes by each Note Rating Agency without the consent of Noteholders evidencing not less than 66 2/3% of the aggregate unpaid principal amount of such Series, Class or Tranche (which shall not be deemed to occur if the Note Rating Agency Condition shall have been satisfied with respect to such amendment).

                  (c) Promptly after the execution of any such amendment or consent (other than an amendment pursuant to paragraph (a)), the Trust shall furnish notification of the substance of such amendment to each Noteholder, and the Servicer shall furnish notification of the substance of such amendment to each Note Rating Agency and each Supplemental Credit Enhancement Provider.

                  (d) It shall not be necessary for the consent of Noteholders under this Section 12.1 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Noteholders shall be subject to such reasonable requirements as the Indenture Trustee may prescribe.

                  (e) Notwithstanding anything in this Section 12.1 (other than subsection (h) below) to the contrary, no amendment may be made to this Agreement which would adversely affect in any material respect the interests of any Supplemental Credit Enhancement Provider without the consent of such Supplemental Credit Enhancement Provider.

                  (f) Any Indenture Supplement executed in accordance with the provisions of Article X of the Indenture shall not be considered an amendment of this Agreement for the purposes of this Section 12.1. Any supplemental agreement executed in accordance with the provisions of Section 6.2 or any Assumption Agreement executed in accordance with the provisions of Section 6.5 shall not be considered an amendment to this Agreement for purposes of this Section 12.1.

                  (g) The Owner Trustee and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which adversely affects in any material respect the rights, duties, benefits, protections, privileges or immunities of the Owner Trustee or the Indenture Trustee, as applicable, under this Agreement or otherwise. In connection with the execution of any amendment hereunder, the Owner Trustee and the Indenture Trustee shall be entitled to receive the Opinion of Counsel described in subsection 12.2(d).

                  Section 12.2. Protection of Right, Title and Interest in and to Trust Assets.

                  (a) The Transferor shall cause this Agreement, all amendments and supplements hereto and all financing statements and amendments to financing statements and any other necessary documents covering the right, title and interest of the Trust and the Indenture Trustee to the Trust Assets to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect such right, title and interest. The Transferor shall deliver to the Owner Trustee and the Indenture Trustee file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing.

                  (b) Within 30 days after any Transferor makes any change in its name or its type or jurisdiction of organization, such Transferor shall give the Owner Trustee and the Indenture Trustee notice of any such change and shall file such financing statements or amendments as may be necessary to continue the perfection of the security interest or ownership interest of the Trust in the Trust Assets.

                  (c) Each Transferor and the Servicer shall give the Owner Trustee and the Indenture Trustee prompt written notice of any relocation of any office from which it services Receivables or keeps records concerning the Receivables and the Collateral Certificates or of its chief executive office and whether, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing statement or amendment thereto or of any new financing statement and shall file such financing statements or amendments as may be necessary to perfect or to continue the perfection of the security interest or ownership interest of the Trust in the Trust Assets. Each Transferor and the Servicer shall at all times maintain each office from which it services Receivables and its chief executive offices within the United States and shall at all times be organized under the laws of a jurisdiction located within the United States. Each of the Owner Trustee and the Indenture Trustee shall give each Transferor and the Servicer prompt notice of any change in its name or any change in its address as shown on any financing statement filed in connection with the transactions contemplated by any Related Agreement if the address so shown ceases to be an address from which information concerning the Trust Assets can be obtained.

                  (d) The Transferor shall deliver to the Owner Trustee and the Indenture Trustee (i) upon the execution and delivery of each amendment of this Agreement pursuant to Section 12.1, an Opinion of Counsel to the effect specified in Exhibit F-1; (ii) on each Addition Date with respect to the addition of Aggregate Addition Accounts to be designated to the Trust pursuant to subsection 2.13(a) or (b), an Opinion of Counsel substantially in the form of Exhibit F-2; (iii) semi-annually (or, if the applicable Account Owner has a long-term rating below "A" by Moody's, "AA-" by Standard & Poor's or, if rated by Fitch, "AA-" by Fitch, quarterly), beginning six months following the end of the first Monthly Period in which New Accounts are designated to the Trust pursuant to subsection 2.13(d), an Opinion of Counsel substantially in the form of Exhibit F-3; (iv) on each Addition Date on which any Collateral Certificate is included as part of the Trust Assets pursuant to subsection 2.13(a) or (b), an Opinion of Counsel covering the same substantive legal issues addressed by Exhibit F-2; (v) on or before March 31 of each year, beginning with March 31, 2006, an Opinion of Counsel substantially in the form of Exhibit F-4; and (iii) in connection with the occurrence of any event contemplated in Section 6.2 or 6.5, the Opinions of Counsel, the Issuer Tax Opinion and the Master Trust Tax Opinion specified therein.

                  Section 12.3. Fees Payable by the Transferor. Notwithstanding anything contained in any other Transaction Document (unless such document specifically refers to this Section 12.3), the Transferor shall pay out of its own funds, without reimbursement, all expenses incurred, fees and disbursements of the Owner Trustee (as such and in its individual capacity), the Administrator and the Indenture Trustee (including, in each case, the reasonable fees and expenses of its outside counsel) and independent accountants and all other fees and expenses relating to the Trust, including the costs of filing UCC continuation statements, the costs and expenses relating to obtaining and maintaining the listing of any Notes on any stock exchange, the costs and expenses relating to maintaining Issuer Accounts, and any stamp, documentary, excise, property (whether on real, personal or intangible property) or any similar tax levied on the Trust or the Trust's assets that are not expressly stated in this Agreement to be payable by the Trust (other than federal, state, local and foreign income and franchise taxes, if any, or any interest or penalties with respect thereto, assessed on the Trust, which shall be paid by the Trust).

                  Section 12.4. Governing Law; Submission to Jurisdiction; Appointment of Agent for Service of Process. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflict of laws. The parties hereto hereby declare that it is their intention that this Agreement shall be regarded as made under the laws of the State of Delaware and that the laws of said State shall be applied in interpreting its provisions in all cases where legal interpretation shall be required. Each of the parties hereto agrees (a) that this Agreement involves at least $100,000.00, and (b) that this Agreement has been entered into by the parties hereto in express reliance upon 6 Del. C. ss. 2708. Each of the parties hereto hereby irrevocably and unconditionally agrees (a) to be subject to the jurisdiction of the courts of the State of Delaware and of the federal courts sitting in the State of Delaware, and (b) (1) to the extent such party is not otherwise subject to service of process in the State of Delaware, to appoint and maintain an agent in the State of Delaware as such party's agent for acceptance of legal process, and (2) that, to the fullest extent permitted by applicable law, service of process may also be made on such party by prepaid certified mail with a proof of mailing receipt validated by the United States Postal Service constituting evidence of valid service, and that service made pursuant to (b)
(1) or (2) above shall, to the fullest extent permitted by applicable law, have the same legal force and effect as if served upon such party personally within the State of Delaware.

                  Section 12.5. Notices; Payments.

                  (a) All demands, notices, instructions, directions and communications (collectively, "Notices") under this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at, mailed by certified mail, return receipt requested, or sent by facsimile transmission or sent by electronic mail:

                  (i) in the case of TRS, as the Servicer or the Administrator, to:

                  AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC. 200 Vesey Street
                  New York, New York  10285
                  Attention: Secretary
                  Fax: (212) 619-9261

                  (ii) in the case of RFC V, as a Transferor, to:

                  AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION V LLC 200 Vesey Street, Room 507A
                  New York, New York  10285
                  Attention: President
                  Fax: (212) 640-2417

                  (iii) in the case of the Trust or the Owner Trustee, to:

                  Wilmington Trust Company
                  Rodney Square North
                  1100 North Market Street
                  Wilmington, Delaware 19890-1600
                  Attention: Corporate Trust Administration
                  Fax: (302) 636-4140

                  (iv) in the case of the Indenture Trustee, to:

                  The Bank of New York
                  101 Barclay Street, Floor 8 West
                  New York, New York 10286
                  Attention: Asset Backed Unit
                  Fax: (212) 815-2493
                  ccerilles@bankofny.com

                  (v) in the case of the Note Rating Agency for a particular Series, the address, if any, specified in the Indenture Supplement relating to such Series, and

                  (vi) to any other Person as specified in the Indenture; or, as to each party, at such other address, facsimile number or electronic mail address as shall be designated by such party in a written notice to each other party.

                  (b) Any Notice required or permitted to be given to a Holder of Notes that are Registered Notes shall be given by first-class mail, postage prepaid, at the address of such Holder as shown in the Note Register. No Notice shall be required to be mailed to a Holder of Notes that are Bearer Notes but shall be given as provided below. Any Notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Noteholder receives such Notice. In addition, (a) if and so long as any Series, Class or Tranche of Notes is listed on the Luxembourg Stock Exchange and such stock exchange shall so require, any Notice to Noteholders shall be published in an Authorized Newspaper of general circulation in Luxembourg within the time period prescribed in this Agreement and (b) in the case of any Series, Class or Tranche of Notes with respect to which any Bearer Notes are Outstanding, any Notice required or permitted to be given to Holders of such Series, Class or Tranche shall be published in an Authorized Newspaper within the time period prescribed in this Agreement.

                  Section 12.6. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such provisions shall be deemed severable from the remaining provisions of this Agreement and shall in no way affect the validity or enforceability of the remaining provisions or of the Notes or the rights of any Noteholders.

                  Section 12.7. Further Assurances. Each Transferor and the Servicer agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Owner Trustee and the Indenture Trustee more fully to effect the purposes of this Agreement, including the authorization and/or filing of any financing statements or amendments thereto relating to the Receivables and/or the Collateral Certificates for filing under the provisions of the UCC of any applicable jurisdiction.

                  Section 12.8. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Trust, the Owner Trustee, the Indenture Trustee or any Noteholders, any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided under this Agreement are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

                  Section 12.9. Counterparts. This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

                  Section 12.10. Third-Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto, the Noteholders, any Supplemental Credit Enhancement Providers, any Derivative Counterparties and their respective successors and permitted assigns. Except as otherwise expressly provided in this Agreement, no other Person will have any right or obligation hereunder.

                  Section 12.11. Actions by Noteholders.

                  (a) Wherever in this Agreement a provision is made that an action may be taken or a Notice, demand or instruction given by Noteholders, such action, Notice, demand or instruction may be taken or given by any Noteholder, unless such provision requires a specific percentage of Noteholders.

                  (b) Any Notice, request, demand, authorization, direction, consent, waiver or other act by a Noteholder shall bind such Noteholder and every subsequent Holder of such Note and of any Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or omitted to be done by the Owner Trustee, the Indenture Trustee, any Transferor or the Servicer in reliance thereon, whether or not notation of such action is made upon such Note.

                  Section 12.12. Rule 144A Information. For so long as any of the Notes are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, each Transferor and each of the Owner Trustee, the Indenture Trustee and the Servicer agree to cooperate with each other to provide to any Holders of such Series, Class or Tranche and to any prospective purchaser of Assets Pool One Notes designated by such Noteholder, upon the request of such Noteholder or prospective purchaser, any information required to be provided to such Holder or prospective purchaser to satisfy the condition set forth in Rule 144A(d)(4) under the Securities Act.

                  Section 12.13. Merger and Integration. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

                  Section 12.14. Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

                  Section 12.15. Limitation of Liability. Notwithstanding any other provision herein or elsewhere, this Agreement has been executed and delivered by Wilmington Trust Company, not in its individual capacity, but solely in its capacity as Owner Trustee of the Trust. In no event shall Wilmington Trust Company in its individual capacity have any liability in respect of the representations, warranties, or obligations of the Trust hereunder or under any other document, as to all of which recourse shall be had solely to the Trust Assets, and for all purposes of this Agreement and each other document, the Owner Trustee (as such or in its individual capacity) shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

                  Section 12.16. No Petition. To the fullest extent permitted by applicable law, the Indenture Trustee, the Servicer and each Transferor, by entering into this Agreement, and each Noteholder, by accepting a Note, agrees that it will not at any time institute against any Master Trust or the Issuer, or join in any institution against any Master Trust or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes and this Agreement.

                  Section 12.17. Force Majeure. In no event shall the Indenture Trustee or the Owner Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Indenture Trustee and the Owner Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

                              [END OF ARTICLE XII]

                                  ARTICLE XIII

                          COMPLIANCE WITH REGULATION AB

                  Section 13.1. Intent of the Parties; Reasonableness. The Transferor, the Servicer, the Issuer and the Indenture Trustee acknowledge and agree that the purpose of this Article XIV is to facilitate compliance by the Transferor with the provisions of Regulation AB and related rules and regulations of the Commission. The Transferor shall not exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than the Transferor's compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act). The Indenture Trustee acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Transferor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. The Indenture Trustee agrees to cooperate in good faith with any reasonable request by the Transferor for information regarding the Indenture Trustee which is required in order to enable the Transferor to comply with the provisions of Items 1103(a)(1), 1109(a), 1109(b), 1117, 1118, 1119 and 1122 of Regulation AB
as it relates to the Indenture Trustee or to the Indenture Trustee's obligations under this Agreement. The Servicer agrees to cooperate in good faith with any reasonable request by the Transferor for information regarding the Servicer which is required in order to enable the Transferor to comply with the provisions of Items 1103(a)(1), 1105, 1108, 1117, 1118, 1119, 1121, 1122 and
1123 of Regulation AB as it relates to the Servicer or to the Servicer's obligations under this Agreement.

                  Section 13.2. Additional Representations and Warranties of the Indenture Trustee. The Indenture Trustee shall be deemed to represent to the Transferor, as of the date on which information is provided to the Transferor under Section 13.3 that, except as disclosed in writing to the Transferor prior to such date to the best of its knowledge, but without independent investigation: (i) neither the execution, delivery and performance by the Indenture Trustee of this Agreement, the performance by the Indenture Trustee of its obligations under this Agreement nor the consummation of any of the transactions by the Indenture Trustee contemplated thereby, is in violation of any indenture, mortgage, bank credit agreement, note or bond purchase agreement, long-term lease, license or other agreement or instrument to which the Indenture Trustee is a party or by which it is bound, which violation would have a material adverse effect on the Indenture Trustee's ability to perform its obligations under this Agreement, or of any judgment or order applicable to the Indenture Trustee; and (ii) there are no proceedings pending or threatened against the Indenture Trustee in any court or before any governmental authority, agency or arbitration board or tribunal which, individually or in the aggregate, would have a material adverse effect on the right, power and authority of the Indenture Trustee to enter into this Agreement or to perform its obligations under this Agreement.

                  Section 13.3. Information to Be Provided by the Indenture Trustee. The Indenture Trustee shall (i) on or before the fifth Business Day of each month, provide to the Transferor, in writing, such information regarding the Indenture Trustee as is requested for the purpose of compliance with Item 1117 of Regulation AB, and (ii) as promptly as practicable following notice to or discovery by the Indenture Trustee of any changes to such information, provide to the Transferor, in writing, such updated information.

                  The Indenture Trustee shall (i) on or before the fifth Business Day of each January, April, July and October, provide to the Transferor such information regarding the Indenture Trustee as is requested for the purpose of compliance with Items 1103(a)(1), 1109(a), 1109(b), 1118 and 1119 of
Regulation AB, and (ii) as promptly as practicable following notice to or discovery by the Indenture Trustee of any changes to such information, provide to the Transferor, in writing, such updated information. Such information shall include, at a minimum:

                           (A) the Indenture Trustee's name and form of
                  organization;

                           (B) a description of the extent to which the
                  Indenture Trustee has had prior experience serving as an Indenture Trustee for asset-backed securities transactions involving credit or charge card receivables;

                           (C) a description of any affiliation between the
                  Indenture Trustee and any of the following parties to a Securitization Transaction, as such parties are identified to the Indenture Trustee by the Transferor in writing in advance of such Securitization Transaction:

                                    (1) the sponsor;

                                    (2) any depositor;

                                    (3) the issuing entity;

                                    (4) any servicer;

                                    (5) any trustee;

                                    (6) any originator;

                                    (7) any significant obligor;

                                    (8) any enhancement or support provider; and

                                    (9) any other material transaction party.

                  In connection with the above-listed parties, a description of whether there is, and if so the general character of, any business relationship, agreement, arrangement, transaction or understanding that is entered into outside the ordinary course of business or is on terms other than would be obtained in an arm's length transaction with an unrelated third party, apart from the asset-backed securities transaction, that currently exists or that existed during the past two years and that is material to an investor's understanding of the asset-backed securities.

                  Section 13.4. Report on Assessment of Compliance and Attestation. On or before the earlier of (a) March 1 and (b) 30 days prior to the date on which the Trust is required to file the report on Form 10-K in each calendar year, commencing in 2007, the Indenture Trustee shall:

                  (i) deliver to the Transferor a report regarding the Indenture Trustee's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Transferor or the Servicer, as applicable, and signed by an authorized officer of the Indenture Trustee, and shall address each of the Servicing Criteria specified in Exhibit H or such criteria as mutually agreed upon by the Transferor and the Indenture Trustee;

                  (ii) deliver to the Transferor a report of a registered public accounting firm reasonably acceptable to the Transferor that attests to, and reports on, the assessment of compliance made by the Indenture Trustee and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act; and

                  (iii) deliver to the Transferor and any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of
         2002) on behalf of the Trust or the Transferor with respect to a Securitization Transaction a certification substantially in the form attached hereto as Exhibit G or such form as mutually agreed upon by the Transferor and the Indenture Trustee.

                  The Indenture Trustee acknowledges that the parties identified in clause (iii) above may rely on the certification provided by the Indenture Trustee pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission.

                  Section 13.5. Additional Representations and Warranties of the Servicer. The Servicer shall be deemed to represent to the Transferor, as of the date on which information is provided to the Transferor under Section 13.6 that, except as disclosed in writing to the Transferor prior to such date to the best of its knowledge: (i) the Servicer is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other securitization due to any act or failure to act of the Servicer; (ii) the Servicer has not been terminated as servicer in a securitization involving credit card or charge card receivables, either due to a servicing default or to application of a servicing performance test or trigger;
(iii) no material noncompliance with the applicable servicing criteria with respect to other securitizations of credit card receivables involving the Servicer as servicer has been disclosed or reported by the Servicer; (iv) no material changes to the Servicer's policies or procedures with respect to the servicing function it will perform under this Agreement have occurred during the three-year period immediately preceding the related Securitization Transaction;
(v) there are no aspects of the Servicer's financial condition that could have a material adverse effect on the performance by the Servicer of its servicing obligations under this Agreement; and (vi) there are no material legal or governmental proceedings pending (or known to be contemplated) against the Servicer, any Subservicer or any unaffiliated third-party originator of Receivables.

                  Section 13.6. Information to Be Provided by the Servicer. In connection with any Securitization Transaction, the Servicer shall (i) within five (5) Business Days following a request by the Transferor, provide to the Transferor, in writing, the information specified in this Section, and (ii) as promptly as practicable following notice to or discovery by the Servicer of any changes to such information, provide to the Transferor, in writing, such updated information.

                  (a) If so requested by the Transferor, the Servicer shall provide to the Transferor such information regarding the Servicer and each Subservicer (each of the Servicer and each Subservicer, for purposes of this paragraph, a "Servicing Party"), as is requested for the purpose of compliance with Item 1108 of Regulation AB. Such information shall include, at a minimum:

                      (A) the Servicing Party's name and form of organization;

                      (B) a description of how long the Servicing Party has been servicing credit or charge card receivables; a general discussion of the Servicing Party's experience in servicing assets of any type as well as a more detailed discussion of the Servicing Party's experience in, and procedures for, the servicing function it will perform under this Agreement; information regarding the size, composition and growth of the Servicing Party's portfolio of credit card accounts of a type similar to the Accounts and information on factors related to the Servicing Party that may be material, in the good faith judgment of the Transferor, to any analysis of the servicing of the Receivables or the related asset-backed securities, as applicable, including, without limitation:

                          (1) whether any prior securitizations of credit or
                      charge card receivables involving the Servicing Party defaulted or experienced an early amortization or other performance triggering event because of servicing during the three-year period immediately preceding the related Securitization Transaction;

                          (2) the extent of outsourcing the Servicing Party
                      utilizes;

                          (3) whether there has been previous disclosure of
                      material noncompliance with the applicable servicing criteria with respect to other securitizations of credit card receivables involving the Servicing Party as a servicer during the three-year period immediately preceding the related Securitization Transaction;

                          (4) whether the Servicing Party has been terminated as
                      servicer in a securitization of credit or charge card receivables, either due to a servicing default or to application of a servicing performance test or trigger; and

                          (5) such other information as the Transferor may
                      reasonably request for the purpose of compliance with Item 1108(b)(2) of Regulation AB;

                  (C) a description of any material changes during the three-year period immediately preceding the related Securitization Transaction to the Servicing Party's policies or procedures with respect to the servicing function it will perform under this Agreement;

                  (D) information regarding the Servicing Party's financial condition, to the extent that there is a material risk that an adverse financial event or circumstance involving the Servicing Party could have a material adverse effect on the performance by the Servicing Party of its servicing obligations under this Agreement;

                  (E) a description of the Servicing Party's processes and procedures designed to address any special or unique factors involved in servicing;

                  (F) a description of the Servicing Party's processes for handling delinquencies, losses, bankruptcies and recoveries, such as sale of defaulted receivables; and

                  (G) information as to how the Servicing Party defines or determines delinquencies and charge-offs, including the effect of any grace period, re-aging, restructuring, partial payments considered current or other practices with respect to delinquency and loss experience.

                      (b) As a condition to the succession to the Servicer or any Subservicer as servicer or subservicer under this Agreement by any Person
(i) into which the Servicer or such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Servicer or such Subservicer, the Servicer shall provide to the Transferor at least fifteen (15) calendar days prior to the effective date of such succession or appointment, (x) written notice to the Transferor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Transferor, all information reasonably requested by the Transferor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any Series, Class or Tranche.

                      (c) In addition to such information as the Servicer is obligated to provide pursuant to other provisions of this Agreement, if so requested by the Transferor, the Servicer shall provide to the Transferor such information regarding the performance or servicing of the Receivables as is reasonably required to facilitate preparation of distribution reports in accordance with Item 1121 of Regulation AB. Such information shall be provided concurrently with the distribution reports otherwise required to be delivered monthly by the Servicer under this Agreement, commencing with the first such report due not less than ten (10) Business Days following such request.

                      Section 13.7. Report on Assessment of Compliance and Attestation.

                      (a) On or before the earlier of (a) March 1 and (b) 30 days prior to the date on which the Trust is required to file the report on Form 10-K in each calendar year, commencing in 2007, the Servicer shall:

                          (i) deliver to the Transferor a report regarding the
                  Servicer's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and
                  Item 1122 of Regulation AB. Such report shall be addressed to the Transferor and signed by an authorized officer of the Servicer, and shall address each of the Servicing Criteria specified in Exhibit J or such criteria as mutually agreed upon by the Transferor and the Servicer;

                           (ii) deliver to the Transferor a report of a
                  registered public accounting firm reasonably acceptable to the Transferor that attests to, and reports on, the assessment of compliance made by the Servicer and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

                           (iii) cause each Servicing Participant to deliver to
                  the Transferor an assessment of compliance and accountants' attestation as and when provided in paragraphs (i) and (ii) of this Section; and

                           (iv) deliver to the Transferor and any other Person
                  that will be responsible for signing the Sarbanes Certification on behalf of the Trust or the Transferor with respect to a Securitization Transaction a certification in the form attached hereto as Exhibit I.

                  The Servicer acknowledges that the parties identified in clause (iv) above may rely on the certification provided by the Servicer pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission.

                      (b) Each assessment of compliance provided by a Subservicer pursuant to Section 13.7(a)(i) shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit K hereto delivered to the Transferors upon reasonable request of the Transferor after the execution of this Agreement or, in the case of a Subservicer subsequently appointed as such, on or prior to the date of such appointment. An assessment of compliance provided by a Servicing Participant (other than the Servicer or any Subservicer) pursuant to Section 13.7(a)(iii) need not address any elements of the Servicing Criteria other than those specified by the Servicer pursuant to Section 13.8.

                      Section 13.8. Use of Subservicers and Servicing Participants. The Servicer shall use its best efforts to hire or otherwise utilize only the services of Subservicers that agree to comply with the provisions of paragraph (a) of this Section. The Servicer shall use its best efforts to hire or otherwise utilize only the services of Servicing Participants, and shall use its best efforts to ensure that Subservicers hire or otherwise utilize only the services of Servicing Participants, to fulfill any of the obligations of the Servicer as servicer under this Agreement, if those Servicing Participants agree to comply with the provisions of paragraph (b) of this Section.

                      (a) It shall not be necessary for the Servicer to seek the consent of the Transferor to the utilization of any Subservicer. The Servicer shall use its best efforts to cause any Subservicer used by the Servicer (or by any Subservicer) for the benefit of the Transferor to comply with the provisions of this Section and with Sections 4.4, 13.5, 13.6(c) and (d) and 13.7(a)(i) and
(ii) of this Agreement to the same extent as if such Subservicer were the Servicer. The Servicer shall be responsible for obtaining from each Subservicer and delivering to the Transferor any servicer compliance statement required to be delivered by such Subservicer under Section 4.4, any assessment of compliance and attestation required to be delivered by such Subservicer under Section 13.7(a)(i) or (ii) and the certification, if any, required to be delivered to the Person that will be responsible for signing the Sarbanes Certification under
Section 13.7 as and when required to be delivered.

                      (b) It shall not be necessary for the Servicer to seek the consent of the Transferor to the utilization of any Servicing Participant. The Servicer shall promptly upon request provide to the Transferors a written description (in form and substance satisfactory to the Transferor) of the role and function of each Servicing Participant utilized by the Servicer or any Subservicer, specifying (i) the identity of each such Servicing Participant and
(ii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Servicing Participant.

                      (c) As a condition to the utilization of any Servicing Participant, the Servicer shall use its best efforts to cause any such Servicing Participant used by the Servicer (or by any Subservicer) for the benefit of the Transferors to comply with the provisions of Section 13.7 of this Agreement to the same extent as if such Servicing Participant were the Servicer. The Servicer shall be responsible for obtaining from each Servicing Participant and delivering to the Transferors any assessment of compliance and attestation required to be delivered by such Servicing Participant under Section 13.7, in each case as and when required to be delivered.

                  IN WITNESS WHEREOF, the Transferor, the Servicer, the Indenture Trustee and the Trust have caused this Agreement to be executed by their respective officers as of the day and year first above written.

                               AMERICAN EXPRESS RECEIVABLES FINANCING
                               CORPORATION V LLC,
                               as Transferor
                               By:
                                   --------------------------------
                                   Name:
                                   Title:

                               AMERICAN EXPRESS TRAVEL RELATED SERVICES
                               COMPANY, INC.,
                               as Servicer and Administrator
                               By:
                                   --------------------------------
                                   Name:
                                   Title:

                               AMERICAN EXPRESS ISSUANCE TRUST

                               By: WILMINGTON TRUST COMPANY,
                                   not in its individual capacity but solely
                                   as Owner Trustee on behalf of the Trust

                               By:
                                   --------------------------------
                                   Name:
                                   Title:

                               THE BANK OF NEW YORK,
                               as Indenture Trustee

                               By:
                                   --------------------------------
                                   Name:
                                   Title:

                                                                       EXHIBIT A


        FORM OF ASSIGNMENT OF RECEIVABLES IN AGGREGATE ADDITION ACCOUNTS
                   INCLUDED IN AMERICAN EXPRESS ISSUANCE TRUST
 (as required by section 2.13(c)(viii) of the Transfer and Servicing Agreement)

                      ASSIGNMENT No. [___] OF RECEIVABLES IN AGGREGATE ADDITION ACCOUNTS INCLUDED IN AMERICAN EXPRESS ISSUANCE TRUST (this "Assignment"), dated as of [__________],(1) by and between AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION V LLC ("RFC V"), as transferor (the "Transferor"), and AMERICAN EXPRESS ISSUANCE TRUST (the "Trust"), as issuer, pursuant to the Transfer and Servicing Agreement referred to below.

                              W I T N E S S E T H:

                  WHEREAS, RFC V, as Transferor, American Express Travel Related Services Company, Inc., as servicer (the "Servicer") and administrator, the Trust and The Bank of New York, as Indenture Trustee (the "Indenture Trustee"), are parties to the Amended and Restated Transfer and Servicing Agreement, dated as of March [__], 2006 (hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified, the "Transfer and Servicing Agreement");

                  WHEREAS, pursuant to the Transfer and Servicing Agreement, the Transferor wishes to designate Aggregate Addition Accounts to be included as Accounts and to convey its right, title and interest in the Receivables of such Aggregate Addition Accounts, whether existing at the Addition Cut-Off Date or thereafter created, to the Trust pursuant to the Transfer and Servicing Agreement; and

                  WHEREAS, the Trust is willing to accept such designation and pledge subject to the terms and conditions hereof.

                  NOW, THEREFORE, the Transferor and the Trust hereby agree as follows:

                  1. Defined Terms. All capitalized terms used herein shall have the meanings ascribed to them in the Transfer and Servicing Agreement unless otherwise defined herein.

                      "Addition Cut Off Date" shall mean, with respect to the Aggregate Addition Accounts, [_______, ___].

                  "Addition Date" shall mean, with respect to the Aggregate Addition Accounts, [___________, ___].

                  "Additional Trust Assets" shall have the meaning set forth in Subsection 3(a).



-----------
(1) To be dated as of the applicable Addition Date.

                  "Aggregate Addition Accounts" shall mean the Aggregate Addition Accounts, as defined in the Transfer and Servicing Agreement, that are designated hereby and listed on Schedule 1 hereto.

                  "Selection Date" shall mean [(i)] for the added accounts with the code designation "[__]," the close of business on the cycle billing date for such added accounts occurring in the period beginning on the close of business on [_______] and ending at the close of business on [______] [and (ii) for the added accounts with the code designation "[__]," the close of business on the cycle billing date for such added accounts occurring in the period beginning on the close of business on [_______] and ending at the close of business on [_______]].

                  2. Designation of Aggregate Addition Accounts. The Transferor shall deliver or cause to be delivered to the Trust and the Indenture Trustee not later than five Business Days after the Addition Date, a computer file or microfiche list containing a true and complete list of the Aggregate Addition Accounts. Such list is incorporated into and made part of this Assignment, shall be Schedule 1 to this Assignment and shall supplement Schedule 1 to the Transfer and Servicing Agreement.

                  3. Conveyance of Receivables. (a) The Transferor does hereby transfer, assign, set over and otherwise convey to the Trust, without recourse except as provided in the Transfer and Servicing Agreement, all of its right, title and interest, whether now owned or hereafter acquired, in, to and under the Receivables existing at the Addition Cut Off Date and thereafter created and arising in the Aggregate Addition Accounts (including Related Accounts with respect to such Aggregate Addition Accounts), all Recoveries allocable to such Receivables, all monies due or to become due and all amounts received or receivable with respect thereto, all Collections with respect thereto, and all proceeds (including "proceeds" as defined in the UCC) thereof (collectively, the "Additional Trust Assets"). The foregoing does not constitute and is not intended to result in the creation or assumption by the Trust, the Owner Trustee (as such or in its individual capacity), the Indenture Trustee, any Noteholders or any Supplemental Credit Enhancement Providers of any obligation of the Servicer, the Transferor or any other Person in connection with the Additional Trust Assets or under any agreement or instrument relating thereto, including any obligation to Obligors, merchants clearance systems or insurers.

                      (b) If necessary, the Transferor shall record and file, at its own expense, any financing statements (and amendments with respect to such financing statements when applicable) with respect to the Additional Trust Assets meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect, and maintain perfection of, the transfer, assignment, set-over or other conveyance of its interest in such Additional Trust Assets to the Trust and to deliver a file-stamped copy of each such financing statement or other evidence of such filing to the Trust and the Indenture Trustee as soon as practicable after the Addition Date. Neither the Trust nor the Indenture Trustee shall be under any obligation whatsoever to file such financing statements or amendments to statements or to make any filing under the UCC in connection with such transfer, assignment, set-over or other conveyance.

                      (c) The Transferor shall, at its own expense, on or prior to the Addition Date, indicate in the appropriate computer files that all Receivables created in connection with the Aggregate Addition Accounts and the related Additional Trust Assets have been conveyed to the Trust pursuant to the Transfer and Servicing Agreement and this Assignment by including in the securitization field of such computer files the code "[__]" [or "[__]," as applicable,] for each such Aggregate Addition Account.

                  (d)______The Transferor does hereby grant to the Trust and the Indenture Trustee a security interest in all of such Transferor's right, title and interest, whether now owned or hereafter acquired, in, to and under the Additional Trust Assets. This Assignment shall constitute a security agreement under applicable law.

                  4. Acceptance by Trust. The Trust hereby acknowledges its acceptance of all right, title and interest in and to the Additional Trust Assets conveyed to the Trust pursuant to Section 3(a) of this Assignment.

                  5. Representations and Warranties of the Transferor. The Transferor hereby acknowledges on the Addition Date that it makes the representations and warranties in Sections 2.3 and 2.4 of the Transfer and Servicing Agreement with respect to the Aggregate Addition Accounts.

                  6. Ratification of the Transfer and Servicing Agreement. The Transfer and Servicing Agreement is hereby ratified, and all references to the "Transfer and Servicing Agreement," to "this Transfer and Servicing Agreement" and "herein" shall be deemed from and after the Addition Date to be a reference to the Transfer and Servicing Agreement as supplemented and amended by this Assignment. Except as expressly amended hereby, all the representations, warranties, terms, covenants and conditions of the Transfer and Servicing Agreement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with its terms and, except as expressly provided herein shall not constitute or be deemed to constitute a waiver of compliance with or a consent to noncompliance with any term or provision of the Transfer and Servicing Agreement.

                  7. Counterparts. This Assignment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

                  8. Governing Law; Submission to Jurisdiction; Appointment of Agent for Service of Process. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflict of laws. The parties hereto hereby declare that it is their intention that this Agreement shall be regarded as made under the laws of the State of Delaware and that the laws of said State shall be applied in interpreting its provisions in all cases where legal interpretation shall be required. Each of the parties hereto agrees (a) that this Agreement involves at least $100,000.00, and (b) that this Agreement has been entered into by the parties hereto in express reliance upon 6 Del. C. ss. 2708. Each of the parties hereto hereby irrevocably and unconditionally agrees (a) to be subject to the jurisdiction of the courts of the State of Delaware and of the federal courts sitting in the State of Delaware, and (b) (1) to the extent such party is not otherwise subject to service of process in the State of Delaware, to appoint and maintain an agent in the State of Delaware as such party's agent for acceptance of legal process, and (2) that, to the fullest extent permitted by applicable law, service of process may also be made on such party by prepaid certified mail with a proof of mailing receipt validated by the United States Postal Service constituting evidence of valid service, and that service made pursuant to (b)
(1) or (2) above shall, to the fullest extent permitted by applicable law, have the same legal force and effect as if served upon such party personally within the State of Delaware.

                  IN WITNESS WHEREOF, the Transferor and the Trust have caused this Assignment to be duly executed by their respective officers as of the day and year first above written.

                        AMERICAN EXPRESS RECEIVABLES FINANCING
                        CORPORATION V LLC,
                        as Transferor

                        By:
                            -------------------------------------------
                            Name:
                            Title:

                        AMERICAN EXPRESS ISSUANCE TRUST

                        By: WILMINGTON TRUST COMPANY,
                            not in its individual capacity but solely
                            as Owner Trustee on behalf of the Trust

                        By:
                            -------------------------------------------
                            Name:
                            Title:

ACCEPTED AND ACKNOWLEDGED:

THE BANK OF NEW YORK,
as Indenture Trustee


By:
    -------------------------------------------
    Name:
    Title:

                                                       Schedule 1 (to Exhibit A)



                       LIST OF AGGREGATE ADDITION ACCOUNTS

                                                                       EXHIBIT B

           FORM OF ASSIGNMENT OF AN ADDITIONAL COLLATERAL CERTIFICATE
                   INCLUDED IN AMERICAN EXPRESS ISSUANCE TRUST
 (as required by section 2.13(c)(viii) of the Transfer and Servicing Agreement)

                  ASSIGNMENT No. [__] OF AN ADDITIONAL COLLATERAL CERTIFICATE INCLUDED IN AMERICAN EXPRESS ISSUANCE TRUST (this "Assignment"), dated as of [____________],(2) by and between AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION V LLC ("RFC V"), as transferor (the "Transferor"), and AMERICAN EXPRESS ISSUANCE TRUST (the "Trust"), as issuer, pursuant to the Transfer and Servicing Agreement referred to below.

                              W I T N E S S E T H:

                  WHEREAS, RFC V, as Transferor, American Express Travel Related Services Company, Inc., as servicer (the "Servicer") and administrator, the Trust and The Bank of New York, as Indenture Trustee (the "Indenture Trustee"), are parties to the Amended and Restated Transfer and Servicing Agreement, dated as of March [__], 2006 (hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified, the "Transfer and Servicing Agreement");

                  WHEREAS, pursuant to the Transfer and Servicing Agreement, the Transferor wishes to designate an additional Collateral Certificate to be included as a Collateral Certificate and to convey its right, title and interest in such additional Collateral Certificate to the Trust pursuant to the Transfer and Servicing Agreement; and

                  WHEREAS, the Trust is willing to accept such designation and pledge subject to the terms and conditions hereof.

                  NOW, THEREFORE, the Transferor and the Trust agree as follows:

                  1. Defined Terms. All capitalized terms used herein shall have the meanings ascribed to them in the Transfer and Servicing Agreement unless otherwise defined herein.

                  "Addition Date" shall mean, with respect to the Collateral Certificate designated on Schedule 1 hereto, [_________, ______].

                  "Additional Trust Assets" shall have the meaning set forth in Subsection 3(a).

                  2. Designation of Additional Collateral Certificate. The Transferor shall deliver or cause to be delivered to the Trust and the Indenture Trustee not later than five Business Days after the Addition Date, one or more lists containing a true and complete list of the Collateral Certificates. Such list is incorporated into and made part of this Assignment, shall be Schedule 1 to this Assignment and shall supplement Schedule 2 to the Transfer and Servicing Agreement.

-----------
(2) To be dated as of the applicable Addition Date.

                  3. Conveyance of Additional Collateral Certificate. (a) The Transferor does hereby transfer, assign, set over and otherwise convey to the Trust, without recourse except as provided in the Transfer and Servicing Agreement, all of its right, title and interest, whether now owned or hereafter acquired, in, to and under the additional Collateral Certificate as of the Addition Date, all monies due or to become due and all amounts received or receivable with respect thereto, all Collections with respect thereto, and all proceeds (including "proceeds" as defined in the UCC) thereof (collectively, the "Additional Trust Assets"). The foregoing does not constitute and is not intended to result in the creation or assumption by the Trust, the Owner Trustee (as such or in its individual capacity), the Indenture Trustee, any Noteholders or any Supplemental Credit Enhancement Providers of any obligation of the Servicer, the Transferor or any other Person in connection with the Additional Trust Assets or under any agreement or instrument relating thereto, including any obligation to Obligors, merchants clearance systems or insurers.

                  (b) If necessary, the Transferor shall record and file, at its own expense, financing statements (and amendments with respect to such financing statements when applicable) with respect to the Additional Trust Assets meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect, and maintain perfection of, the transfer, assignment, set-over or other conveyance of its interest in such Additional Trust Assets to the Trust and to deliver a file-stamped copy of each such financing statement or other evidence of such filing to the Trust and the Indenture Trustee as soon as practicable after the Addition Date. Neither the Trust nor the Indenture Trustee shall be under any obligation whatsoever to file such financing statements or amendments to statements or to make any filing under the UCC in connection with such transfer, assignment, set-over or other conveyance.

                  (c) The Transferor does hereby grant to the Trust and the Indenture Trustee a security interest in all of such Transferor's right, title and interest, whether now owned or hereafter acquired, in, to and under the Additional Trust Assets. This Assignment shall constitute a security agreement under applicable law.

                  4. Acceptance by Trust. The Trust hereby acknowledges its acceptance of all right, title and interest in and to the Additional Trust Assets conveyed to the Trust pursuant to Section 3(a) of this Assignment.

                  5. Representations and Warranties of the Transferor. The Transferor hereby acknowledges on the Addition Date that it makes the representations and warranties in Sections 2.3 and 2.4 of the Transfer and Servicing Agreement with respect to the additional Collateral Certificate.

                  6. Ratification of the Transfer and Servicing Agreement. The Transfer and Servicing Agreement is hereby ratified, and all references to the "Transfer and Servicing Agreement," to "this Transfer and Servicing Agreement" and "herein" shall be deemed from and after the Addition Date to be a reference to the Transfer and Servicing Agreement as supplemented and amended by this Assignment. Except as expressly amended hereby, all the representations, warranties, terms, covenants and conditions of the Transfer and Servicing Agreement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with its terms and, except as expressly provided herein shall not constitute or be deemed to constitute a waiver of compliance with or a consent to noncompliance with any term or provision of the Transfer and Servicing Agreement.

                  7. Counterparts. This Assignment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

                  8. Governing Law; Submission to Jurisdiction; Appointment of Agent for Service of Process. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflict of laws. The parties hereto hereby declare that it is their intention that this Agreement shall be regarded as made under the laws of the State of Delaware and that the laws of said State shall be applied in interpreting its provisions in all cases where legal interpretation shall be required. Each of the parties hereto agrees (a) that this Agreement involves at least $100,000.00, and (b) that this Agreement has been entered into by the parties hereto in express reliance upon 6 Del. C. ss. 2708. Each of the parties hereto hereby irrevocably and unconditionally agrees (a) to be subject to the jurisdiction of the courts of the State of Delaware and of the federal courts sitting in the State of Delaware, and (b) (1) to the extent such party is not otherwise subject to service of process in the State of Delaware, to appoint and maintain an agent in the State of Delaware as such party's agent for acceptance of legal process, and (2) that, to the fullest extent permitted by applicable law, service of process may also be made on such party by prepaid certified mail with a proof of mailing receipt validated by the United States Postal Service constituting evidence of valid service, and that service made pursuant to (b)
(1) or (2) above shall, to the fullest extent permitted by applicable law, have the same legal force and effect as if served upon such party personally within the State of Delaware.

                  IN WITNESS WHEREOF, the Transferor and the Trust have caused this Assignment to be duly executed by their respective officers as of the day and year first above written.

                             AMERICAN EXPRESS RECEIVABLES FINANCING
                             CORPORATION V LLC,
                             as Transferor

                             By:
                                 ---------------------------------------
                                 Name:
                                 Title:

                             AMERICAN EXPRESS ISSUANCE TRUST

                             By: WILMINGTON TRUST COMPANY,
                                 not in its individual capacity but solely
                                 as Owner Trustee on behalf of the Trust


                             By:
                                 ---------------------------------------
                                 Name:
                                 Title:

ACCEPTED AND ACKNOWLEDGED:

THE BANK OF NEW YORK,
as Indenture Trustee


By:
    ---------------------------------------
Name:
Title:

                                                       Schedule 1 (to Exhibit B)



                         LIST OF COLLATERAL CERTIFICATES

                                                                       EXHIBIT C

                FORM OF ASSIGNMENT OF RECEIVABLES IN NEW ACCOUNTS
                   INCLUDED IN AMERICAN EXPRESS ISSUANCE TRUST
  (as required by section 2.13(e)(vi) of the Transfer and Servicing Agreement)

                  ASSIGNMENT No. [___] OF RECEIVABLES IN NEW ACCOUNTS INCLUDED IN AMERICAN EXPRESS ISSUANCE TRUST (this "Assignment"), dated as of the Addition Date set forth below, by and between AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION V LLC ("RFC V"), as transferor (the "Transferor"), and AMERICAN EXPRESS ISSUANCE TRUST (the "Trust"), as issuer, pursuant to the Transfer and Servicing Agreement referred to below.

                              W I T N E S S E T H:

                  WHEREAS, RFC V, as Transferor, American Express Travel Related Services Company, Inc., as servicer (the "Servicer") and administrator, the Trust and The Bank of New York, as Indenture Trustee (the "Indenture Trustee"), are parties to the Amended and Restated Transfer and Servicing Agreement, dated as of March [__], 2006 (hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified, the "Transfer and Servicing Agreement");

                  WHEREAS, pursuant to the Transfer and Servicing Agreement, the Transferor wishes to designate New Accounts to be included as Accounts and to convey its right, title and interest in the Receivables of such New Accounts (as each such term is defined in the Transfer and Servicing Agreement), whether existing at the Addition Cut-Off Date of each New Account or thereafter created, to the Trust pursuant to the Transfer and Servicing Agreement; and

                  WHEREAS, the Trust is willing to accept such designation and pledge subject to the terms and conditions hereof.

                  NOW, THEREFORE, the Transferor and the Trust hereby agree as follows:

                  1. Defined Terms. All capitalized terms used herein shall have the meanings ascribed to them in the Transfer and Servicing Agreement unless otherwise defined herein.

                  "Addition Cut Off Date" shall mean, with respect to each New Account, the date on which such New Account is originated.

                  "Addition Date" shall mean, with respect to each New Account, [________].

                  "Additional Trust Assets" shall have the meaning set forth in Subsection 3(a).

                  "New Account Delivery Date" shall mean the fifteenth calendar day of the month (or, if such fifteenth calendar day is not a Business Day, the next succeeding Business Day) following the Monthly Period in which the Addition Date occurs.

                  "New Accounts" shall mean the New Accounts, as defined in the Transfer and Servicing Agreement, that are designated hereby and to be listed on
Schedule 1 hereto.

                  "Selection Date" shall mean, with respect to each New Account, the date on which such New Account is originated.

                  2. Designation of New Accounts. The New Accounts are designated hereby. On the New Account Delivery Date, the Transferor shall deliver or cause to be delivered to the Trust and the Indenture Trustee a computer file or microfiche list containing a true and complete list of the New Accounts. Such list is incorporated into and made part of this Assignment, shall be Schedule 1 to this Assignment and shall supplement Schedule 1 to the Transfer and Servicing Agreement.

                  3. Pledge of Receivables. (a) The Transferor does hereby transfer, assign, set over and otherwise convey to the Trust, without recourse except as provided in the Transfer and Servicing Agreement, all of its right, title and interest, whether now owned or hereafter acquired, in, to and under the Receivables existing at the close of business at the applicable Addition Cut Off Date of each New Account and thereafter created and arising in the New Accounts (including Related Accounts with respect to such Aggregate Addition Accounts), all Recoveries allocable to such Receivables, all monies due or to become due and all amounts received or receivable with respect thereto, all Collections with respect thereto, and all proceeds (including "proceeds" as defined in the UCC) thereof (collectively, the "Additional Trust Assets"). The foregoing does not constitute and is not intended to result in the creation or assumption by the Trust, the Owner Trustee (as such or in its individual capacity), the Indenture Trustee, any Noteholders or any Supplemental Credit Enhancement Providers of any obligation of the Servicer, the Transferor or any other Person in connection with the Additional Trust Assets or under any agreement or instrument relating thereto, including any obligation to Obligors, merchants clearance systems or insurers.

                      (b) If necessary, the Transferor shall record and file, at its own expense, financing statements (and amendments with respect to such financing statements when applicable) with respect to the Additional Trust Assets meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect, and maintain perfection of, the transfer, assignment, set-over or other conveyance of its interest in such Additional Trust Assets to the Trust, and to deliver a file-stamped copy of each such financing statement or other evidence of such filing to the Trust and the Indenture Trustee as soon as practicable after the Addition Date. Neither the Trust nor the Indenture Trustee shall be under any obligation whatsoever to file such financing statements or amendments to statements or to make any filing under the UCC in connection with such transfer, assignment, set-over or other conveyance.

                      (c) The Transferor shall, at its own expense, on or prior to the Addition Date, indicate in the appropriate computer files that all Receivables created in connection with the New Accounts and the related Additional Trust Assets have been conveyed to the Trust pursuant to this Assignment by including in the securitization field of such computer files the code "[__]" [or "[__]," as applicable,] for each such New Account.

                      (d) The Transferor does hereby grant to the Trust and the Indenture Trustee a security interest in all of such Transferor's right, title and interest, whether now owned or hereafter acquired, in, to and under the Additional Trust Assets. This Assignment shall constitute a security agreement under applicable law.

                  4. Acceptance by Trust. The Trust hereby acknowledges its acceptance of all right, title and interest in and to the Additional Trust Assets conveyed to the Trust pursuant to Section 3(a) of this Assignment.

                  5. Representations and Warranties of the Transferor. The Transferor hereby acknowledges on the Addition Date that it makes the representations and warranties in Sections 2.3 and 2.4 of the Transfer and Servicing Agreement with respect to the New Accounts.

                  6. Ratification of the Transfer and Servicing Agreement. The Transfer and Servicing Agreement is hereby ratified, and all references to the "Transfer and Servicing Agreement," to "this Transfer and Servicing Agreement" and "herein" shall be deemed from and after the Addition Date to be a reference to the Transfer and Servicing Agreement as supplemented and amended by this Assignment. Except as expressly amended hereby, all the representations, warranties, terms, covenants and conditions of the Transfer and Servicing Agreement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with its terms and, except as expressly provided herein shall not constitute or be deemed to constitute a waiver of compliance with or a consent to noncompliance with any term or provision of the Transfer and Servicing Agreement.

                  7. Counterparts. This Assignment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

                  8. Governing Law; Submission to Jurisdiction; Appointment of Agent for Service of Process. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflict of laws. The parties hereto hereby declare that it is their intention that this Agreement shall be regarded as made under the laws of the State of Delaware and that the laws of said State shall be applied in interpreting its provisions in all cases where legal interpretation shall be required. Each of the parties hereto agrees (a) that this Agreement involves at least $100,000.00, and (b) that this Agreement has been entered into by the parties hereto in express reliance upon 6 Del. C. ss. 2708. Each of the parties hereto hereby irrevocably and unconditionally agrees (a) to be subject to the jurisdiction of the courts of the State of Delaware and of the federal courts sitting in the State of Delaware, and (b) (1) to the extent such party is not otherwise subject to service of process in the State of Delaware, to appoint and maintain an agent in the State of Delaware as such party's agent for acceptance of legal process, and (2) that, to the fullest extent permitted by applicable law, service of process may also be made on such party by prepaid certified mail with a proof of mailing receipt validated by the United States Postal Service constituting evidence of valid service, and that service made pursuant to (b)
(1) or (2) above shall, to the fullest extent permitted by applicable law, have the same legal force and effect as if served upon such party personally within the State of Delaware.

                  IN WITNESS WHEREOF, the Transferor and the Trust have caused this Assignment to be duly executed by their respective officers as of the day and year first above written.

                                AMERICAN EXPRESS RECEIVABLES FINANCING
                                CORPORATION V LLC,
                                as Transferor

                                By:
                                    ---------------------------------------
                                     Name:
                                     Title:

                                AMERICAN EXPRESS ISSUANCE TRUST

                                By: WILMINGTON TRUST COMPANY,
                                    not in its individual capacity but solely
                                    as Owner Trustee on behalf of the Trust


                                By:
                                    ---------------------------------------
                                     Name:
                                     Title:

ACCEPTED AND ACKNOWLEDGED:

THE BANK OF NEW YORK,
as Indenture Trustee


By:
   ---------------------------------------
Name:
Title:

                                                       Schedule 1 (to Exhibit C)



                              LIST OF NEW ACCOUNTS

                                                                       EXHIBIT D

             FORM OF REASSIGNMENT OF RECEIVABLES IN REMOVED ACCOUNTS
                      FROM AMERICAN EXPRESS ISSUANCE TRUST
    (as required by section 2.14(b) of the Transfer and Servicing Agreement)

                  REASSIGNMENT No. [___] OF RECEIVABLES INCLUDED IN AMERICAN EXPRESS ISSUANCE TRUST (this "Reassignment"), dated as of [___________],(3) by and between AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION V LLC ("RFC V"), as transferor (the "Transferor"), and AMERICAN EXPRESS ISSUANCE TRUST (the "Trust"), as issuer, pursuant to the Transfer and Servicing Agreement referred to below.

                              W I T N E S S E T H:

                  WHEREAS, RFC V, as Transferor, American Express Travel Related Services Company, Inc., as Servicer (the "Servicer") and administrator, the Trust and The Bank of New York, as Indenture Trustee (the "Indenture Trustee"), are parties to the Amended and Restated Transfer and Servicing Agreement, dated as of March [__], 2006 (hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified, the "Transfer and Servicing Agreement");

                  WHEREAS, pursuant to the Transfer and Servicing Agreement, the Trust wishes to remove from the Trust all Receivables in certain designated Accounts (the "Removed Accounts") and to cause the Trust to reassign the Receivables of such Removed Accounts, whether now existing or hereafter created, from the Trust to the Transferor; and

                  WHEREAS, the Trust is willing to accept such designation and to reconvey the Receivables in the Removed Accounts subject to the terms and conditions hereof.

                  NOW, THEREFORE, the Trust and the Transferor hereby agree as follows:

                  1. Defined Terms. All terms defined in the Transfer and Servicing Agreement and used herein shall have such defined meanings when used herein, unless otherwise defined herein.

                  "Removal Date" shall mean, with respect to the Removed Accounts, [________, ____].

                  "Removal Notice Date" shall mean, with respect to the Removed Accounts, [_____, ____].

                  "Removed Accounts" shall mean the Removed Accounts, as defined in the Transfer and Servicing Agreement, that are designated hereby and listed on Schedule 1 hereto.

                  2. Designation of Removed Accounts. On or prior to the Removal Date, the Transferor shall deliver or cause to be delivered to the Trust and the Indenture Trustee a computer file or microfiche list containing a true and complete list of the Removed Accounts. Such list is incorporated into and made part of this Assignment, shall be Schedule 1 to this Reassignment and shall supplement Schedule 1 to the Transfer and Servicing Agreement.


-----------
(3) To be dated as of the Removal Date.

                  3. Conveyance of Receivables. (a) The Trust does hereby sell, transfer, assign, set over and otherwise convey to the Transferor, effective as of the Removal Date, without recourse, representation or warranty, all the right, title and interest of the Trust in, to and under the Receivables arising in the Removed Accounts, all Recoveries allocable to such Receivables, all monies due or to become due and all amounts received or receivable with respect thereto, all Collections with respect thereto, and all proceeds (including "proceeds" as defined in the UCC) thereof (collectively, the "Removed Trust Assets").

                      (b) In connection with such reassignment, the Trust agrees to execute and deliver to the Transferor, on or prior to the date this Reassignment is delivered, applicable termination statements prepared by the Trust with respect to the Removed Trust Assets evidencing the release by the Trust of its security interest in the Receivables in the Removed Accounts, and meeting the requirements of applicable state law, in such manner and such jurisdictions as necessary to terminate such interest.

                      (c) The Transferor shall, at its own expense, on or prior to the Removal Date, indicate in the appropriate computer files that all Receivables reassigned in connection with the Removed Accounts and the related Removed Trust Assets have been conveyed to the Transferor pursuant to this Reassignment by deleting in the securitization field of such computer files the code "[__]"[or "[__]," as applicable,] for each such Removed Account.

                   4. Representations and Warranties. The Transferor hereby represents and warrants to the Indenture Trustee as of the Removal Date:

                      (a) Legal Valid and Binding Obligation. This Reassignment constitutes a legal, valid and binding obligation of the Transferor enforceable against the Transferor, in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity); and

                      (b) List of Removed Accounts. The list of Removed Accounts delivered pursuant to subsection 2.14(a)(ii) of the Transfer and Servicing Agreement, as of the Removal Date, is true and complete in all material respects.

                   5. Ratification of the Transfer and Servicing Agreement. The Transfer and Servicing Agreement is hereby ratified, and all references to the "Transfer and Servicing Agreement," to "this Transfer and Servicing Agreement" and "herein" shall be deemed from and after the removal Date to be a reference to the Transfer and Servicing Agreement as supplemented and amended by this Reassignment. Except as expressly amended hereby, all the representations, warranties, terms, covenants and conditions of the Transfer and Servicing Agreement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with its terms and, except as expressly provided herein shall not constitute or be deemed to constitute a waiver of compliance with or a consent to noncompliance with any term or provision of the Transfer and Servicing Agreement.

                   6. Counterparts. This Reassignment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

                   7. Governing Law; Submission to Jurisdiction; Appointment of Agent for Service of Process. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflict of laws. The parties hereto hereby declare that it is their intention that this Agreement shall be regarded as made under the laws of the State of Delaware and that the laws of said State shall be applied in interpreting its provisions in all cases where legal interpretation shall be required. Each of the parties hereto agrees (a) that this Agreement involves at least $100,000.00, and (b) that this Agreement has been entered into by the parties hereto in express reliance upon 6 Del. C. ss. 2708. Each of the parties hereto hereby irrevocably and unconditionally agrees (a) to be subject to the jurisdiction of the courts of the State of Delaware and of the federal courts sitting in the State of Delaware, and (b) (1) to the extent such party is not otherwise subject to service of process in the State of Delaware, to appoint and maintain an agent in the State of Delaware as such party's agent for acceptance of legal process, and (2) that, to the fullest extent permitted by applicable law, service of process may also be made on such party by prepaid certified mail with a proof of mailing receipt validated by the United States Postal Service constituting evidence of valid service, and that service made pursuant to (b)
(1) or (2) above shall, to the fullest extent permitted by applicable law, have the same legal force and effect as if served upon such party personally within the State of Delaware.

                  IN WITNESS WHEREOF, the Trust and the Transferor have caused this Reassignment to be duly executed by their respective officers as of the day and year first above written.

                                    AMERICAN EXPRESS ISSUANCE TRUST

                                    By: WILMINGTON TRUST COMPANY, not in its
                                        individual capacity but solely as Owner
                                        Trustee on behalf of the Trust



                                    By:
                                       --------------------------------------
                                       Name:
                                       Title:


                                    AMERICAN EXPRESS RECEIVABLES FINANCING
                                    CORPORATION V LLC,
                                    as Transferor


                                    By:
                                       --------------------------------------
                                       Name:
                                       Title:

ACCEPTED AND ACKNOWLEDGED:

THE BANK OF NEW YORK,
as Indenture Trustee


By:
   --------------------------------------
Name:
Title:

                                                       Schedule 1 (to Exhibit D)



                                REMOVED ACCOUNTS

                                                                       EXHIBIT E


                                   [RESERVED]

                                                                     EXHIBIT F-1


                           FORM OF OPINION OF COUNSEL
                           WITH RESPECT TO AMENDMENTS


                          Provisions to be included in
                   Opinion of Counsel to be delivered pursuant
                              to Section 12.2(d)(i)

                  The opinions set forth below may be subject to all the qualifications, assumptions, limitations and exceptions taken or made in the Opinions Of Counsel delivered on any applicable amendment date.

                  (i) The amendment to the Transfer and Servicing Agreement, attached hereto as Schedule 1 (the "Amendment"), has been duly authorized, executed and delivered by the Transferor and constitutes the legal, valid and binding agreement of the Transferor, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws from time to time in effect affecting creditors' rights generally. The enforceability of the Transferor's obligations is also subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  (ii) The Amendment has been entered into in accordance with the terms and provisions of Section 12.1 of the Transfer and Servicing Agreement.


                                     F-1-1

                                                                     EXHIBIT F-2


                           FORM OF OPINION OF COUNSEL
                   WITH RESPECT TO AGGREGATE ADDITION ACCOUNTS


                          Provisions to be included in
                            Opinion of Counsel to be
                              delivered pursuant to
                         subsection 12.2(d)(ii) or (iv)

                  The opinions set forth below may be subject to all the qualifications, assumptions, limitations and exceptions taken or made in the Opinions of Counsel delivered on any applicable Issuance Date.

                  1. The Transfer and Servicing Agreement creates in favor of the Trust a security interest in the rights of the Transferor in the Receivables identified in Schedule 1 to the Transfer and Servicing Agreement and the identifiable proceeds thereof.

                  2. The security interest described in the paragraph above is perfected.

                  3. The UCC search report obtained from the Secretary of State of the State of Delaware (Uniform Commercial Code Section) (the "Division") against the Transferor sets forth the proper filing office and the proper debtor necessary to identify those persons who under the Delaware Uniform Commercial Code have on file financing statements against the Transferor covering the Receivables as of the effective time of the UCC search report. The UCC search report identifies no secured party (other than The Bank of New York) who has on file with the Division a currently effective financing statement naming the Transferor as debtor.



                                     F-2-1

                                                                     EXHIBIT F-3


                           FORM OF OPINION OF COUNSEL
                          WITH RESPECT TO NEW ACCOUNTS


                          Provisions to be included in
                            Opinion of Counsel to be
                              delivered pursuant to
                             subsection 12.2(d)(iii)

                  The opinions set forth below may be subject to all the qualifications, assumptions, limitations and exceptions taken or made in the Opinions of Counsel delivered on any applicable Issuance Date.

                  1. The Transfer and Servicing Agreement creates in favor of the Trust a security interest in the rights of the Transferor in the Receivables identified in Schedule 1 to the Transfer and Servicing Agreement and the identifiable proceeds thereof.

                  2. The security interest described in the paragraph above is perfected.

                  3. The UCC search report obtained from the Secretary of State of the State of Delaware (Uniform Commercial Code Section) (the "Division") against the Transferor sets forth the proper filing office and the proper debtor necessary to identify those persons who under the Delaware Uniform Commercial Code have on file financing statements against the Transferor covering the Receivables as of the effective time of the UCC search report. The UCC search report identifies no secured party (other than The Bank of New York) who has on file with the Division a currently effective financing statement naming the Transferor as debtor.




                                     F-3-1

                                                                     EXHIBIT F-4


                          PROVISIONS TO BE INCLUDED IN
                            ANNUAL OPINION OF COUNSEL

                  The opinions set forth below may be subject to all the qualifications, assumptions, limitations and exceptions taken or made in the Opinions of Counsel delivered on any applicable Issuance Date. Unless otherwise indicated, all capitalized terms used herein shall have the meanings ascribed to them in the Transfer and Servicing Agreement and in the Assignment.

                  4. The security interest created by the Transfer and Servicing Agreement in favor of the Trust in the rights of the Transferor in the Receivables identified in Schedule 1 to the Transfer and Servicing Agreement and the identifiable proceeds thereof is perfected.

                  5. A UCC search report has been obtained from the Secretary of State of the State of Delaware (Uniform Commercial Code Division) (the "Division") that confirms that the financing statement(s) filed to perfect the security interest of the Trust in the Receivables is(are) still effective and of record with the Division.





                                     F-4-1

                                                                       EXHIBIT G


                          FORM OF ANNUAL CERTIFICATION

         Re: The Amended and Restated Transfer and Servicing Agreement, dated as of March [__], 2006 (the "Agreement"), among American Express Receivables Financing Corporation V LLC, as transferor, American Express Travel Related Services Company, Inc., as servicer and administrator, American Express Issuance Trust, as issuer, and The Bank of New York, as indenture trustee

         I, ________________________________, the _______________________ of THE
BANK OF NEW YORK (the "Company"), certify to the Transferor, and their respective officers, with the knowledge and intent that they will rely upon this certification, that:

                  (1) I have reviewed the report on assessment of the Company's compliance provided in accordance with Rules 13a-18 and 15d-18 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), and the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and
         Section 1122(b) of Regulation AB (the "Attestation Report"), that were delivered by the Company to the Transferor pursuant to the Agreement (collectively, the "Company Information");

                  (2) To the best of my knowledge, the Company Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Information;

                  (3) To the best of my knowledge, all of the Company Information required to be provided by the Company under the Agreement has been provided to the Transferor; and

                  (4) To the best of my knowledge, except as disclosed in the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations in all material respects under the Agreement.



                                     Date:
                                          -----------------------------------



                                     By:
                                          -----------------------------------
                                     Name:
                                     Title:

                                                                       EXHIBIT H

         SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

         The assessment of compliance to be delivered by the Indenture Trustee shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

------------------------------------------------------------------------------------------ ----------------------
                                                                                           APPLICABLE SERVICING
                                   SERVICING CRITERIA                                            CRITERIA
------------------------------------------------------------------------------------------ ----------------------
     REFERENCE                                     CRITERIA
-------------------- --------------------------------------------------------------------- ----------------------
                        GENERAL SERVICING CONSIDERATIONS
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(i)        Policies and procedures are instituted to monitor any
                     performance or other triggers and events of default in
                     accordance with the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(ii)       If any material servicing activities are outsourced to
                     third parties, policies and procedures are instituted to
                     monitor the third party's performance and compliance with
                     such servicing activities.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(iii)      Any requirements in the transaction agreements to maintain a back-up servicer for the credit card accounts or accounts are maintained.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(iv)       A fidelity bond and errors and omissions policy is in
                     effect on the party participating in the servicing function throughout the reporting period in the amount of coverage
                     required by and otherwise in accordance with the terms of
                     the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
                       CASH COLLECTION AND ADMINISTRATION
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(i)        Payments on credit card accounts are deposited into the                       |X|(1)
                     appropriate |X|(4) custodial bank accounts and related bank
                     clearing accounts no more than two business days following receipt, or such other number of days specified in the
                     transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(ii)       Disbursements made via wire transfer on behalf of an obligor or to             |X|
                     an investor are made only by authorized personnel.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(iii)      Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees
                     charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(iv)       The related accounts for the transaction, such as cash
                     reserve accounts or accounts established as a form of
                     overcollateralization, are separately maintained (e.g.,
                     with respect to commingling of cash) as set forth in the
                     transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(v)        Each custodial account is maintained at a federally insured depository institution as set forth in the transaction
                     agreements. For purposes of this criterion, "federally
                     insured depository institution" with respect to a foreign
                     financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the
                     Securities Exchange Act.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(vi)       Unissued checks are safeguarded so as to prevent
                     unauthorized access.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(vii)      Reconciliations are prepared on a monthly basis for all
                     asset-backed securities related bank accounts, including
                     custodial accounts and related bank clearing accounts.
                     These reconciliations are (A) mathematically accurate; (B)
                     prepared within 30 calendar days after the bank statement
                     cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by
                     someone other than the person who prepared the
                     reconciliation; and (D) contain explanations for
                     reconciling items. These reconciling items are resolved
                     within 90 calendar days of their original identification,
                     or such other number of days specified in the transaction
                     agreements.
-------------------- --------------------------------------------------------------------- ----------------------


-----------
(1) Solely with regard to deposits made by the Indenture Trustee.

------------------------------------------------------------------------------------------ ----------------------
                                                                                           APPLICABLE SERVICING
                                   SERVICING CRITERIA                                            CRITERIA
------------------------------------------------------------------------------------------ ----------------------
     REFERENCE                                     CRITERIA
-------------------- --------------------------------------------------------------------- ----------------------
                       INVESTOR REMITTANCES AND REPORTING
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(3)(i)        Reports to investors, including those to be filed with the
                     Commission, are maintained in accordance with the
                     transaction agreements and applicable Commission
                     requirements. Specifically, such reports (A) are prepared
                     in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information
                     calculated in accordance with the terms specified in the
                     transaction agreements; (C) are filed with the Commission
                     as required by its rules and regulations; and (D) agree
                     with investors' or the trustee's records as to the total
                     unpaid principal balance and number of credit card accounts serviced by the Servicer.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(3)(ii)       Amounts due to investors are allocated and remitted in accordance              |X|
                     with timeframes, distribution priority and other terms set forth in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(3)(iii)      Disbursements made to an investor are posted within two business
                     days to the Servicer's investor records, or such other number of               |X|
                     days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(3)(iv)       Amounts remitted to investors per the investor reports
                     agree with cancelled checks, or other form of payment, or
                     custodial bank statements.                                                     |X|
-------------------- --------------------------------------------------------------------- ----------------------
                                          POOL ASSET ADMINISTRATION
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(i)        Collateral or security on credit card accounts is maintained as                |X|
                     required by the transaction agreements or related asset pool documents.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(ii)       Account and related documents are safeguarded as required by the               |X|
                     transaction agreements
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(iii)      Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any
                     conditions or requirements in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(iv)       Payments on credit card accounts, including any payoffs,
                     made in accordance with the related credit card accounts
                     documents are posted to the Servicer's obligor records
                     maintained no more than two business days after receipt, or such other number of days specified in the transaction
                     agreements, and allocated to principal, interest or other
                     items (e.g., escrow) in accordance with the related asset
                     pool documents.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(v)        The Servicer's records regarding the accounts and the
                     accounts agree with the Servicer's records with respect to an obligor's unpaid principal balance.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(vi)       Changes with respect to the terms or status of an obligor's account (e.g., loan modifications or re-agings) are made,
                     reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset
                     documents.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(vii)      Loss mitigation or recovery actions (e.g., forbearance
                     plans, modifications and deeds in lieu of foreclosure,
                     foreclosures and repossessions, as applicable) are
                     initiated, conducted and concluded in accordance with the
                     timeframes or other requirements established by the
                     transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(viii)     Records documenting collection efforts are maintained
                     during the period a Account is delinquent in accordance
                     with the transaction agreements. Such records are
                     maintained on at least a monthly basis, or such other
                     period specified in the transaction agreements, and
                     describe the entity's activities in monitoring delinquent
                     Accounts including, for example, phone calls, letters and
                     payment rescheduling plans in cases where delinquency is
                     deemed temporary (e.g., illness or unemployment).
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(ix)       Adjustments to interest rates or rates of return for
                     Accounts with variable rates are computed based on the
                     related Account documents.
-------------------- --------------------------------------------------------------------- ----------------------

------------------------------------------------------------------------------------------ ----------------------
                                                                                           APPLICABLE SERVICING
                                   SERVICING CRITERIA                                            CRITERIA
------------------------------------------------------------------------------------------ ----------------------
     REFERENCE                                     CRITERIA
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(x)        Regarding any funds held in trust for an obligor (such as
                     escrow accounts): (A) such funds are analyzed, in
                     accordance with the obligor's Account documents, on at
                     least an annual basis, or such other period specified in
                     the transaction agreements; (B) interest on such funds is
                     paid, or credited, to obligors in accordance with
                     applicable Account documents and state laws; and (C) such
                     funds are returned to the obligor within 30 calendar days
                     of full repayment of the related Accounts, or such other
                     number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(xi)       Payments made on behalf of an obligor (such as tax or
                     insurance payments) are made on or before the related
                     penalty or expiration dates, as indicated on the
                     appropriate bills or notices for such payments, provided
                     that such support has been received by the servicer at
                     least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(xii)      Any late payment penalties in connection with any payment
                     to be made on behalf of an obligor are paid from the
                     servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(xiii)     Disbursements made on behalf of an obligor are posted
                     within two business days to the obligor's records
                     maintained by the servicer, or such other number of days
                     specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(xiv)      Delinquencies, charge-offs and uncollectible accounts are
                     recognized and recorded in accordance with the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(xv)       Any external enhancement or other support, identified in
                     Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------


-------------------- --------------------------------------------------------------------- ----------------------


                                    [NAME OF INDENTURE TRUSTEE]



                                     Date:
                                          -----------------------------------



                                     By:
                                          -----------------------------------
                                     Name:
                                     Title:

                                                                       EXHIBIT I


                          FORM OF ANNUAL CERTIFICATION

         Re:        The [            ] agreement dated as of [      ], 200[ ]
                    (the "Agreement"), among [IDENTIFY PARTIES]

         I, ________________________________, the _______________________ of
[NAME OF COMPANY] (the "Company"), certify to the Transferor, and its officers, with the knowledge and intent that they will rely upon this certification, that:

                  (1) I have reviewed the report on assessment of the Company's compliance provided in accordance with Rules 13a-18 and 15d-18 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), and the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and
         Section 1122(b) of Regulation AB (the "Attestation Report"), that were delivered by the Company to the Transferor pursuant to the Agreement (collectively, the "Company Information");

                  (2) To the best of my knowledge, the Company Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Information;

                  (3) To the best of my knowledge, all of the Company Information required to be provided by the Company under the Agreement has been provided to the Transferor; and

                  (4) To the best of my knowledge, except as disclosed in the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations in all material respects under the Agreement.



                                     Date:
                                          -----------------------------------



                                     By:
                                          -----------------------------------
                                     Name:
                                     Title:

                                                                       EXHIBIT J

         SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

         The assessment of compliance to be delivered by the [Servicer] [Subservicer] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

--------------------------------------------------------------------------------------- -------------- -----------------
                                  SERVICING CRITERIA                                     APPLICABLE       APPLICABLE
                                                                                          SERVICING       SERVICING
                                                                                        CRITERIA FOR    CRITERIA FOR A
                                                                                          SERVICER       SUBSERVICER
-------------------- ------------------------------------------------------------------ -------------- -----------------
     REFERENCE                                   CRITERIA
-------------------- ------------------------------------------------------------------ -------------- -----------------
                                     GENERAL SERVICING CONSIDERATIONS
-------------------- ------------------------------------------------------------------ -------------- -----------------
1122(d)(1)(i)        Policies and procedures are instituted to monitor any
                     performance or other triggers and events of default in
                     accordance with the transaction agreements.
-------------------- ------------------------------------------------------------------ -------------- -----------------
1122(d)(1)(ii)       If any material servicing activities are outsourced to
                     third parties, policies and procedures are instituted to
                     monitor the third party's performance and compliance with
                     such servicing activities.
-------------------- ------------------------------------------------------------------ -------------- -----------------
1122(d)(1)(iii)      Any requirements in the transaction agreements to maintain a back-up servicer for the credit card accounts or accounts are maintained.
-------------------- ------------------------------------------------------------------ -------------- -----------------
1122(d)(1)(iv)       A fidelity bond and errors and omissions policy is in
                     effect on the party participating in the servicing function throughout the reporting period in the amount of coverage
                     required by and otherwise in accordance with the terms of
                     the transaction agreements.
-------------------- ------------------------------------------------------------------ -------------- -----------------
                                    CASH COLLECTION AND ADMINISTRATION
-------------------- ------------------------------------------------------------------ -------------- -----------------
1122(d)(2)(i)        Payments on credit card accounts are deposited into the
                     appropriate custodial bank accounts and related bank
                     clearing accounts no more than two business days following receipt, or such other number of days specified in the
                     transaction agreements.
-------------------- ------------------------------------------------------------------ -------------- -----------------
1122(d)(2)(ii)       Disbursements made via wire transfer on behalf of an
                     obligor or to an investor are made only by authorized
                     personnel.
-------------------- ------------------------------------------------------------------ -------------- -----------------
1122(d)(2)(iii)      Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees
                     charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
-------------------- ------------------------------------------------------------------ -------------- -----------------
1122(d)(2)(iv)       The related accounts for the transaction, such as cash
                     reserve accounts or accounts established as a form of
                     overcollateralization, are separately maintained (e.g.,
                     with respect to commingling of cash) as set forth in the
                     transaction agreements.
-------------------- ------------------------------------------------------------------ -------------- -----------------
1122(d)(2)(v)        Each custodial account is maintained at a federally insured depository institution as set forth in the transaction
                     agreements. For purposes of this criterion, "federally
                     insured depository institution" with respect to a foreign
                     financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the
                     Securities Exchange Act.
-------------------- ------------------------------------------------------------------ -------------- -----------------
1122(d)(2)(vi)       Unissued checks are safeguarded so as to prevent
                     unauthorized access.
-------------------- ------------------------------------------------------------------ -------------- -----------------
1122(d)(2)(vii)      Reconciliations are prepared on a monthly basis for all
                     asset-backed securities related bank accounts, including
                     custodial accounts and related bank clearing accounts.
                     These reconciliations are (A) mathematically accurate; (B)
                     prepared within 30 calendar days after the bank statement
                     cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by
                     someone other than the person who prepared the
                     reconciliation; and (D) contain explanations for
                     reconciling items. These reconciling items are resolved
                     within 90 calendar days of their original identification,
                     or such other number of days specified in the transaction
                     agreements.
-------------------- ------------------------------------------------------------------ -------------- -----------------

--------------------------------------------------------------------------------------- -------------- -----------------
                                  SERVICING CRITERIA                                     APPLICABLE       APPLICABLE
                                                                                          SERVICING       SERVICING
                                                                                        CRITERIA FOR    CRITERIA FOR A
                                                                                          SERVICER       SUBSERVICER
-------------------- ------------------------------------------------------------------ -------------- -----------------
     REFERENCE                                   CRITERIA
-------------------- ------------------------------------------------------------------ -------------- -----------------
                                    INVESTOR REMITTANCES AND REPORTING
-------------------- ------------------------------------------------------------------ -------------- -----------------
1122(d)(3)(i)        Reports to investors, including those to be filed with the
                     Commission, are maintained in accordance with the
                     transaction agreements and applicable Commission
                     requirements. Specifically, such reports (A) are prepared
                     in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information
                     calculated in accordance with the terms specified in the
                     transaction agreements; (C) are filed with the Commission
                     as required by its rules and regulations; and (D) agree
                     with investors' or the trustee's records as to the total
                     unpaid principal balance and number of credit card accounts serviced by the Servicer.
-------------------- ------------------------------------------------------------------ -------------- -----------------
1122(d)(3)(ii)       Amounts due to investors are allocated and remitted in
                     accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.
-------------------- ------------------------------------------------------------------ -------------- -----------------
1122(d)(3)(iii)      Disbursements made to an investor are posted within two
                     business days to the Servicer's investor records, or such
                     other number of days specified in the transaction agreements.
-------------------- ------------------------------------------------------------------ -------------- -----------------
1122(d)(3)(iv)       Amounts remitted to investors per the investor reports
                     agree with cancelled checks, or other form of payment, or
                     custodial bank statements.
-------------------- ------------------------------------------------------------------ -------------- -----------------
                                         POOL ASSET ADMINISTRATION
-------------------- ------------------------------------------------------------------ -------------- -----------------
1122(d)(4)(i)        Collateral or security on credit card accounts is
                     maintained as required by the transaction agreements or
                     related asset pool documents.
-------------------- ------------------------------------------------------------------ -------------- -----------------
1122(d)(4)(ii)       Account and related documents are safeguarded as required by the transaction agreements
-------------------- ------------------------------------------------------------------ -------------- -----------------
1122(d)(4)(iii)      Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any
                     conditions or requirements in the transaction agreements.
-------------------- ------------------------------------------------------------------ -------------- -----------------
1122(d)(4)(iv)       Payments on credit card accounts, including any payoffs,
                     made in accordance with the related credit card accounts
                     documents are posted to the Servicer's obligor records
                     maintained no more than two business days after receipt, or such other number of days specified in the transaction
                     agreements, and allocated to principal, interest or other
                     items (e.g., escrow) in accordance with the related asset
                     pool documents.
-------------------- ------------------------------------------------------------------ -------------- -----------------
1122(d)(4)(v)        The Servicer's records regarding the accounts and the
                     accounts agree with the Servicer's records with respect to an obligor's unpaid principal balance.
-------------------- ------------------------------------------------------------------ -------------- -----------------
1122(d)(4)(vi)       Changes with respect to the terms or status of an obligor's account (e.g., loan modifications or re-agings) are made,
                     reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset
                     documents.
-------------------- ------------------------------------------------------------------ -------------- -----------------
1122(d)(4)(vii)      Loss mitigation or recovery actions (e.g., forbearance
                     plans, modifications and deeds in lieu of foreclosure,
                     foreclosures and repossessions, as applicable) are
                     initiated, conducted and concluded in accordance with the
                     timeframes or other requirements established by the
                     transaction agreements.
-------------------- ------------------------------------------------------------------ -------------- -----------------
1122(d)(4)(viii)     Records documenting collection efforts are maintained
                     during the period a Account is delinquent in accordance
                     with the transaction agreements. Such records are
                     maintained on at least a monthly basis, or such other
                     period specified in the transaction agreements, and
                     describe the entity's activities in monitoring delinquent
                     Accounts including, for example, phone calls, letters and
                     payment rescheduling plans in cases where delinquency is
                     deemed temporary (e.g., illness or unemployment).
-------------------- ------------------------------------------------------------------ -------------- -----------------
1122(d)(4)(ix)       Adjustments to interest rates or rates of return for
                     Accounts with variable rates are computed based on the
                     related Account documents.
-------------------- ------------------------------------------------------------------ -------------- -----------------

--------------------------------------------------------------------------------------- -------------- -----------------
                                  SERVICING CRITERIA                                     APPLICABLE       APPLICABLE
                                                                                          SERVICING       SERVICING
                                                                                        CRITERIA FOR    CRITERIA FOR A
                                                                                          SERVICER       SUBSERVICER
-------------------- ------------------------------------------------------------------ -------------- -----------------
     REFERENCE                                   CRITERIA
-------------------- ------------------------------------------------------------------ -------------- -----------------
-------------------- ------------------------------------------------------------------ -------------- -----------------
1122(d)(4)(x)        Regarding any funds held in trust for an obligor (such as
                     escrow accounts): (A) such funds are analyzed, in
                     accordance with the obligor's Account documents, on at
                     least an annual basis, or such other period specified in
                     the transaction agreements; (B) interest on such funds is
                     paid, or credited, to obligors in accordance with
                     applicable Account documents and state laws; and (C) such
                     funds are returned to the obligor within 30 calendar days
                     of full repayment of the related Accounts, or such other
                     number of days specified in the transaction agreements.
-------------------- ------------------------------------------------------------------ -------------- -----------------
1122(d)(4)(xi)       Payments made on behalf of an obligor (such as tax or
                     insurance payments) are made on or before the related
                     penalty or expiration dates, as indicated on the
                     appropriate bills or notices for such payments, provided
                     that such support has been received by the servicer at
                     least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
-------------------- ------------------------------------------------------------------ -------------- -----------------
1122(d)(4)(xii)      Any late payment penalties in connection with any payment
                     to be made on behalf of an obligor are paid from the
                     servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
-------------------- ------------------------------------------------------------------ -------------- -----------------
1122(d)(4)(xiii)     Disbursements made on behalf of an obligor are posted
                     within two business days to the obligor's records
                     maintained by the servicer, or such other number of days
                     specified in thev transaction agreements.
-------------------- ------------------------------------------------------------------ -------------- -----------------
1122(d)(4)(xiv)      Delinquencies, charge-offs and uncollectible accounts are
                     recognized and recorded in accordance with the transaction agreements.
-------------------- ------------------------------------------------------------------ -------------- -----------------
1122(d)(4)(xv)       Any external enhancement or other support, identified in
                     Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.
-------------------- ------------------------------------------------------------------ -------------- -----------------

-------------------- ------------------------------------------------------------------ -------------- -----------------


                                    [NAME OF [SERVICER] [SUBSERVICER]


                                     Date:
                                          -----------------------------------



                                     By:
                                          -----------------------------------
                                     Name:
                                     Title:

                                                                      SCHEDULE 1


                                List of Accounts


                        [Delivered to Indenture Trustee]

                                                                      SCHEDULE 2


                         List of Collateral Certificates


                        [Delivered to Indenture Trustee]